UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Rana J. Wright	Ndenisarya M. Bregasi, Esq.
Harris Associates L.P.	K&L Gates LLP
111 South Wacker Drive, Suite 4600	1601 K Street, N.W.
Chicago, Illinois 60606-4319	Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/21

Date of reporting period: 03/31/22

Item 1. Reports to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2022

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2022 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	7
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Global Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Select Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	22
Commentary on Oakmark International and Oakmark International Small Cap Funds	24
Oakmark International Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	29
Oakmark International Small Cap Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Oakmark Equity and Income Fund
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	42
Oakmark Bond Fund
Summary Information	48
Portfolio Manager Commentary	49
Schedule of Investments	52
Financial Statements
Statements of Assets and Liabilities	55
Statements of Operations	58
Statements of Changes in Net Assets	61
Notes to Financial Statements	77
Financial Highlights	88
Disclosure Regarding Investment Advisory Agreements Approval	96
Disclosures and Endnotes	100
Trustees and Officers	105

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe,"

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise.

Oakmark.com

Expense Example

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2021 to March 31, 2022, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2022, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL			HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*		Ending Account Value (03/31/22)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,019.80	$4.53		$1,020.44	$4.53	0.90%
Advisor Class	$1,000.00	$1,021.00	$3.38		$1,021.59	$3.38	0.67%
Institutional Class	$1,000.00	$1,021.00	$3.38		$1,021.59	$3.38	0.67%
R6 Class	$1,000.00	$1,021.30	$3.12		$1,021.84	$3.13	0.62%
Oakmark Select Fund
Investor Class	$1,000.00	$971.60	$4.82		$1,020.04	$4.94	0.98%
Advisor Class	$1,000.00	$972.40	$4.18		$1,020.69	$4.28	0.85%
Institutional Class	$1,000.00	$972.80	$3.84		$1,021.04	$3.93	0.78%
R6 Class	$1,000.00	$972.80	$3.59		$1,021.29	$3.68	0.73%
Oakmark Global Fund
Investor Class	$1,000.00	$981.90	$5.48		$1,019.40	$5.59	1.11%
Advisor Class	$1,000.00	$982.70	$4.50		$1,020.39	$4.58	0.91%
Institutional Class	$1,000.00	$982.90	$4.35		$1,020.54	$4.43	0.88%
R6 Class	$1,000.00	$982.80	$4.20		$1,020.69	$4.28	0.85%
Oakmark Global Select Fund
Investor Class	$1,000.00	$950.10	$5.25		$1,019.55	$5.44	1.08%
Advisor Class	$1,000.00	$951.10	$4.43		$1,020.39	$4.58	0.91%
Institutional Class	$1,000.00	$951.20	$4.23		$1,020.59	$4.38	0.87%
R6 Class	$1,000.00	$951.50	$3.99		$1,020.84	$4.13	0.82%
Oakmark International Fund
Investor Class	$1,000.00	$922.10	$4.98		$1,019.75	$5.24	1.04%
Advisor Class	$1,000.00	$923.10	$4.12		$1,020.64	$4.33	0.86%
Institutional Class	$1,000.00	$923.40	$3.79		$1,020.99	$3.98	0.79%
R6 Class	$1,000.00	$923.60	$3.60		$1,021.19	$3.78	0.75%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$896.20	$6.29		$1,018.30	$6.69	1.33%
Advisor Class	$1,000.00	$896.50	$5.44		$1,019.20	$5.79	1.15%
Institutional Class	$1,000.00	$897.10	$5.11		$1,019.55	$5.44	1.08%
R6 Class	$1,000.00	$897.30	$4.97		$1,019.70	$5.29	1.05%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$997.30	$4.13		$1,020.79	$4.18	0.83%
Advisor Class	$1,000.00	$998.10	$2.89		$1,022.04	$2.92	0.58%
Institutional Class	$1,000.00	$998.10	$2.89		$1,022.04	$2.92	0.58%
R6 Class	$1,000.00	$998.30	$2.69		$1,022.24	$2.72	0.54%
Oakmark Bond Fund
Investor Class	$1,000.00	$966.10	$1.24	(a)	$1,021.24	$3.73	0.74%
Advisor Class	$1,000.00	$947.50	$2.62		$1,022.24	$2.72	0.54%
Institutional Class	$1,000.00	$947.50	$2.52		$1,022.34	$2.62	0.52%
R6 Class	$1,000.00	$947.90	$2.14		$1,022.74	$2.22	0.44%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 182 and divided by 365 (to reflect one-half year period)

(a)  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 62 and divided by 365 (to reflect number of days the class was open)

Oakmark.com 1

Oakmark and Oakmark Select Funds  March 31, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"Fear and pessimism bring opportunities."

-Michael Price (1951-2022)

The commentary I wrote in 2016 for Oakmark's 25-year anniversary looked back at the investment performance of the Fund and the stock market in the context of the many events in the world that investors worried about. The conclusion was that investors did just fine despite one crisis after another—and this conclusion still holds true today.

The Oakmark Fund was launched in 1991 shortly after Operation Desert Storm, in which the United States led a multi-nation coalition that prevented Iraq from annexing Kuwait. Today we remember that conflict mostly for how fast victory was achieved—six weeks of bombing followed by only four days of armed combat. But before the fighting began, there was tremendous fear that we could lose to Iraq's highly trained Republican Army, that losing access to Middle Eastern oil could cause a global depression and that Iraqi use of weapons of mass destruction could kill people across the world. I remember one of Harris Associates' founding partners, Myron Szold, saying, "Betting that the world is going to end is the worst bet you can make. You're unlikely to win, and even if you do, you can't collect."

They say history doesn't repeat; it rhymes. Many of today's concerns about the tragedy in Ukraine seem analogous to the concerns investors had about war in Iraq when we were preparing to launch the Oakmark Fund in 1991. One analyst report last month grabbed headlines when it predicted a 10% probability that Russia's attack on Ukraine would spread and end civilization. It may sound cavalier to ignore that risk, but using Myron's logic, there is no payoff to structuring a portfolio for the end of civilization. We believe it is reassuring to put current events into context as we determine how to invest our assets today.

Here is an update to the list I used in 2016 of troubling events we've been through since we started the Oakmark Fund in 1991. We've experienced the following, roughly by year:

•  Operation Desert Storm

•  Global Recession

•  Hillarycare

•  Fed Increasing Interest Rates

•  Oklahoma City Bombing

•  U.S. Government Shutdown

•  Mad Cow Disease

•  Asian Flu

•  Clinton Impeachment

•  Y2K

•  Tech Bubble

•  9/11

•  Afghan War

•  Recession

•  Iraq War

•  SARS

•  Hurricane Katrina

•  Subprime Mortgage Crisis

•  Lehman Bros. Bankruptcy

•  Obamacare

•  Real Estate Collapse

•  Global Financial Crisis

•  Greek Bailout

•  S&P Downgrading U.S. Debt

•  Oil Price Collapse

•  Ebola

•  Ukraine/Crimea/Russia

•  Syrian Migrant Crisis

•  Brexit

•  Divisive Presidential Election

•  Trump Impeachment

•  China Trade War

•  Covid-19

•  Inflation Acceleration

•  Ukraine/Russia

That's an intimidating list. In 2016, I wrote that despite all that went wrong in the world, an investor who bought the S&P 500 in 1991 and held their position through 2016 would have accumulated more than nine times their initial capital. And that return is despite experiencing eight corrections and three bear markets. (Corrections are defined as a drop of at least 10% in the S&P 500, a level reached in the past quarter; and bear markets are declines of over 20%.) Though it is tempting to use world events to try to profitably move in and out of the market, it's hard to improve on that buy-and-hold record by picking the right periods to sit out. Likewise, during those 25 years, the Oakmark Fund had periods of both good and bad returns relative to the S&P 500, but an investor who bought at the

See accompanying Disclosures and Endnotes on page 100.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  March 31, 2022

Portfolio Manager Commentary (continued)

beginning in 1991 and held through 2016 ended with more than 19 times their starting capital. Those 25 years included many frustrating times when fundamental value investing was out of favor, but the 25-year return of over twice the S&P 500 would have been difficult to improve on by trying to guess when our investment style was going to be in favor.

Updating those numbers through the end of March 2022 shows that over the past six years the S&P 500 investor more than doubled their capital, going from nine times to more than 20 times the original value. That return was despite experiencing four corrections and two bear markets. And even though the Oakmark Fund hasn't quite kept pace with the S&P 500 since 2016, our investors have grown their capital from 19 times to nearly 40 times the original value, roughly double the return of the S&P 500.

When confronted with global uncertainty, it can be difficult to imagine what the next year or even the next month will bring, and that can be scary. But at Oakmark, we are anchored by an investment philosophy that exploits deviations between current prices and long-term values. We only own stocks that are selling at unusually large discounts to what we believe those businesses will be worth roughly seven years from now. The events investors worry about might lead to significant reductions in current earnings, but that is usually transitory. It is rare for such issues to cause meaningful reductions in estimates of long-term business value. That is why in periods of high volatility, as occurred this past quarter, we see opportunity and often make more portfolio changes than usual.

My favorite sporting event is March Madness. The David versus Goliath early-round matchups are the most fun. Every couple of years a huge favorite gets knocked off by a small school we've barely heard of. In this year's first round, oddsmakers gave perennial favorite and number-2 seed Kentucky a 95% chance of beating number-15 seed St. Peter's. And though it ruined my bracket, watching the kids from St. Peter's celebrate their win is what makes March Madness must-see TV.

We don't know which game will produce the huge March Madness upset, but we've come to expect them. There are eight matchups annually between 1- or 2-seeds and 15- or 16-seeds. If each underdog has a 5% chance of winning, there is a 34% chance that a major upset happens in any given year. I wish investors could think about stock market corrections like March Madness upsets. They are to be expected, happening about every two years. And just like the winning bracket is not the one that anticipates the most upsets, the best long-term investment record is not the one that anticipates the most corrections. I'm not going to take the analogy so far as to say that you can actually enjoy the corrections as much as you enjoy the upsets, but you can use them to your advantage.

We encourage shareholders to have a target for the percentage of their assets they want to have invested in the stock market. When stock prices fall, stocks will fall below that percentage target. But individual investors often sell after stock prices fall. This not only hurts their returns, but it moves their portfolios further away from their targets. If you buy after your percentage in stocks has fallen below your target and sell after it has risen above the target, you can avoid the trap of buying high and selling low.

When world events cause the stock market to fall, don't join in the panic. Check your portfolio. And if stocks have fallen meaningfully under your target weighting, take advantage of the cheaper prices. It won't be as much fun as watching St. Peter's celebrate, but it may ease the pain and boost your returns.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 3

Oakmark Fund  March 31, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	-2.63%	13.12%	18.41%	13.73%	13.80%	12.94%	08/05/91
S&P 500 Index	-4.60%	15.65%	18.92%	15.99%	14.64%	10.58%
Dow Jones Industrial Average[2]	-4.10%	7.11%	12.57%	13.40%	12.77%	10.91%
Lipper Large-Cap Value Funds Index[3]	-0.93%	11.73%	14.09%	11.41%	11.82%	9.27%
Oakmark Fund (Advisor Class)	-2.56%	13.37%	18.59%	13.88%	N/A	14.18%	11/30/16
Oakmark Fund (Institutional Class)	-2.56%	13.39%	18.65%	13.94%	N/A	14.23%	11/30/16
Oakmark Fund (R6 Class)	-2.56%	13.43%	N/A	N/A	N/A	25.19%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
EOG Resources, Inc.	3.5
Alphabet, Inc., Class A	3.2
Ally Financial, Inc.	3.2
APA Corp.	2.9
The Charles Schwab Corp.	2.7
Capital One Financial Corp.	2.6
ConocoPhillips	2.6
American International Group, Inc.	2.2
Citigroup, Inc.	2.2
Charter Communications, Inc., Class A	2.2
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	56
Net Assets	$18 billion
Weighted Average Market Cap	$149.3 billion
Median Market Cap	$57.9 billion
Gross Expense Ratio - Investor Class*^	0.93%
Net Expense Ratio - Investor Class*†^	0.91%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2023.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Financials	29.7
Communication Services	14.8
Information Technology	10.5
Energy	10.4
Consumer Discretionary	9.0
Health Care	7.1
Consumer Staples	5.8
Industrials	4.9
Real Estate	1.2
Short-Term Investments and Other	6.6

See accompanying Disclosures and Endnotes on page 100.

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund generated a –3% return during the first quarter, outperforming the S&P 500 Index's1 return of –5%. Our holdings in the energy sector were the biggest contributor to our outperformance during the period, whereas our holdings in the communication services sector detracted the most. Our highest contributing securities during the period were EOG Resources and APA Corp, while our largest detractors were Netflix and Meta Platforms. We continue to own each of these investments given their significant discounts to our estimates of business value, and we added exposure to both Meta Platforms and Netflix.

We took advantage of the market's heightened volatility during the quarter by adding six new positions to the portfolio. (See descriptions below.) We also eliminated our holdings in ADP, Mastercard, and S&P Global. Each of these successful investments approached our estimate of intrinsic value and was sold to pursue more attractive alternatives.

A close look at the portfolio shows an increase in options positions. We use options for two reasons. We frequently use them as part of our tax-loss selling to reduce taxable capital gain distributions. What you see this quarter, however, is different. When other investors believe our companies are substantially riskier than we do, options prices will be higher than our estimate of their intrinsic value. When opportunities like this surface, we'll sell puts or calls as an alternative to purchasing or selling shares, respectively. During the quarter, we took advantage of elevated volatility by selling calls against a small portion of our energy holdings instead of trimming them. We also sold puts on Meta Platforms (rather than adding to it) and Amazon (to initiate a new position).

The following is a brief description of our new holdings:

Amazon is the leading e-commerce and cloud-computing provider in the world. In e-commerce, two-thirds of U.S. households are Amazon Prime subscribers, and over half of all online product searches now start on Amazon. We believe the company's strong customer loyalty and massive infrastructure are significant barriers to entry in a growing e-commerce market. Separately, Amazon Web Services (AWS) controls nearly half of the market in cloud computing. We believe AWS has become utility-like in nature and scale, and we expect healthy growth moving forward as IT workloads continue moving to the cloud. More recently, concerns about rising investment spending have weighed on the stock—as they have in times past—providing us another opportunity to purchase shares at an attractive multiple of normalized earnings and a discount to its peer-weighted enterprise value-to-sales multiple.

Equifax is one of the leading U.S. credit bureaus. The company competes in a triopoly with TransUnion and Experian, all of which are great businesses due to their entrenched competitive position, valuable data sets, deep client integration and pricing power. In our view, what separates Equifax from its peers is its proprietary Workforce Solutions database, which is now its largest and most differentiated business. Workforce Solutions is an income and employment database used to evaluate the creditworthiness of a consumer in real-time. Furthermore, Equifax's collection of alternative data is becoming increasingly important to lenders so they can assess the creditworthiness of consumers with thin or even nonexistent credit files. We were able to purchase this well-managed company at an attractive valuation due to concerns that rising interest rates would adversely affect credit inquiries. Despite these near-term headwinds, Equifax recently reiterated full-year guidance and continues to expect significant market outgrowth. Longer term, the company anticipates 7-10% organic sales growth, an outlook that we believe is not properly reflected in today's stock price.

Global Payments is a leading provider of merchant acquiring services. The company is also one of the largest providers of payment processing and related technology solutions to credit card issuers. We believe Global Payments' merchant acquiring business is well positioned given its strength in software-driven payments. This is one of the fastest growing parts of the industry as small business customers are increasingly recognizing the efficiency benefits of having payments seamlessly integrated into the software they use to run their businesses. In addition, Global Payments benefits from the broader secular shift away from cash and toward electronic payment methods. Together, these tailwinds have the potential to drive low-double-digit revenue growth and even faster earnings growth. With this strong outlook and with management returning a significant portion of free cash flow to shareholders via repurchase, we think the stock looks attractive at its current valuation of just 12.5x next year's expected EPS.5

We previously had an opportunity to own Pinterest when the stock sold off during the Covid-19-related downturn, and we were pleased to be able to invest in the company once again at an attractive price during the quarter. Pinterest is an online personal discovery tool that people use to find ideas based on their tastes and interests. Unlike most social media companies, the objectives of users and advertisers are fundamentally aligned on Pinterest. Users find a positive and useful product discovery experience, and advertisers find an audience with high commercial intent and the ability to integrate ads naturally. Although Pinterest had more than 430 million global users as of year-end, the company is still in the early days of monetizing its platform. We believe that its shares trade well below fair value on conventional metrics, such as enterprise value to revenue, as well as when we benchmark its ultimate revenue and margin potential against more mature internet companies.

Pulte is one of the nation's largest homebuilders. While demographic tailwinds are expected to support healthy housing

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 5

Oakmark Fund  March 31, 2022

Portfolio Manager Commentary (continued)

demand for years to come, more important to our thesis is the company's operational transformation over the past decade. Having adopted a more rigorous, returns-driven approach to land acquisition and manufacturing, Pulte now consistently earns returns on equity near the high end of its peer group. We expect the company to generate approximately 15% of its market cap in free cash flow this year, and management is putting that cash to good use by strengthening its balance sheet and returning capital to shareholders. While we recognize that the recent surge in home prices is producing a level of profitability that's above what we would consider "normal," we still find the stock attractive relative to our more tempered estimate of mid-cycle earnings.

Over the past 20 years, Salesforce has become a dominant global player in sales, customer service, commerce and marketing software. CRM earns 80% gross margins, grows 20% organically and virtually all of its revenue is recurring. It's a great business that we've admired from afar for a long time. More recently, the organization has made some changes at the top that prompted us to take a closer look at the stock. New CEO Bret Taylor and CFO Amy Weaver are bringing a culture of financial discipline. We believe this renewed focus on profitability, combined with Salesforce's strong underlying business characteristics, will yield strong results. The current valuation of 5x next year's revenues represents a significant discount compared to publicly traded comparables and private market values in the software space. We view this discount as an opportunity to invest in a great business at a good value.

We thank you, our fellow shareholders, for your investment and continued support of the Oakmark Fund.

See accompanying Disclosures and Endnotes on page 100.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.4%
FINANCIALS - 29.7%
DIVERSIFIED FINANCIALS - 19.0%
Ally Financial, Inc.	13,243	$575,810
The Charles Schwab Corp.	5,709	481,326
Capital One Financial Corp.	3,597	472,250
The Goldman Sachs Group, Inc.	1,105	364,760
American Express Co.	1,804	337,404
Intercontinental Exchange, Inc.	2,400	317,088
State Street Corp.	3,568	310,827
KKR & Co., Inc.	4,030	235,634
The Bank of New York Mellon Corp.	4,335	215,123
Moody's Corp.	330	111,302
		3,421,524
INSURANCE - 5.5%
American International Group, Inc.	6,293	394,999
Willis Towers Watson PLC	1,350	318,897
Reinsurance Group of America, Inc.	2,519	275,733
		989,629
BANKS - 5.2%
Citigroup, Inc.	7,324	391,112
Wells Fargo & Co.	7,000	339,220
Bank of America Corp.	4,946	203,854
		934,186
		5,345,339
COMMUNICATION SERVICES - 14.8%
MEDIA & ENTERTAINMENT - 13.4%
Alphabet, Inc., Class A (a)	210	583,569
Charter Communications, Inc., Class A (a)	711	387,592
Netflix, Inc. (a)	903	338,105
Meta Platforms, Inc., Class A (a) (b)	1,330	295,828
Comcast Corp., Class A	6,261	293,144
Take-Two Interactive Software, Inc. (a)	1,700	261,358
Pinterest, Inc., Class A (a)	10,000	246,100
		2,405,696
TELECOMMUNICATION SERVICES - 1.4%
T-Mobile US, Inc. (a)	2,000	256,700
		2,662,396
ENERGY - 10.5%
EOG Resources, Inc. (b)	5,259	626,978
APA Corp. (b)	12,824	530,008
ConocoPhillips (b)	4,706	470,570
Diamondback Energy, Inc. (b)	1,960	268,677
		1,896,233
	Shares	Value
INFORMATION TECHNOLOGY - 10.4%
SOFTWARE & SERVICES - 9.6%
Fiserv, Inc. (a)	3,800	$385,320
Gartner, Inc. (a)	1,177	349,969
Workday, Inc., Class A (a)	1,207	288,980
salesforce.com, Inc. (a)	1,000	212,320
DXC Technology Co. (a)	6,458	210,716
Global Payments, Inc.	1,400	191,576
Visa, Inc., Class A	435	96,403
		1,735,284
TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
TE Connectivity, Ltd.	1,123	147,057
		1,882,341
CONSUMER DISCRETIONARY - 9.0%
CONSUMER SERVICES - 3.5%
Booking Holdings, Inc. (a)	157	367,767
Hilton Worldwide Holdings, Inc. (a)	1,722	261,312
		629,079
AUTOMOBILES & COMPONENTS - 3.0%
General Motors Co. (a)	7,762	339,510
BorgWarner, Inc.	5,000	194,500
		534,010
RETAILING - 1.5%
eBay, Inc.	4,598	263,264
Qurate Retail, Inc., Class A	3,792	18,050
		281,314
CONSUMER DURABLES & APPAREL - 1.0%
Pulte Homes, Inc.	4,200	175,980
		1,620,383
HEALTH CARE - 7.1%
HEALTH CARE EQUIPMENT & SERVICES - 5.3%
HCA Healthcare, Inc.	1,500	375,929
Humana, Inc.	823	358,145
CVS Health Corp.	2,103	212,862
		946,936
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
Regeneron Pharmaceuticals, Inc. (a)	468	326,788
		1,273,724
CONSUMER STAPLES - 5.8%
FOOD, BEVERAGE & TOBACCO - 5.8%
Altria Group, Inc.	7,000	365,750
Constellation Brands, Inc., Class A	1,535	353,518
Keurig Dr Pepper, Inc.	8,578	325,103
		1,044,371

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.4% (continued)
INDUSTRIALS - 4.9%
CAPITAL GOODS - 3.8%
General Electric Co.	2,127	$194,621
PACCAR, Inc.	2,000	176,140
General Dynamics Corp.	650	156,767
Cummins, Inc.	722	148,089
		675,617
COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
Equifax, Inc.	850	201,535
		877,152
REAL ESTATE - 1.2%
CBRE Group, Inc., Class A (a)	2,368	216,719
TOTAL COMMON STOCKS - 93.4% (COST $10,255,082)		16,818,658
	Par Value	Value
SHORT-TERM INVESTMENT - 6.4%
REPURCHASE AGREEMENT - 6.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $1,148,725, collateralized by United States Treasury Notes, 0.125% - 2.500% due 02/28/26 - 03/31/27, aggregate value plus accrued interest of $1,171,691 (Cost: $1,148,716)	$1,148,716	1,148,716
TOTAL SHORT-TERM INVESTMENTS - 6.4% (COST $1,148,716)		1,148,716
TOTAL INVESTMENTS - 99.8% (COST $11,403,798)		17,967,374
Other Assets In Excess of Liabilities - 0.2%		27,685
TOTAL NET ASSETS - 100.0%		$17,995,059

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

Oakmark Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
ConocoPhillips	$105.00	8/19/22	(5,000)	$(50,000)	$(3,175)	$(5,154)	$1,979
APA Corp.	$40.00	7/15/22	(13,000)	$(53,729)	$(6,857)	$(7,232)	$375
Diamondback Energy, Inc.	$140.00	6/17/22	(2,000)	$(27,416)	$(2,260)	$(3,091)	$831
EOG Resources, Inc.	$124.00	7/15/22	(5,500)	$(65,577)	$(4,249)	$(5,763)	$1,514
				$(196,722)	$(16,541)	$(21,240)	$4,699
PUTS
Amazon.com, Inc.	$3,070.00	6/17/22	(680)	$(221,677)	$(7,834)	$(13,705)	$5,871
Amazon.com, Inc.	$3,200.00	6/17/22	(680)	$(221,677)	$(11,109)	$(10,810)	$(299)
Meta Platforms, Inc.	$200.00	4/14/22	(8,000)	$(177,888)	$(604)	$(8,628)	$8,024
				$(621,242)	$(19,547)	$(33,143)	$13,596

See accompanying Notes to Financial Statements.

Oakmark.com 9

Oakmark Select Fund  March 31, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	-6.07%	8.47%	16.21%	8.49%	11.06%	11.95%	11/01/96
S&P 500 Index	-4.60%	15.65%	18.92%	15.99%	14.64%	9.63%
Lipper Multi-Cap Value Fund Index[6]	-1.16%	11.06%	13.17%	9.41%	10.68%	8.01%
Oakmark Select Fund (Advisor Class)	-6.04%	8.62%	16.36%	8.63%	N/A	9.23%	11/30/16
Oakmark Select Fund (Institutional Class)	-6.02%	8.71%	16.44%	8.70%	N/A	9.28%	11/30/16
Oakmark Select Fund (R6 Class)	-6.02%	8.71%	N/A	N/A	N/A	20.58%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class A	9.0
CBRE Group, Inc., Class A	6.9
Ally Financial, Inc.	5.7
Netflix, Inc.	4.5
Charter Communications, Inc., Class A	4.4
Fiserv, Inc.	4.4
APA Corp.	4.3
American International Group, Inc.	4.0
Citigroup, Inc.	3.9
Lithia Motors, Inc.	3.9
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	25
Net Assets	$5.3 billion
Weighted Average Market Cap	$257 billion
Median Market Cap	$55.2 billion
Gross Expense Ratio - Investor Class*^	1.00%
Net Expense Ratio - Investor Class*†^	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2023.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Financials	23.7
Communication Services	21.0
Consumer Discretionary	11.2
Energy	7.9
Health Care	7.0
Real Estate	6.9
Industrials	6.3
Information Technology	4.4
Consumer Staples	3.9
Short-Term Investments and Other	7.7

See accompanying Disclosures and Endnotes on page 100.

10 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund declined 6% in the first quarter of 2022 compared to a 5% decline in the S&P 500.1 While the portfolio is well positioned for rising interest rates and higher oil prices—both of which were front and center to start the year—two company-specific earnings reports put a damper on what otherwise would have been a solid relative performance quarter. Concentration is a double-edged sword, and we felt the negative side of the blade this quarter.

Netflix (–38%) and Meta Platforms (–34%) were the most significant detractors in the first quarter—detracting twice as much as the next closest stock. Netflix is experiencing what we would describe as a Covid-19-induced hangover. The pandemic pulled forward subscriber growth while content spend was limited due to health restrictions pushing out production timelines. This led to a perfect storm of accelerated revenue and margin growth, which the Fund benefited from in 2020 and into 2021 when Netflix was one of our top performers. Now the reverse is occurring. Looking at Netflix's business performance with a longer term lens, one hardly sees any disruption in the franchise. We used the price strength in 2021 to reduce our position and have used the current weakness to add to our exposure to Netflix. Meta reported a disappointing outlook for the first quarter of this year as well, but for different reasons. The company's targeted advertising business has been negatively impacted by Apple's new privacy policies, and the franchise also appears to be maturing somewhat. The stock was pummeled on news that the first quarter of 2022 could see revenue growth in the 5-10% plus range. While most companies would kill for an outlook like that, Meta shareholders were accustomed to more. Now shares are valued as if the company won't grow much at all going forward, which we believe is misguided. We sold put options to add to our economic exposure in Meta to take advantage of the price weakness. Please see the Oakmark Fund letter for a more thorough description of why we have elected to use options to increase our exposure to certain names in the Fund.

Our two oil holdings, APA Corporation (+54%) and EOG Resources (+36%), were our top contributors in the quarter as oil prices rallied due to tight supplies, which were then exacerbated by the Russian invasion of Ukraine. Although their share prices have increased considerably, both companies still look quite undervalued even using longer term oil prices in the $65-70 dollar range. Meanwhile, if times are good over the next couple of years, we expect these companies to return significant percentages of their market caps to shareholders.

As is typical during periods of significant volatility, we added a new name to the portfolio. Lithia Motors is the largest franchised auto dealer group in the United States. The company has a long history of creating shareholder value through best-in-class operations and consistent acquisitions of smaller dealers at attractive returns. There is a long runway for management to continue creating value through such acquisitions. Management believes this will drive earnings per share to more than $50 by 2025, even as car prices return to pre-pandemic levels. Meanwhile, Lithia has a significant opportunity to further accelerate growth through Driveway, its online auto retailing platform. We believe Lithia's existing nationwide infrastructure provides Driveway with significant competitive advantages in e-commerce, which smaller dealers will struggle to replicate. Driveway is not generating any earnings today, but it could become a major contributor over the next five to seven years. With the stock priced at less than 7x management's 2025 EPS5 target and with substantial future growth potential from Driveway, we believe Lithia shares are a bargain today.

Humana and Hilton were reduced to minimal positions in the portfolio as the discount to value narrowed considerably during the quarter. Our CIT shares were converted to First Citizens Bancshares as the merger was completed.

Thank you, our fellow shareholders, for your continued investment in the Fund.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 11

Oakmark Select Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.3%
FINANCIALS - 23.7%
BANKS - 10.3%
Citigroup, Inc.	3,942	$210,503
First Citizens BancShares, Inc., Class A	290	193,046
Bank of America Corp.	3,362	138,578
First Citizens BancShares, Inc., Class B	14	8,795
		550,922
DIVERSIFIED FINANCIALS - 9.4%
Ally Financial, Inc.	7,000	304,364
Capital One Financial Corp.	1,479	194,191
		498,555
INSURANCE - 4.0%
American International Group, Inc.	3,410	214,033
		1,263,510
COMMUNICATION SERVICES - 21.0%
MEDIA & ENTERTAINMENT - 21.0%
Alphabet, Inc., Class A (a)	172	477,866
Netflix, Inc. (a)	641	240,150
Charter Communications, Inc., Class A (a)	429	233,973
Meta Platforms, Inc., Class A (a) (b)	760	168,994
		1,120,983
CONSUMER DISCRETIONARY - 11.2%
CONSUMER SERVICES - 4.2%
Booking Holdings, Inc. (a)	82	192,573
Hilton Worldwide Holdings, Inc. (a)	196	29,813
		222,386
RETAILING - 3.9%
Lithia Motors, Inc.	700	210,084
AUTOMOBILES & COMPONENTS - 3.1%
Lear Corp.	1,150	163,979
		596,449
ENERGY - 7.9%
APA Corp. (b)	5,550	229,381
EOG Resources, Inc. (b)	1,640	195,494
		424,875
HEALTH CARE - 7.0%
HEALTH CARE EQUIPMENT & SERVICES - 4.1%
HCA Healthcare, Inc.	703	176,122
Humana, Inc.	97	42,212
		218,334
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.9%
Regeneron Pharmaceuticals, Inc. (a)	224	156,446
		374,780
REAL ESTATE - 6.9%
CBRE Group, Inc., Class A (a) (b)	4,017	367,605
	Shares	Value
INDUSTRIALS - 6.3%
CAPITAL GOODS - 6.3%
Allison Transmission Holdings, Inc.	4,490	$176,278
General Electric Co.	1,753	160,372
		336,650
INFORMATION TECHNOLOGY - 4.4%
SOFTWARE & SERVICES - 4.4%
Fiserv, Inc. (a)	2,300	233,220
CONSUMER STAPLES - 3.9%
FOOD, BEVERAGE & TOBACCO - 3.9%
Constellation Brands, Inc., Class A	910	209,499
TOTAL COMMON STOCKS - 92.3% (COST $2,960,329)		4,927,571
	Par Value	Value
SHORT-TERM INVESTMENTS - 8.2%
REPURCHASE AGREEMENT - 8.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $437,124, collateralized by United States Treasury Notes, 0.125% - 0.625% due 10/15/25 - 01/31/26, aggregate value plus accrued interest of $445,863 (Cost: $437,120)	$437,120	437,120
TOTAL SHORT-TERM INVESTMENTS - 8.2% (COST $437,120)		437,120
TOTAL INVESTMENTS - 100.5% (COST $3,397,449)		5,364,691
Liabilities In Excess of Other Assets - (0.5)%		(26,113)
TOTAL NET ASSETS - 100.0%		$5,338,578

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
APA Corp.	$40.00	7/15/22	(6,000)	$(24,798)	$(3,165)	$(3,337)	$172
EOG Resources, Inc.	$124.00	7/15/22	(2,000)	$(23,846)	$(1,545)	$(2,096)	$551
CBRE Group, Inc.	$95.00	6/17/22	(18,000)	$(164,736)	$(6,750)	$(17,441)	$10,691
				$(213,380)	$(11,460)	$(22,874)	$11,414
PUTS
Meta Platforms, Inc.	$215.00	6/17/22	(4,000)	$(88,944)	$(5,240)	$(6,386)	$1,146
				$(88,944)	$(5,240)	$(6,386)	$1,146

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Global Fund  March 31, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-5.53%	1.07%	12.09%	8.70%	8.96%	9.89%	08/04/99
MSCI World Index (Net)	-5.15%	10.12%	14.98%	12.42%	10.88%	6.03%
Lipper Global Fund Index[9]	-8.23%	2.23%	12.03%	9.93%	9.42%	6.13%
Oakmark Global Fund (Advisor Class)	-5.48%	1.26%	12.26%	8.85%	N/A	10.41%	11/30/16
Oakmark Global Fund (Institutional Class)	-5.48%	1.28%	12.31%	8.91%	N/A	10.47%	11/30/16
Oakmark Global Fund (R6 Class)	-5.48%	1.30%	N/A	N/A	N/A	11.12%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class A	6.7
Bayer AG	4.8
TE Connectivity, Ltd.	4.4
Lloyds Banking Group PLC	4.0
General Motors Co	3.9
Allianz SE	3.6
Tenet Healthcare Corp.	3.6
Credit Suisse Group AG	3.5
Alibaba Group Holding, Ltd.	3.3
Bank of America Corp.	3.3
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	47
Net Assets	$1.4 billion
Weighted Average Market Cap	$221.5 billion
Median Market Cap	$42.6 billion
Gross Expense Ratio - Investor Class*^	1.15%
Net Expense Ratio - Investor Class*†^	1.13%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2023.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	20.5
Consumer Discretionary	17.3
Communication Services	15.1
Information Technology	12.6
Health Care	12.5
Industrials	10.5
Consumer Staples	3.3
Materials	3.2
Energy	2.0
Total Equity Investments	97.0
Preferred Stocks	0.7
Short-Term Investments and Other	2.3
GEOGRAPHIC ALLOCATION
% of Equity
North America	50.1
United States	50.1
Europe	43.9
Germany*	16.8
Switzerland	10.6
United Kingdom	10.1
Netherlands*	3.1
Belgium*	2.1
Ireland*	1.2
% of Equity
Asia	4.8
China	3.4
India	0.7
South Korea	0.7
Latin America	1.2
Mexico	1.2

*  Euro currency countries comprise 23.2% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

14 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

The Oakmark Global Fund declined by 5.53% for the quarter ended March 31, 2022, compared to a decline of 5.15% for the MSCI World Index (Net)8 and a decline of 8.23% for the Lipper Global Fund Index.9 Since its inception in 1999, the Fund has achieved a compound annual rate of return18 of 9.89%, which compares to 6.03% for the MSCI World Index (Net) and 6.13% for the Lipper Global Fund Index.

For the quarter, the countries that contributed the most to the Fund's return were Mexico, India, Australia and Japan, while the U.S., Netherlands, U.K., Germany and Switzerland were the most significant detractors. From an individual security perspective, Bayer (Germany), Glencore (Switzerland), NOV (U.S.), Flowserve (U.S.) and Grupo Televisa (Mexico) were the strongest contributors. The Fund holdings that detracted most were Prosus (Netherlands), General Motors (U.S.), Continental (Germany), TE Connectivity (U.S.) and Credit Suisse (Switzerland). We discuss a few of the key contributors and detractors in further detail below.

Bayer (Germany), a life science company with pharmaceuticals, consumer health and crop science divisions, was a top contributor to the Fund's performance for the quarter. The company reported strong earnings results for 2021, in our view, with growth exceeding expectations across divisions. Notably, the crop science division delivered 11% growth, staging a robust recovery following two years of an agriculture downcycle and competitive challenges. Management's increased guidance for crop science in 2022 calls for 7% organic growth and a 25-26% margin, which we believe is a key positive for the segment as it signals a long-awaited favorable transition toward profitable growth. In the pharmaceuticals division, revenue growth of more than 7% also bested expectations, supported by a strong recovery of Eylea, the continued growth of Xarelto and the slate of new products. Moreover, Bayer's pipeline enjoyed notable successes in the period, including a favorable read-out for the cancer drug Nubeqa. We spoke with Bayer CFO Wolfgang Nickl during the quarter, who noted that tailwinds are robust in the business today. Notably, he expressed confidence in both the pricing and competitive backdrop in the crop science business as rate increases are layering into sales growth and cost cuts begin to come through. Nickl also reiterated Bayer's expectations for continued growth in pharmaceuticals, driven largely by new launches and technologies.

In our view, Glencore (Switzerland) delivered a solid fiscal-year 2021 earnings report due to significantly improved year-over-year financial metrics, driven by both the mining business, where higher prices supported strong profitability, and the marketing business, which benefited from rising prices, supply constraints and inventory drawdowns. Glencore's free-cash-flow generation was quite robust and resulted in net debt of just $6 billion, which is a record low 0.3x EBITDA10 and well below the $10-$16 billion range targeted by the company. Back in mid-February, guidance already suggested significantly higher earnings and cash flow, compared to 2022, due to significantly higher commodity prices across the board. This has been further amplified by additional price surges for most of the commodities that Glencore mines, including copper, cobalt, zinc, nickel and thermal coal. As a result, Glencore should report a substantial amount of free cash flow and incremental shareholder returns for the year. We recently met with CEO Gary Nagle and CFO Steve Kalmin and discussed the massive impact the crisis in Ukraine is having on Glencore's markets. In many cases, realized prices significantly exceed index prices due to very tight physical markets. Management reiterated its commitment to pay out all excess cash below $10 billion of net debt to shareholders and noted that the company now has 27 assets that are either in the process of being sold or are under consideration for sale. This is in addition to the nine assets already sold under the portfolio simplification. We appreciate Nagle's focus on efficiency and returns, and we believe the company continues to trade at a large discount to our perception of its intrinsic value.

Prosus (Netherlands), owing to its 29% stake in Tencent and the impact of the Russian invasion of Ukraine, was a notable detractor for the first quarter. Tencent was negatively impacted by fears for increased regulation and a poor macro backdrop that have negatively impacted fundamentals. We have spoken with numerous contacts on the changing regulatory landscape in China. Although we believe structural growth at Tencent will be lower in the future due to the new regulatory environment, it remains an excellent business with a high degree of innovation. Later during the quarter, Russia's invasion of Ukraine weighed on companies with exposure to Russia. In Prosus' case, its two Russian assets, Avito (the largest online classifieds company in Russia) and Mail.ru (the largest social media company in Russia), are now valueless in our estimation and resulted in a small reduction of our estimate of Prosus' intrinsic value. While we monitor any new developments closely, we continue to believe Prosus remains extremely undervalued relative to its sum of the parts.

General Motors (GM) (U.S.) was a detractor during the quarter, due to increased macro uncertainty, higher fuel prices, and concerns over rising input costs, which pressured the company in particular and the auto industry as a whole. While we are closely monitoring the potential impact of these dynamics, industry demand remains robust, driven by strong consumer

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 15

Oakmark Global Fund  March 31, 2022

Portfolio Manager Commentary (continued)

balance sheets and pent-up demand after multiple years of constrained production. We also remain confident in GM's ability to navigate a complex operating environment, which the company has consistently demonstrated over the past few years. Finally, the long-term picture remains bright. We believe GM is significantly undervalued, is well-positioned for the long-term transition to electric vehicles and has numerous needle-moving ancillary business opportunities (most notably Cruise, which is an industry leader in autonomous vehicle technology) that are underappreciated.

In addition, we were disappointed to see the departure of Antonio Horta-Osorio from Credit Suisse (Switzerland) given his talents and the restructuring plan he initiated there. The company then delivered a disappointing fiscal year 2021 earnings report as a CHF 1.6 billion non-cash goodwill impairment exceeded our expectations and pressured results. Also of concern was the company's weakened revenue generation as underlying fourth-quarter revenues declined CH 860 million from the year-ago period due primarily to weakness in the investment banking division. Management provided limited guidance for 2022 but reiterated that it would be a transition year, with expectations for about CHF 17 billion in adjusted operating expenditures for the fiscal year. Although the results were a bit disappointing and we understand that 2022 will be a transition year, we appreciate that the problems surfacing today are legacy issues and that Credit Suisse is taking the proper corrective action to improve its franchise and earnings power over the medium term. It is also important to note that Credit Suisse has made significant changes to both its senior management team and its board of directors. Toward the end of the period, the company provided an update on its exposure to Russia, which it reduced since the end of 2021. We believe the remaining exposure, including credit exposure from derivatives and financing from the investment bank, has an immaterial impact on our estimate of the firm's intrinsic value. Moreover, we remain hopeful that with the various management enhancements mentioned, especially in areas of risk control and compliance, Credit Suisse will live up to its potential and avoid the pitfalls of the past. In the appointment of Axel Lehmann as the new chairman, we hope that with his experience, along with the timely execution of this new strategic plan, that Credit Suisse will not only be strengthened but revitalized.

During the quarter, we consolidated our holding in Ryanair Holdings (Ireland) while maintaining exposure through Ryanair Holdings ADR (Ireland). We also exited our positions in Compass Group (U.K.), Toyota (Japan), Citigroup (U.S.) and Incitec Pivot (Australia). Increased market volatility spurred a bit more portfolio turnover than usual as we used capital from the aforementioned sales to increase our stake in current holdings and to purchase new securities that we believe possess more attractive risk-return profiles.

We initiated positions in two new holdings and received shares of Iveco Group from a spinoff transaction.

•  Amazon (U.S.) is the leading e-commerce retailer and cloud-computing company. In e-commerce, two-thirds of U.S. households are Amazon Prime subscribers, and over half of all online product searches now start on Amazon. Amazon has also built a delivery network that will soon surpass UPS and FedEx in packages shipped. We believe the company's customer loyalty and infrastructure are strong barriers to entry in a growing e-commerce market. Separately, Amazon Web Services (AWS) controls nearly half of the market in cloud computing. AWS has significant technical expertise and operates a large and growing number of data centers that run entire IT departments for businesses. We believe AWS has become utility-like in scale, and we expect healthy growth moving forward as IT workloads continue moving to the cloud. Despite strong share price performance since the pandemic, Amazon lagged behind its peers in retail and technology. As a result, Amazon trades at a discount to its peer-weighted sales multiple, the first time this has happened since 2015. We believe this is due to Amazon's sizeable investment in e-commerce, which is largely expensed through the company's income statement. In our analysis, Amazon's normalized margins are higher than today, and the company is undervalued on normalized earnings.

•  We previously had an opportunity to own Pinterest (U.S.) when the stock sold off during the Covid-19-related downturn, and we were pleased to be able to invest in the company once again at an attractive price during the quarter. Pinterest is an online personal discovery tool that people use to find ideas based on their tastes and interests. Unlike most social media companies, the objectives of users and advertisers are fundamentally aligned on Pinterest. Users find a positive and useful product discovery experience, and advertisers find an audience with high commercial intent and the ability to integrate ads naturally. Although Pinterest had more than 430 million global users as of year-end, the company is still in the early days of monetizing its platform. We believe that its shares trade well below fair value on both conventional metrics, such as enterprise value to revenue, as well as when we benchmark its ultimate revenue and margin potential against more mature internet companies.

•  Iveco Group's (Italy) arrival in the Fund stemmed from CNH Industrial's demerger of its trucks and commercial vehicles business in early January. We spoke with Iveco's management team ahead of the split and believe that the powertrain business is reasonably competitive, while the buses division is decently profitable and resilient. In our view, the company also possesses an excellent light truck position and has the opportunity to recognize real profit improvement. We also think Iveco remains an attractive takeover candidate.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged 15% of the Fund's Swiss franc exposure at quarter end. Geographically, we ended the quarter with 50.1% of our holdings headquartered in the U.S. with the remaining 49.9% coming from international markets. Our international weightings are comprised of Europe and the U.K. (44.0%), Asia (4.7%), and Latin America (1.2%).

Thank you for being our partners in the Oakmark Global Fund.

See accompanying Disclosures and Endnotes on page 100.

16 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.0%
FINANCIALS - 20.5%
BANKS - 8.0%
Lloyds Banking Group PLC (United Kingdom)	94,272	$57,409
Bank of America Corp. (United States)	1,133	46,706
Axis Bank, Ltd. (India) (a)	955	9,505
		113,620
INSURANCE - 6.6%
Allianz SE (Germany)	216	51,660
Willis Towers Watson PLC (United States)	107	25,181
Prudential PLC (United Kingdom)	1,228	18,132
		94,973
DIVERSIFIED FINANCIALS - 5.9%
Credit Suisse Group AG (Switzerland)	6,285	49,479
Julius Baer Group, Ltd. (Switzerland)	606	35,055
		84,534
		293,127
CONSUMER DISCRETIONARY - 17.3%
AUTOMOBILES & COMPONENTS - 9.0%
General Motors Co. (United States) (a)	1,274	55,729
Mercedes-Benz Group AG (Germany)	558	39,145
Continental AG (Germany) (a)	434	31,090
Vitesco Technologies Group AG (Germany) (a)	57	2,250
		128,214
RETAILING - 7.3%
Alibaba Group Holding, Ltd. (China) (a)	3,457	47,175
Prosus N.V. (Netherlands)	775	41,819
Amazon.com, Inc. (United States) (a)	5	15,827
		104,821
CONSUMER SERVICES - 1.0%
Booking Holdings, Inc. (United States) (a)	6	14,478
		247,513
COMMUNICATION SERVICES - 15.1%
MEDIA & ENTERTAINMENT - 13.4%
Alphabet, Inc., Class A (United States) (a)	35	96,193
The Interpublic Group of Cos., Inc. (United States)	947	33,577
Liberty Broadband Corp., Class C (United States) (a)	239	32,342
Grupo Televisa SAB ADR (Mexico) (b)	1,422	16,639
Pinterest, Inc., Class A (United States) (a)	276	6,787
Charter Communications, Inc., Class A (United States) (a)	10	5,510
		191,048
TELECOMMUNICATION SERVICES - 1.7%
Liberty Global PLC, Class A (United Kingdom) (a)	930	23,719
		214,767
	Shares	Value
INFORMATION TECHNOLOGY - 12.6%
SOFTWARE & SERVICES - 8.2%
Fiserv, Inc. (United States) (a)	329	$33,340
Oracle Corp. (United States)	391	32,331
Mastercard, Inc., Class A (United States)	81	28,948
SAP SE (Germany)	207	22,942
		117,561
TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
TE Connectivity, Ltd. (United States)	480	62,844
		180,405
HEALTH CARE - 12.5%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.6%
Bayer AG (Germany)	999	68,336
Novartis AG (Switzerland)	296	26,004
		94,340
HEALTH CARE EQUIPMENT & SERVICES - 5.9%
Tenet Healthcare Corp. (United States) (a)	591	50,832
Humana, Inc. (United States)	68	29,722
Envista Holdings Corp. (United States) (a)	72	3,488
		84,042
		178,382
INDUSTRIALS - 10.5%
CAPITAL GOODS - 9.3%
CNH Industrial N.V. (United Kingdom)	1,724	27,161
Howmet Aerospace, Inc. (United States)	752	27,034
Flowserve Corp. (United States)	615	22,061
General Dynamics Corp. (United States)	87	21,055
Daimler Truck Holding AG (Germany) (a)	672	18,636
Travis Perkins PLC (United Kingdom)	887	14,308
Iveco Group N.V. (Netherlands) (a)	352	2,297
		132,552
TRANSPORTATION - 1.2%
Ryanair Holdings PLC ADR (Ireland) (a) (b)	194	16,940
		149,492
CONSUMER STAPLES - 3.3%
FOOD, BEVERAGE & TOBACCO - 3.3%
Anheuser-Busch InBev SA/NV (Belgium)	487	29,093
Keurig Dr Pepper, Inc. (United States)	491	18,620
		47,713
MATERIALS - 3.2%
Glencore PLC (Switzerland)	5,691	37,031
Arconic Corp. (United States) (a)	306	7,840
		44,871
ENERGY - 2.0%
Nov, Inc. (United States)	1,442	28,268
TOTAL COMMON STOCKS - 97.0% (COST $970,304)		1,384,538

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Global Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.7%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Samsung Electronics Co., Ltd. (South Korea)	182	$9,451
TOTAL PREFERRED STOCKS - 0.7% (COST $10,305)		9,451
	Par Value	Value
SHORT-TERM INVESTMENT - 2.1%
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $30,011, collateralized by United States Treasury Note, 2.500% due 03/31/27, value plus accrued interest of $30,611 (Cost: $30,011)	$30,011	30,011
TOTAL SHORT-TERM INVESTMENTS - 2.1% (COST $30,011)		30,011
TOTAL INVESTMENTS - 99.8% (COST $1,010,620)		1,424,000
Foreign Currencies (Cost $0) (d) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.2%		3,240
TOTAL NET ASSETS - 100.0%		$1,427,240

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/22	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	1,477	$1,606	06/15/22	$1,604	$(2)
				$1,604	$(2)
Foreign Currency Sold:
Swiss Franc	17,148	$18,680	06/15/22	$18,621	$59
				$18,621	$59

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Global Select Fund  March 31, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-7.12%	-0.13%	12.96%	7.95%	9.56%	8.25%	10/02/06
MSCI World Index (Net)	-5.15%	10.12%	14.98%	12.42%	10.88%	7.37%
Lipper Global Fund Index[9]	-8.23%	2.23%	12.03%	9.93%	9.42%	6.58%
Oakmark Global Select Fund (Advisor Class)	-7.09%	0.02%	13.10%	8.07%	N/A	9.25%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-7.05%	0.07%	13.18%	8.14%	N/A	9.31%	11/30/16
Oakmark Global Select Fund (R6 Class)	-7.04%	0.10%	N/A	N/A	N/A	9.75%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class A	12.1
Charter Communications, Inc., Class A	5.3
HCA Healthcare, Inc.	4.9
Lloyds Banking Group PLC	4.6
Fiserv, Inc.	4.6
Bayer AG	4.5
Citigroup, Inc.	4.3
Netflix, Inc.	4.1
Credit Suisse Group AG	4.0
Fresenius Medical Care AG & Co. KGaA	4.0
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	25
Net Assets	$1.5 billion
Weighted Average Market Cap	$310.5 billion
Median Market Cap	$67.7 billion
Gross Expense Ratio - Investor Class*^	1.12%
Net Expense Ratio - Investor Class*†^	1.10%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2023.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Communication Services	24.0
Financials	20.1
Health Care	19.4
Consumer Discretionary	13.2
Information Technology	7.5
Real Estate	3.9
Industrials	3.4
Consumer Staples	2.3
Total Equity Investments	93.8
Preferred Stocks	2.7
Short-Term Investments and Other	3.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	55.6
United States	55.6
Europe	36.5
Germany*	16.2
United Kingdom	7.5
Switzerland	6.4
% of Equity
Europe (cont'd)	36.5
Netherlands*	4.0
France*	2.4
Asia	7.9
South Korea	5.4
China	2.5

*  Euro currency countries comprise 22.6% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

20 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2022

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 7.1% for the quarter ended March 31, 2022, underperforming the MSCI World Index (Net)8, which returned –5.2%. However, the Fund has returned an average of 8.3% per year since its inception in October 2006, outperforming the MSCI World Index's (Net) annualized gain of 7.4% over the same period.

Bayer (Germany), a life science company with pharmaceuticals, consumer health and crop science divisions, was a top contributor to the Fund's performance for the quarter. The company reported strong earnings results for 2021, in our view, with growth exceeding expectations across divisions. Notably, the crop science division delivered 11% growth, staging a robust recovery following two years of an agriculture downcycle and competitive challenges. Management's increased guidance for crop science in 2022 calls for 7% organic growth and a 25-26% margin, which we believe is a key positive for the segment as it signals a long-awaited favorable transition toward profitable growth. In the pharmaceuticals division, revenue growth of more than 7% also bested expectations, supported by a strong recovery of Eylea, the continued growth of Xarelto and the slate of new products. Moreover, Bayer's pipeline enjoyed notable successes in the period, including a favorable read-out for the cancer drug Nubeqa. We spoke with Bayer CFO Wolfgang Nickl during the quarter, who noted that tailwinds are robust in the business today. Notably, he expressed confidence in both the pricing and competitive backdrop in the crop science business as rate increases are layering into sales growth and cost cuts begin to come through. Nickl also reiterated Bayer's expectations for continued growth in pharmaceuticals, driven largely by new launches and technologies.

Prosus (Netherlands), owing to its 29% stake in Tencent and the impact of the Russian invasion of Ukraine, was a notable detractor for the first quarter. Tencent was negatively impacted by fears of increased regulation and a poor macro backdrop that have negatively impacted fundamentals. We have spoken with numerous contacts on the changing regulatory landscape in China. Although we believe structural growth at Tencent will be lower in the future as a result of the new regulatory environment, it remains an excellent business with a high degree of innovation. Later during the quarter, Russia's invasion of Ukraine weighed on companies with exposure to Russia. In Prosus' case, its two Russian assets, Avito (the largest online classifieds company in Russia) and Mail.ru (the largest social media company in Russia), are now valueless, in our estimation, and resulted in a small reduction of our estimate of Prosus' intrinsic value. While we are monitoring any new developments closely, we continue to believe Prosus remains extremely undervalued relative to its sum of the parts.

In addition, we initiated the following position during the quarter:

•  Netflix (U.S.) is the leading streaming entertainment service with 222 million subscribers and $30 billion of revenue. This scale creates a valuable moat, which allows the company to buy more content than its competitors in aggregate but pay less per subscriber. This dynamic has created a more valuable customer proposition as the business has grown, which we expect to manifest in a larger subscriber base over time. Netflix stock declined significantly over the past several months as market participants reacted to slowing subscriber growth and margin pressure. We believe it is likely that both of these issues are temporary. Growth decelerated as the economy reopened, but this occurred on the heels of a rapid acceleration period earlier in the pandemic. Margin pressure is mostly related to foreign currency exchanges. Netflix's cost base is primarily dollar-denominated, meaning that declining foreign currency values pressure profit margins. After the pullback in the stock, Netflix trades for 5.5x consensus 2022 revenue and 34x consensus EPS5, which is compelling in the context of our expectations for future growth and profitability. We greatly admire Netflix's management team and the company's unique corporate culture. We are excited to invest alongside them as they capitalize on the enormous opportunity in streamed entertainment.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 15% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with 55% of the portfolio in the U.S., 37% in the U.K. and Europe, and 8% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 21

Oakmark Global Select Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.8%
COMMUNICATION SERVICES - 24.0%
MEDIA & ENTERTAINMENT - 24.0%
Alphabet, Inc., Class A (United States) (a)	66	$182,771
Charter Communications, Inc., Class A (United States) (a)	148	80,737
Netflix, Inc. (United States) (a)	166	62,144
NAVER Corp. (South Korea)	135	37,493
		363,145
FINANCIALS - 20.1%
BANKS - 12.2%
Lloyds Banking Group PLC (United Kingdom)	115,196	70,151
Citigroup, Inc. (United States)	1,205	64,352
Bank of America Corp. (United States)	1,192	49,142
		183,645
DIVERSIFIED FINANCIALS - 4.0%
Credit Suisse Group AG (Switzerland)	7,694	60,571
INSURANCE - 3.9%
American International Group, Inc. (United States)	946	59,368
		303,584
HEALTH CARE - 19.4%
HEALTH CARE EQUIPMENT & SERVICES - 12.7%
HCA Healthcare, Inc. (United States)	293	73,331
Fresenius Medical Care AG & Co. KGaA (Germany)	903	60,505
Humana, Inc. (United States)	134	58,313
		192,149
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.7%
Bayer AG (Germany)	989	67,620
Novartis AG (Switzerland)	374	32,825
		100,445
		292,594
CONSUMER DISCRETIONARY - 13.2%
RETAILING - 6.3%
Prosus N.V. (Netherlands)	1,088	58,695
Alibaba Group Holding, Ltd. (China) (a)	2,684	36,625
		95,320
AUTOMOBILES & COMPONENTS - 3.5%
Mercedes-Benz Group AG (Germany)	755	52,958
CONSUMER SERVICES - 3.4%
Booking Holdings, Inc. (United States) (a)	22	51,314
		199,592
INFORMATION TECHNOLOGY - 7.5%
SOFTWARE & SERVICES - 7.5%
Fiserv, Inc. (United States) (a)	690	69,966
SAP SE (Germany)	386	42,758
		112,724
	Shares	Value
REAL ESTATE - 3.9%
CBRE Group, Inc., Class A (United States) (a)	644	$58,966
INDUSTRIALS - 3.4%
CAPITAL GOODS - 3.4%
CNH Industrial N.V. (United Kingdom)	2,531	39,867
Daimler Truck Holding AG (Germany) (a)	444	12,319
		52,186
CONSUMER STAPLES - 2.3%
FOOD, BEVERAGE & TOBACCO - 2.3%
Danone SA (France)	633	34,952
TOTAL COMMON STOCKS - 93.8% (COST $1,106,087)		1,417,743
PREFERRED STOCKS - 2.7%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.7%
Samsung Electronics Co., Ltd. (South Korea)	780	40,431
TOTAL PREFERRED STOCKS - 2.7% (COST $44,356)		40,431
	Par Value	Value
SHORT-TERM INVESTMENTS - 7.5%
REPURCHASE AGREEMENT - 7.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $113,939, collateralized by United States Treasury Notes, 0.375% - 0.500% due 01/31/26 - 02/28/26, aggregate value plus accrued interest of $116,216 (Cost: $113,938)	$113,938	113,938
TOTAL SHORT-TERM INVESTMENTS - 7.5% (COST $113,938)		113,938
TOTAL INVESTMENTS - 104.0% (COST $1,264,381)		1,572,112
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Liabilities In Excess of Other Assets - (4.0)%		(60,493)
TOTAL NET ASSETS - 100.0%		$1,511,619

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/22	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	3,550	$3,858	06/15/22	$3,855	$(3)
				$3,855	$(3)
Foreign Currency Sold:
Swiss Franc	16,813	$18,315	06/15/22	$18,257	$58
				$18,257	$58

See accompanying Notes to Financial Statements.

Oakmark.com 23

Oakmark International and Oakmark
International Small Cap Funds  March 31, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com
oakgx@oakmark.com
oakwx@oakmark.com

Fellow Shareholders,

After a strong start to the year, the International Funds' performances faded and turned negative in reaction to the war in Ukraine. Please refer to my shareholder letter released in early March where I discuss this specific issue. Despite the adverse impact on share prices, especially in Europe, we believe company valuations remain attractive as the underlying intrinsic values of the companies we own, in most cases, have remained stable or even increased, despite the events in Eastern Europe.

Out with the Old, in with the New

During my 35+ years as a professional investor, there has been no shortage of macro events that have caused large disturbances in global equity markets. And, of course, there were plenty of such events before I started in this business: wars, banking crisis, regional economic crisis, pandemics, etc. It seems when one event passes, another often follows—as we have seen this year. In actuality, however, no two events are ever alike. Macro events cause similar share price reactions as investors tend to act in a synchronized, knee-jerk fashion because of unknown fears that these events precipitate. As more of the "unknowns" become "known," equity prices often recover. Investors also like to replicate past behavior, despite circumstances differing for each macro event.

As an example, we have seen heavy selling of financials and economically sensitive businesses with the unfolding of events in Ukraine. This aggressive selling because of a macro event is basically the same playbook investors used during the great financial crisis (GFC) in 2008 and, to a lesser extent, the Greek situation post the GFC. However, we would argue the situation today is far different than the situation surrounding the GFC as the global financial system has spent the last 10+ years recapitalizing. Whereas banks entered the GFC light on capital, today many of these financials have excess capital. The same is true for many of our economically sensitive industrial businesses, such as the auto companies. Today's auto OEM tends to have excess cash and is experiencing excess demand conditions where they are unable to satisfy demand for their products. Despite these differences in circumstance, we see no investor behavior change. We believe this provides opportunity for the true long-term investor.

Finally, I would highlight the importance of the pandemic winding down on business conditions. With the focus on the war, many have almost forgotten that we are coming out of a 2+-year pandemic that should have positive economic consequences. The consumer is still king when it comes to growth in GDP, and for the last two years the global consumer has been constrained on spending, resulting in a high level of savings.

The labor market is extremely tight with rising employment levels and nominal wages. Though inflation and supply chain issues will continue to plague the global economy, and notwithstanding the war in Eastern Europe, the post pandemic re-opening of the economy combined with the strong consumer make for an advantageous environment for global value investors. In addition, to reiterate what I wrote in my last letter, it is becoming evident that the "lower for longer" interest rate environment, which has dominated the post-GFC era, is coming to an end. All else equal, this should be extremely beneficial to banks and other financial institutions that have suffered slow earnings growth because of soft monetary policy.

Thank you again for your continued support and patience!

See accompanying Disclosures and Endnotes on page 100.

24 OAKMARK FUNDS

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Oakmark.com 25

Oakmark International Fund  March 31, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 9/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-8.69%	-8.66%	5.97%	3.33%	6.12%	8.81%	09/30/92
MSCI World ex U.S. Index (Net)	-4.81%	3.04%	8.55%	7.14%	6.25%	6.11%
MSCI EAFE Index (Net)[11]	-5.91%	1.16%	7.78%	6.72%	6.27%	5.91%
Lipper International Fund Index[13]	-8.20%	-2.47%	8.71%	7.22%	6.61%	6.84%
Oakmark International Fund (Advisor Class)	-8.59%	-8.47%	6.11%	3.47%	N/A	5.68%	11/30/16
Oakmark International Fund (Institutional Class)	-8.59%	-8.44%	6.20%	3.54%	N/A	5.75%	11/30/16
Oakmark International Fund (R6 Class)	-8.59%	-8.39%	N/A	N/A	N/A	0.65%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bayer AG	3.8
Lloyds Banking Group PLC	3.2
Allianz SE	3.2
Intesa Sanpaolo SPA	3.1
BNP Paribas SA	3.0
Credit Suisse Group AG	2.7
Bayerische Motoren Werke AG	2.7
Mercedes-Benz Group AG	2.7
Glencore PLC	2.7
Prosus N.V.	2.5
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	67
Net Assets	$24.9 billion
Weighted Average Market Cap	$55.9 billion
Median Market Cap	$25.7 billion
Gross Expense Ratio - Investor Class*^	1.07%
Net Expense Ratio - Investor Class*†^	1.05%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2023.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Consumer Discretionary	22.7
Financials	22.4
Industrials	11.0
Health Care	10.6
Materials	8.1
Communication Services	7.9
Information Technology	7.6
Consumer Staples	5.2
Total Equity Investments	95.5
Preferred Stocks	1.3
Short-Term Investments and Other	3.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	84.5
Germany*	26.9
United Kingdom	15.4
France*	12.4
Switzerland	11.3
Netherlands*	5.4
Sweden	4.3
Italy*	3.2
Belgium*	2.0
Spain*	1.5
Ireland*	1.4
Finland*	0.7
% of Equity
Asia	9.9
China	4.0
South Korea	3.0
Japan	1.6
India	1.2
Indonesia	0.1
Australasia	2.2
Australia	2.2
North America	2.2
Canada	2.2
Latin America	1.2
Mexico	1.2

*  Euro currency countries comprise 53.5% of equity investments.
See accompanying Disclosures and Endnotes on page 100.

26 OAKMARK FUNDS

Oakmark International Fund  March 31, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned –8.7% for the quarter ended March 31, 2022, compared to the benchmark, the MSCI World ex U.S. Index (Net)12, which returned –4.8% for the same period. In addition, the Fund has returned an average of 8.8% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index (Net), which has averaged 6.1% per year over the same period.

Bayer (Germany), a life science company with pharmaceuticals, consumer health and crop science divisions, was a top contributor to the Fund's performance for the quarter. The company reported strong earnings results for 2021, in our view, with growth exceeding expectations across divisions. Notably, the crop science division delivered 11% growth, staging a robust recovery following two years of an agriculture downcycle and competitive challenges. Management's increased guidance for crop science in 2022 calls for 7% organic growth and a 25-26% margin, which we believe is a key positive for the segment as it signals a long-awaited favorable transition toward profitable growth. In the pharmaceuticals division, revenue growth of more than 7% also bested expectations, supported by a strong recovery of Eylea, the continued growth of Xarelto and the slate of new products. Moreover, Bayer's pipeline enjoyed notable successes in the period, including a favorable read-out for the cancer drug Nubeqa. We spoke with Bayer CFO Wolfgang Nickl during the quarter, who noted that tailwinds are robust in the business today. Notably, he expressed confidence in both the pricing and competitive backdrop in the crop science business as rate increases are layering into sales growth and cost cuts begin to come through. Nickl also reiterated Bayer's expectations for continued growth in pharmaceuticals, driven largely by new launches and technologies.

Prosus (Netherlands), owing to its 29% stake in Tencent and the impact of the Russian invasion of Ukraine, was a notable detractor for the first quarter. Tencent was negatively impacted by fears of increased regulation and a poor macro backdrop that have negatively impacted fundamentals. We have spoken with numerous contacts on the changing regulatory landscape in China. Although we believe structural growth at Tencent will be lower in the future as a result of the new regulatory environment, it remains an excellent business with a high degree of innovation. Later during the quarter, Russia's invasion of Ukraine weighed on companies with exposure to Russia. In Prosus' case, its two Russian assets, Avito (the largest online classifieds company in Russia) and Mail.ru (the largest social media company in Russia), are now valueless, in our estimation, and resulted in a small reduction of our estimate of Prosus' intrinsic value. While we are monitoring any new developments closely, we continue to believe Prosus remains extremely undervalued relative to its sum of the parts.

During the quarter, we were also disappointed to learn of the departure of Chairman Antonio Horta-Osorio from Credit

Suisse (Switzerland) given his talents and the restructuring plan he initiated there. The company then delivered a disappointing fiscal year 2021 earnings report as a CHF 1.6 billion non-cash goodwill impairment exceeded our expectations and pressured results. Also of concern was the company's weakened revenue generation as underlying fourth-quarter revenues declined CH 860 million from the year-ago period due primarily to weakness in the investment banking division. Management provided limited guidance for 2022 but reiterated that it would be a transition year, with expectations for about CHF 17 billion in adjusted operating expenditures for the fiscal year. Although the results were a bit disappointing and we understand that 2022 will be a transition year, we appreciate that the problems surfacing today are legacy issues and that Credit Suisse is taking the proper corrective actions to improve its franchise and earnings power over the medium term. It is also important to note that Credit Suisse has made significant changes to both its senior management team and its board of directors. Toward the end of the period, the company provided an update on its exposure to Russia, which it reduced since the end of 2021. We believe the remaining exposure, including credit exposure from derivatives and financing from the investment bank, has an immaterial impact on our estimate of the firm's intrinsic value. Moreover, we remain hopeful that with the various management enhancements mentioned, especially in areas of risk control and compliance, Credit Suisse will live up to its potential and avoid the pitfalls of the past. In the appointment of Axel Lehmann as the new chairman, we hope that with his experience, along with the timely execution of this new strategic plan, that Credit Suisse will not only be strengthened but revitalized.

During the quarter, we consolidated several holdings, including selling our investments in Henkel Pfd (Germany), Ryanair Holdings (Ireland) and Naspers (South Africa) while maintaining exposure through the respective positions: Henkel (Germany), Ryanair Holdings ADR (Ireland) and Prosus (Netherlands).

We initiated the below positions during the quarter:

•  Edenred (France) is a diversified digital services and payments platform that operates via three business segments: employee benefits, fleet & mobility, and complementary. We appreciate that the company is a technology leader that built and operates a two-sided network of corporate customers and merchant partners in specialized verticals. Within these verticals, users pay for goods/services with payment cards and/or digital wallets proprietary to Edenred that run on either the company's closed-loop or filtered loop rails, providing a highly defensive business model. Moreover, we find that Edenred is well positioned to capture market share gains as its technology advantage and digital

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 27

Oakmark International Fund  March 31, 2022

Portfolio Manager Commentary (continued)

capabilities enable down-market penetration of small- and medium-sized enterprises that monetize at higher rates.

•  Iveco Group's (Italy) arrival in the Fund stemmed from CNH Industrial's demerger of its trucks and commercial vehicles business in early January. We spoke with Iveco's management team ahead of the split and believe that the powertrain business is reasonably competitive, while the buses division is decently profitable and resilient. In our view, the company also possesses an excellent light truck position and has the opportunity to recognize real profit improvement. We also believe Iveco remains an attractive takeover candidate.

•  Philips (Netherlands) is a global provider of health technology products through its personal health, connected care, and diagnosis & treatment segments. After a year of poor share price performance stemming from a product recall within its sleep franchise as well as supply chain issues that proved more severe than its peers, we believe Philips is now priced attractively for long-term investors. Despite potential legal liabilities from the sleep recall, we believe the recent lost market share should mostly be recovered in the coming years due to a favorable market structure. Moreover, we appreciate the company's 100% focus on the medical technology space following the sale of its domestic appliances business. We believe Philips's current portfolio is positioned to support long-term revenue growth of about 5% per year and normalized margins in the mid-teens.

•  Siemens (Germany) is an industrials conglomerate that provides technology solutions for automation and digitalization to customers across the globe. We appreciate the company's efforts over the past several years to consolidate its business into three focused areas: digital industries, smart infrastructure and mobility. We think this has improved the company's execution and resulted in greater than market growth, project charge eliminations and solid cash flow generation. In addition, the company's leading automation hardware and software offerings create a scarce asset that aligns digitization tailwinds, in our estimation. We see opportunities for the company to close its profitability gap in key business units, providing potential value for shareholders.

•  adidas (Germany) is a global sportswear company. The business is a leader in athletic footwear and apparel with a brand quality that helps to drive superior sales and margins across multiple segments and geographies. In our view, adidas' shift to a vertical-based model in the past several years led to superior innovations and more consistent product development. Moreover, we believe the improved product, brand perception, sales and profitability have positioned the company well. We think sustained investments in brand, product and distribution should support above-market growth rates and improved margins moving forward. We also appreciate that CEO Kasper Rorsted executed structural changes decided before his arrival, which should lead to improved growth, margins and capital management.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 15% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 84% of our holdings in Europe and the U.K., 10% in Asia, and 2% in Australasia. The remaining positions are 2% in North America (Canada) and 1% in Latin America (Mexico).

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 100.

28 OAKMARK FUNDS

Oakmark International Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.5%
CONSUMER DISCRETIONARY - 22.7%
AUTOMOBILES & COMPONENTS - 9.3%
Bayerische Motoren Werke AG (Germany)	7,741	$668,991
Mercedes-Benz Group AG (Germany)	9,518	668,081
Continental AG (Germany) (a)	7,230	518,284
Valeo (France) (b)	13,961	257,881
Toyota Motor Corp. (Japan)	10,796	194,743
Vitesco Technologies Group AG (Germany) (a)	279	11,061
		2,319,041
RETAILING - 7.6%
Prosus N.V. (Netherlands)	11,621	626,686
Alibaba Group Holding, Ltd. (China) (a)	44,442	606,487
H & M Hennes & Mauritz AB, Class B (Sweden)	29,129	391,132
Vipshop Holdings, Ltd. ADR (China) (a) (c)	28,270	254,427
		1,878,732
CONSUMER SERVICES - 3.8%
Accor SA (France) (a) (b)	15,131	487,518
Restaurant Brands International, Inc. (Canada)	3,850	224,811
Compass Group PLC (United Kingdom)	6,996	150,552
Trip.com Group, Ltd. (China) (a)	3,916	91,417
		954,298
CONSUMER DURABLES & APPAREL - 2.0%
adidas AG (Germany)	957	223,076
The Swatch Group AG, Bearer Shares (Switzerland)	774	219,404
Cie Financiere Richemont SA, Class A (Switzerland)	419	53,049
		495,529
		5,647,600
FINANCIALS - 22.4%
BANKS - 11.5%
Lloyds Banking Group PLC (United Kingdom)	1,316,695	801,822
Intesa Sanpaolo SPA (Italy)	340,405	779,107
BNP Paribas SA (France)	13,207	754,732
Axis Bank, Ltd. (India) (a)	28,239	281,144
NatWest Group PLC (United Kingdom)	68,527	193,544
Bank Mandiri Persero Tbk PT (Indonesia)	66,032	36,216
		2,846,565
DIVERSIFIED FINANCIALS - 6.4%
Credit Suisse Group AG (Switzerland)	84,983	668,993
EXOR N.V. (Netherlands)	6,729	511,542
Schroders PLC (United Kingdom)	9,692	408,116
		1,588,651
INSURANCE - 4.5%
Allianz SE (Germany)	3,356	801,391
Prudential PLC (United Kingdom)	22,276	328,859
		1,130,250
		5,565,466
	Shares	Value
INDUSTRIALS - 11.0%
CAPITAL GOODS - 8.7%
CNH Industrial N.V. (United Kingdom)	32,890	$518,048
SKF AB, Class B (Sweden)	21,349	348,124
Daimler Truck Holding AG (Germany) (a)	12,315	341,559
Volvo AB, Class B (Sweden)	15,300	285,418
Siemens AG (Germany)	1,524	211,024
Komatsu, Ltd. (Japan)	8,065	193,768
Smiths Group PLC (United Kingdom)	7,165	135,750
Rolls-Royce Holdings PLC (United Kingdom) (a)	75,071	98,718
Iveco Group N.V. (Netherlands) (a)	3,320	21,690
		2,154,099
TRANSPORTATION - 1.4%
Ryanair Holdings PLC ADR (Ireland) (a) (c)	4,011	349,417
COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
Brambles, Ltd. (Australia)	31,093	229,457
		2,732,973
HEALTH CARE - 10.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.3%
Bayer AG (Germany)	13,856	947,730
Novartis AG (Switzerland)	5,341	468,868
Roche Holding AG (Switzerland)	355	140,460
		1,557,058
HEALTH CARE EQUIPMENT & SERVICES - 4.3%
Fresenius Medical Care AG & Co. KGaA (Germany)	7,334	491,449
Fresenius SE & Co. KGaA (Germany)	12,116	444,838
Koninklijke Philips N.V. (Netherlands)	4,538	138,386
		1,074,673
		2,631,731
MATERIALS - 8.1%
Glencore PLC (Switzerland)	101,739	661,986
Holcim, Ltd. (Switzerland)	10,271	499,572
thyssenkrupp AG (Germany) (a) (b)	43,878	375,043
Orica, Ltd. (Australia) (b)	25,663	305,333
UPM-Kymmene OYJ (Finland)	5,342	174,427
		2,016,361
COMMUNICATION SERVICES - 7.9%
MEDIA & ENTERTAINMENT - 6.2%
Publicis Groupe SA (France)	6,659	404,189
NAVER Corp. (South Korea)	1,420	394,756
Grupo Televisa SAB ADR (Mexico) (c)	25,509	298,454
Informa PLC (United Kingdom) (a)	30,630	239,983
WPP PLC (United Kingdom)	16,329	213,722
		1,551,104
TELECOMMUNICATION SERVICES - 1.7%
Liberty Global PLC, Class A (United Kingdom) (a)	16,143	411,800
		1,962,904

See accompanying Notes to Financial Statements.

Oakmark.com 29

Oakmark International Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.5% (continued)
INFORMATION TECHNOLOGY - 7.6%
SOFTWARE & SERVICES - 7.6%
Worldline SA (France) (a)	11,379	$493,863
SAP SE (Germany)	4,109	455,415
Amadeus IT Group SA (Spain) (a)	5,511	358,295
Open Text Corp. (Canada)	7,253	307,531
Capgemini SE (France)	890	197,597
Edenred (France)	1,414	69,910
		1,882,611
CONSUMER STAPLES - 5.2%
FOOD, BEVERAGE & TOBACCO - 3.2%
Anheuser-Busch InBev SA/NV (Belgium)	7,907	472,762
Danone SA (France)	5,814	321,183
		793,945
HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
Henkel AG & Co. KGaA (Germany)	4,774	315,115
Reckitt Benckiser Group PLC (United Kingdom)	2,612	199,259
		514,374
		1,308,319
TOTAL COMMON STOCKS - 95.5% (COST $24,183,475)		23,747,965
PREFERRED STOCKS - 1.3%
INFORMATION TECHNOLOGY - 1.3%
TECHNOLOGY HARDWARE & EQUIPMENT - 1.3%
Samsung Electronics Co., Ltd. (South Korea)	6,285	325,649
TOTAL PREFERRED STOCKS - 1.3% (COST $368,307)		325,649
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.9%
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $630,138, collateralized by United States Treasury Notes, 0.125% - 0.250% due 07/31/25 - 10/15/25, aggregate value plus accrued interest of $642,736 (Cost: $630,133)	$630,133	630,133
	Par Value	Value
COMMERCIAL PAPER - 0.3%
Walgreens Boots, 144A, 0.80% - 1.06%, due 04/06/22 - 05/06/22 (d) (e)	$60,000	$59,966
American Honda Finance Corp., 0.86%, due 04/05/22 (e)	15,000	14,999
TOTAL COMMERCIAL PAPER - 0.3% (COST $74,965)		74,965
TOTAL SHORT-TERM INVESTMENTS - 2.9% (COST $705,098)		705,098
TOTAL INVESTMENTS - 99.7% (COST $25,256,880)		24,778,712
Foreign Currencies (Cost $26,144) - 0.1%		25,944
Other Assets In Excess of Liabilities - 0.2%		60,679
TOTAL NET ASSETS - 100.0%		$24,865,335

(a)  Non-income producing security

(b)  See Note 6 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  Sponsored American Depositary Receipt

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

Oakmark International Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/22	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	50,842	$55,270	06/15/22	$55,209	$(61)
				$55,209	$(61)
Foreign Currency Sold:
Swiss Franc	341,128	$371,437	06/15/22	$370,427	$1,010
				$370,427	$1,010

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2021	Value March 31, 2022	Percent of Net Assets
Accor SA	15,131	$15,705	$71,948	$(11,599)	$(34,625)	$0	$589,985	$487,518	2.0%
Orica, Ltd.	25,663	11,728	31,642	(17,945)	76,174	3,357	267,018	305,333	1.2%
thyssenkrupp AG	43,878	28,618	34,395	(12,105)	(71,853)	0	464,778	375,043	1.5%
Valeo	13,961	17,904	0	0	(130,221)	0	370,198	257,881	1.0%
TOTAL	98,633	$73,955	$137,985	$(41,649)	$(160,525)	$3,357	$1,691,979	$1,425,775	5.7%

See accompanying Notes to Financial Statements.

Oakmark.com 31

Oakmark International Small Cap Fund  March 31, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 3/31/12# (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-11.31%	-5.29%	9.00%	5.13%	5.79%	8.70%	11/01/95
MSCI World ex U.S. Small Cap Index (Net)	-7.23%	-1.69%	9.55%	7.79%	7.78%	N/A
MSCI World ex U.S. Index (Net)[12]	-4.81%	3.04%	8.55%	7.14%	6.25%	5.45%
Lipper International Small Cap Fund Index[15]	-12.63%	-5.66%	9.20%	7.50%	7.87%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-11.26%	-5.12%	9.15%	5.23%	N/A	7.36%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-11.29%	-5.04%	9.22%	5.33%	N/A	7.45%	11/30/16
Oakmark International Small Cap Fund (R6 Class)	-11.25%	-5.02%	N/A	N/A	N/A	5.57%	12/15/20

# The graph shows only 10 years of performance because the MSCI World ex U.S. Small Cap Index (Net) was launched on 01/01/2001 and does not have data going back to the Fund's inception.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Konecranes OYJ	3.7
Julius Baer Group, Ltd.	3.5
Software AG	3.3
BNK Financial Group, Inc.	3.0
Azimut Holding SpA	2.9
Loomis AB	2.9
Kimberly-Clark de Mexico SAB de CV, Class A	2.7
Applus Services SA	2.7
Atea ASA	2.6
Ansell, Ltd.	2.5
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	59
Net Assets	$1.4 billion
Weighted Average Market Cap	$4.2 billion
Median Market Cap	$2.9 billion
Gross Expense Ratio - Investor Class*^	1.37%
Net Expense Ratio - Investor Class*†^	1.35%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2023.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Industrials	26.9
Financials	21.9
Information Technology	11.3
Communication Services	8.5
Consumer Discretionary	7.9
Consumer Staples	7.0
Health Care	6.6
Materials	4.4
Real Estate	2.4
Short-Term Investments and Other	3.1
GEOGRAPHIC ALLOCATION
% of Equity
Europe	72.5
United Kingdom	19.9
Germany*	10.9
Switzerland	9.8
Sweden	6.7
Finland*	5.6
Italy*	4.8
Netherlands*	3.8
Spain*	3.3
Norway	2.7
Denmark	2.4
Portugal*	1.8
Belgium*	0.8
% of Equity
Asia	12.5
South Korea	5.0
Japan	4.0
China	2.4
Indonesia	1.1
Australasia	6.9
Australia	6.9
Latin America	5.0
Mexico	5.0
North America	2.2
Canada	2.2
Africa/Middle East	0.9
Israel	0.9

*  Euro currency countries comprise 31.0% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

32 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2022

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned –11.3% for the quarter ending March 31, underperforming the MSCI World ex U.S. Small Cap Index (Net),14 which returned –7.2% for the same period. Since its November 1995 inception, the Fund has returned an average of 8.7% per year.

As discussed in greater detail in David Herro's lead letter, the Fund started the year strong; however, performance turned negative on both an absolute and relative basis during the last six weeks of the quarter as war broke out in Ukraine. The Fund's overweight to Europe, exposure to more economically sensitive sectors, such as industrials and financials, and lack of exposure to energy all weighed on performance. Although we are disappointed by the near-term underperformance, we remain comfortable with the overall exposure of the portfolio and have generally been adding to those positions that have underperformed during the period. Clearly, the war in Ukraine and the associated increase in inflation (particularly with regards to energy prices in Europe) have increased macro risks, but one also needs to keep in mind the tailwinds associated with economic reopening (particularly in Europe) and the fact that consumers are entering this period with high savings rates. Many of the "economically sensitive" businesses we own began 2022 at relatively low valuation levels, and when accounting for share price declines during the first quarter, we believe the share prices already reflect a significant downturn in the macro environment—or, in some instances, an outright recession. We are mindful of the increased macro risks, but at this point, we do not believe a significant macro slowdown is certain. Thus, we continue to find attractive risk/return propositions in several economically sensitive stocks with share prices that already suggest a significant slowdown.

Incitec Pivot, a large Australian manufacturer of mining explosives and fertilizers, was a top contributor to the Fund's performance for the period. The company benefited in the first quarter from rising fertilizer prices caused by supply concerns, export bans and rising gas costs. While global markets set Incitec's realized prices, the company's input costs are more nuanced and benefit from long-term contracts or low-cost positions as in the case of U.S. natural gas. Ammonia (produced at Incitec's Waggaman plant in Louisiana) and diammonium phosphate (produced at Incitec's Phosphate Hill plant in Australia) have soared to extremely high levels, providing near-term earnings upside for the company. Although prices will not remain this high forever and our view of normalized earnings is largely unchanged, the additional cash flow further reduces the company's debt and can be returned to shareholders. Incitec also announced new CFO Paul Victor, who is currently CFO of Sasol and has significant experience spanning oil and gas, gold and coal mining, and chemicals and energy. We believe this new addition will prove beneficial for Incitec.

Duerr, a German mechanical and plant engineering firm, was a top detractor for the quarter. Although we believed the company's fiscal-year earnings results were decent, they proved disappointing to investors as net income, revenue and earnings fell short of analysts' estimates. However, free cash flow generation was strong, order intake set a record and finished up 31% year-over-year, and management's guidance for 2022 largely aligned with our expectations. We spoke with CFO Dietmar Heinrich in January and new CEO Jochen Weyrauch in March. We believe the company remains well-placed to restore profitability to pre-Covid-19 levels. In our view, Duerr remains a compelling investment with multiple avenues for growth in the core business as well as exciting options in battery coating, medical technology and software.

We initiated one new position during the quarter in Grifols, a Spanish pharmaceuticals company specializing in human plasma-derived products. We appreciate that Grifols participates in the vertically integrated plasma protein oligopoly, which enjoys large competitive moats and global volume growth. As the world moves toward the recovery phase from Covid-19, we believe the company is well positioned to recognize upside potential as plasma collection volumes stabilize and donor compensation normalizes. Moreover, given the opportunistic acquisition of Bio Test and the significant research and development pipeline for drugs, we believe Grifols is positioned to double its earnings over the next five years. We also sold Autogrill, an Italy-based multi-national catering company, during the quarter as its share price reached our estimate of intrinsic value.

Geographically, we ended the quarter with approximately 72% of our holdings in Europe and the U.K., 13% in Asia, and 7% in Australasia. The remaining positions are 5% in Latin America (Mexico), 2% in North America (Canada) and 1% in Africa/Middle East (Israel). We believe the Swiss franc remains overvalued versus the U.S. dollar, and we ended the quarter with defensive hedges on approximately 15% of the Fund's franc exposure.

Thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 33

Oakmark International Small Cap Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.9%
INDUSTRIALS - 26.9%
COMMERCIAL & PROFESSIONAL SERVICES - 13.7%
Loomis AB (Sweden)	1,517	$41,379
Applus Services SA (Spain)	4,672	38,689
ISS A/S (Denmark) (a)	1,885	33,493
Hays PLC (United Kingdom)	15,697	25,136
Mitie Group PLC (United Kingdom)	26,662	19,130
Randstad N.V. (Netherlands)	318	19,117
SThree PLC (United Kingdom)	2,113	11,421
Pagegroup PLC (United Kingdom)	1,411	9,087
		197,452
CAPITAL GOODS - 13.2%
Konecranes OYJ (Finland)	1,720	52,809
Duerr AG (Germany)	1,090	32,150
Travis Perkins PLC (United Kingdom)	1,886	30,414
Babcock International Group PLC (United Kingdom) (a)	6,718	28,526
Metso Outotec Oyj (Finland)	3,095	26,091
Sulzer AG (Switzerland)	192	15,971
Howden Joinery Group PLC (United Kingdom)	452	4,526
dormakaba Holding AG (Switzerland)	2	975
		191,462
		388,914
FINANCIALS - 21.9%
DIVERSIFIED FINANCIALS - 14.5%
Julius Baer Group, Ltd. (Switzerland)	865	50,085
Azimut Holding SpA (Italy)	1,831	42,443
EFG International AG (Switzerland)	4,311	33,218
Abrdn PLC (United Kingdom)	10,800	30,240
St James's Place PLC (United Kingdom)	1,480	27,907
Element Fleet Management Corp. (Canada)	2,690	26,039
		209,932
BANKS - 4.9%
BNK Financial Group, Inc. (South Korea)	6,657	43,335
DGB Financial Group, Inc. (South Korea)	3,547	27,107
		70,442
INSURANCE - 2.5%
Talanx AG (Germany)	810	35,676
		316,050
INFORMATION TECHNOLOGY - 11.3%
SOFTWARE & SERVICES - 9.6%
Software AG (Germany)	1,369	47,326
Atea ASA (Norway)	2,514	37,567
Nihon Unisys, Ltd. (Japan)	963	24,432
TeamViewer AG (Germany) (a)	1,621	23,931
Link Administration Holdings, Ltd. (Australia)	1,301	5,009
		138,265
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 1.7%
Softwareone Holding AG (Switzerland) (a)	1,750	$24,665
		162,930
COMMUNICATION SERVICES - 8.5%
MEDIA & ENTERTAINMENT - 5.7%
Megacable Holdings SAB de CV (Mexico)	10,209	30,761
oOh!media, Ltd. (Australia)	21,324	25,732
Hakuhodo DY Holdings, Inc. (Japan)	1,285	16,130
Nordic Entertainment Group AB, Class B (Sweden) (a)	244	9,865
		82,488
TELECOMMUNICATION SERVICES - 2.8%
NOS SGPS SA (Portugal)	5,918	24,934
Sarana Menara Nusantara Tbk PT (Indonesia)	209,040	15,556
		40,490
		122,978
CONSUMER DISCRETIONARY - 7.9%
AUTOMOBILES & COMPONENTS - 4.8%
Pirelli & C SpA (Italy)	4,682	25,407
Autoliv, Inc. (Sweden)	302	23,062
Vitesco Technologies Group AG (Germany) (a)	337	13,361
Dometic Group AB (Sweden)	910	7,830
		69,660
CONSUMER SERVICES - 2.3%
Wynn Macau, Ltd. (China) (a)	45,492	32,967
RETAILING - 0.4%
Wickes Group PLC (United Kingdom)	2,380	5,736
CONSUMER DURABLES & APPAREL - 0.4%
Gildan Activewear, Inc. (Canada)	144	5,401
		113,764
CONSUMER STAPLES - 7.0%
FOOD, BEVERAGE & TOBACCO - 3.3%
JDE Peet's N.V. (Netherlands)	1,195	34,205
Strauss Group, Ltd. (Israel)	438	13,041
		47,246
HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	27,876	39,214
FOOD & STAPLES RETAILING - 1.0%
Sugi Holdings Co., Ltd. (Japan)	306	15,136
		101,596
HEALTH CARE - 6.6%
HEALTH CARE EQUIPMENT & SERVICES - 6.1%
Ansell, Ltd. (Australia)	1,890	36,248
ConvaTec Group PLC (United Kingdom)	11,975	33,821
Elekta AB, Class B (Sweden)	1,431	11,267
Healius, Ltd. (Australia)	1,861	6,068
		87,404

See accompanying Notes to Financial Statements.

34 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.9% (continued)
HEALTH CARE - 6.6% (continued)
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.5%
Grifols SA (Spain) (b)	650	$7,592
		94,996
MATERIALS - 4.4%
DS Smith PLC (United Kingdom)	6,914	29,080
Incitec Pivot, Ltd. (Australia)	8,129	23,011
Titan Cement International SA (Belgium)	778	11,351
Essentra PLC (United Kingdom)	210	863
		64,305
REAL ESTATE - 2.4%
LSL Property Services PLC (United Kingdom)	4,369	22,267
IWG PLC (Switzerland) (a)	3,436	11,754
		34,021
TOTAL COMMON STOCKS - 96.9% (COST $1,406,796)		1,399,554
	Par Value	Value
SHORT-TERM INVESTMENT - 2.3%
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $33,272, collateralized by United States Treasury Note, 0.250% due 07/31/25, value plus accrued interest of $33,938 (Cost: $33,272)	$33,272	33,272
TOTAL SHORT-TERM INVESTMENTS - 2.3% (COST $33,272)		33,272
TOTAL INVESTMENTS - 99.2% (COST $1,440,068)		1,432,826
Foreign Currencies (Cost $0) (d) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.8%		11,996
TOTAL NET ASSETS - 100.0%		$1,444,822

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Small Cap Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT (in thousands)

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 3/31/22	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	322	$350	06/15/22	$350	$0
				$350	$0
Foreign Currency Sold:
Swiss Franc	17,964	$19,569	06/15/22	$19,507	$62
				$19,507	$62

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

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Oakmark.com 37

Oakmark Equity and Income Fund  March 31, 2022

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	-3.73%	6.13%	11.73%	8.86%	8.51%	10.01%	11/01/95
Lipper Balanced Fund Index	-4.98%	2.05%	10.37%	8.78%	8.17%	7.20%
S&P 500 Index	-4.60%	15.65%	18.92%	15.99%	14.64%	10.11%
Barclays U.S. Govt./Credit Index	-6.33%	-3.85%	2.12%	2.44%	2.45%	4.75%
Oakmark Equity and Income Fund (Advisor Class)	-3.68%	6.37%	11.89%	9.03%	N/A	9.59%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	-3.68%	6.37%	11.95%	9.07%	N/A	9.64%	11/30/16
Oakmark Equity and Income Fund (R6 Class)	-3.65%	6.42%	N/A	N/A	N/A	14.33%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet, Inc., Class A	4.9
Philip Morris International, Inc.	2.9
Ally Financial, Inc.	2.7
Glencore PLC	2.5
Bank of America Corp.	2.5
TE Connectivity, Ltd.	2.4
General Motors Co.	2.4
HCA Healthcare, Inc.	2.1
PDC Energy, Inc.	2.1
Carlisle Cos., Inc.	2.0
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	48
Net Assets	$7.4 billion
Weighted Average Market Cap	$233.8 billion
Median Market Cap	$44.9 billion
Gross Expense Ratio - Investor Class*^	0.86%
Net Expense Ratio - Investor Class*†^	0.84%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2023.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	12.5
Communication Services	9.5
Consumer Discretionary	8.3
Information Technology	5.7
Industrials	5.5
Consumer Staples	5.2
Health Care	4.9
Energy	4.4
Materials	3.5
Real Estate	1.3
Total Equity Investments	60.8
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	22.0
Government and Agency Securities	7.7
Bank Loans	0.9
Convertible Bonds	0.2
Total Fixed Income Investments	30.8
Short-Term Investments and Other	8.3

See accompanying Disclosures and Endnotes on page 100.

38 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2022

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

The Ukraine War Changes the Narrative

It has been two years since the Covid-19 pandemic began to afflict our world, and now yet another plague has struck, a land war in Ukraine that began in February. We have been writing these reports for the Equity and Income Fund for more than 25 years, but in all of that time, this is the first report to require discussion of a major land war's impact. We hope and pray for a quick, peaceful resolution to this conflict and regret the need to reflect on the war's financial effects.

Western governments sanctioned Russia for this invasion, and even though the Russian economy is only the world's 11th largest (and Ukraine's economy is much smaller), these sanctions will have significant ramifications, some of which are not yet well defined. Ukraine and Russia export large quantities of many different commodities and this has caused war news to intensify commodity price volatility. Wars are often associated with an acceleration in price inflation, and this war began at a moment when price inflation was already accelerating. Examples of other effects include western countries pledging to increase their defense budgets, many American and European companies shuttering their Russian operations, and uncertainty growing around the repayment of certain bank loans and aircraft leases. As the pandemic unfolded two years ago, it produced behavioral changes that benefited some companies and businesses while impairing others. The war may develop similarly, although short-term volatility has made predictions untrustworthy so far. Perhaps the most significant immediate impact on the international economy has been to increase fossil fuel prices.

When we began to think about subjects for this quarterly report, we did not contemplate including a section discussing a war and its impacts. Our hearts go out to all whom this war has touched.

Recession/Stagflation?

During the quarter, economists and investors began to shift their economic projections away from continued growth to stagflation (low growth/high inflation) or even recession. The pandemic disrupted globalized supply chains, and the war has intensified that disruption. At the same time, many central banks have begun to increase short-term interest rates in an attempt to decelerate price inflation. Given the war's location, many forecasters now anticipate a recession or material slowdown in Europe unless the war ends quickly. In the U.S., the bond market has experienced yield curve flattening such that yields on intermediate-term issues now exceed those of longer term. This inversion (when short-term yields exceed long-term) is often a precursor of recessions, although in this case, the picture is more muddled because the yield on very short-term issues is still well below that of longer term. The most bearish investors note that the Federal Reserve has never before tightened monetary policy at a time of a shooting war, a pandemic and a flat yield curve. As well, inflation has never before been measured this high so early in what still seems to be an economic expansion.

We invest the Equity and Income Fund primarily in U.S. securities, so we will leave the discussion of international economies to our colleagues. Despite the factors mentioned above, we do not see a recession developing in the U.S. in the near term. Monetary stimulus has been significant during the pandemic, and history shows that the growth-enhancing effects of such stimulus continue long after it ends. Fiscal stimulus programs strengthened consumer balance sheets over the past two years, and corporations took advantage of low interest rates to refinance. Corporate executives to whom we speak generally see continued economic strength and momentum. The combination of high price inflation and a flattening yield curve does concern us, but every cycle is different. The idiosyncratic circumstances coming together at this time may mean that previous economic history has little predictive value.

Quarter Review

The Equity and Income Fund declined 3.7% in the quarter, which contrasts with a 5% loss for the Lipper Balanced Fund Index,16 the Fund's performance benchmark. Since its inception in 1995, the Fund's compound annual rate of return18 is 10.0%, while the corresponding return to the Lipper Index is 7.2%. Once again the Fund's short duration of its fixed income allocation aided relative performance in the quarter. To repeat ourselves, we have argued that exceptionally low interest rates meant that longer term bonds had become biased toward risk rather than return. The benchmark 10-year U.S. Treasury's 6.6% loss in the quarter demonstrated that riskiness.

The war's impact on stock market action defined the quarter's list of contributors and detractors. Energy, defense and commodities benefitted while automotive sector holdings declined, most likely because of their potential sensitivity to rising gasoline prices. PDC Energy, Glencore, ChampionX, General Dynamics and Diamondback Energy led the contributors while General Motors, TE Connectivity, Charter Communications, Lear and Meta Platforms detracted most from return. For the first six months of the Fund's fiscal year, PDC Energy again headed the contributors' list, followed by CVS Health, Glencore, Carlisle and Diamondback Energy. Charter Communications detracted most followed by Citigroup, Thor Industries, Ally Financial and General Motors.

Transaction Activity

We were unusually active in the quarter as increased price volatility provided us with what we viewed as attractive opportunities. As interest rates rose, we added to the fixed income allocation and increased the portfolio duration by one year. In terms of equities, we initiated six new holdings and completed

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 39

Oakmark Equity and Income Fund  March 31, 2022

Portfolio Manager Commentary (continued)

the sale of three. Befitting the erratic and uneven investing environment of the past few months, the new equity positions represent a mix of traditional value names and growth-oriented issues.

Perhaps the best example of an issue on the growth side of the ledger is Amazon. Amazon's share price had languished for roughly a year, and we had the opportunity in the recent quarter to purchase shares at prices discounted by roughly one-fourth from their previous high. Amazon is the leading e-commerce retailer and cloud computing company. In e-commerce, two-thirds of U.S. households are Amazon Prime subscribers, and over half of all online product searches begin on Amazon. Amazon has also built a delivery network that will soon surpass UPS and FedEx in packages shipped. We believe Amazon's customer loyalty and infrastructure are strong barriers to entry in a growing e-commerce market. Separately, Amazon Web Services (AWS) has nearly half of the market in cloud computing. AWS has the significant technical expertise and operates a large and growing number of data centers that run entire IT departments for businesses. We believe AWS has become utility-like in nature and scale and expect it will continue to grow as IT workloads move to the cloud. Despite strong share price performance since the pandemic, Amazon lagged behind its peers in retail and technology. As a result, the company trades at a discount to its peer-weighted sales multiple, the first time this has happened since 2015. We believe the reason is Amazon's investment in e-commerce, which is largely expensed through the income statement. We believe Amazon's normalized margins are higher than today, and the company is undervalued on normalized earnings.

Next alphabetically is BlackRock, the investment industry's largest asset manager. BlackRock's assets are well diversified across region, client type, product and style (active, index and ETF). The ETF category has consistently gained market share due to its ease of use and tax advantages. BlackRock is the global leader in ETFs through its iShares brand (~40% of revenue). iShares' organic revenue growth has consistently been around 10% and we believe it can sustain around this level of growth for many more years. BlackRock's active business has grown well in excess of most other active managers due to its dominance in fixed income and leadership in multi-asset, sustainable investing and alternative assets. We believe this positioning should lead to mid-single-digit organic revenue growth, and with normal market returns, overall revenue growth should be in the high-single-digits with earnings per share growth of around 10%. Despite this outlook, the stock price has declined much more than global markets due to worries about rising interest rates and the Russian-Ukrainian war. At a mid-teens multiple of next year's earnings, we believe that the stock is undervalued.

KKR is one of the largest alternative asset managers in the world, managing $471 billion in assets across various investment vehicles. Approximately 80% of the company's assets under management are held under capital commitments of eight years or longer, creating a highly stable stream of fee earnings. Moreover, KKR's assets under management have been growing at double-digit rates as the company has drawn on its established brand and relationships to expand into new strategies and geographies. We believe many of these newer strategies have a considerable runway for future growth. Furthermore, we think the market is undervaluing KKR because of its large balance sheet investments and the volatility of its performance fees. We estimate that the company's investments are worth approximately $19/share today or close to one-third of its current market capitalization. After adjusting for these factors, the company's shares trade at a low-teens multiple of our forward earnings estimate. We find this valuation too cheap for a business with KKR's growth outlook and return profile.

Next up is Lithia Motors, the largest franchised auto dealer group in the U.S. The company has a long history of creating shareholder value through best-in-class operations and consistent acquisitions of smaller dealers at attractive returns. There is a long runway for management to continue creating value through such acquisitions, and management believes this will drive earnings per share to more than $50 by 2025, even as automobile prices return to pre-pandemic levels. Meanwhile, Lithia has a significant opportunity to accelerate growth through Driveway, its online auto retailing platform. We believe Lithia's existing nationwide infrastructure provides Driveway with significant competitive advantages in e-commerce that smaller dealers will struggle to replicate. Driveway is not generating any earnings today but could become a major contributor over the next five to seven years. With the stock priced at less than 7x management's 2025 EPS5 target and with substantial future growth potential from Driveway, we believe Lithia shares are a bargain today.

Netflix is the leading streaming entertainment service with 222 million subscribers and $30 billion of revenue. This scale creates a valuable moat allowing Netflix to buy more content than its competitors in aggregate but pay less per subscriber. This dynamic has created a more valuable customer proposition as the business has grown, which we expect to manifest in a larger subscriber base over time. Netflix stock declined significantly over the past several months as market participants reacted to slowing subscriber growth and margin pressure. We believe it is likely that both of these issues are temporary. Growth decelerated as the economy reopened, but this occurred on the heels of a rapid acceleration period earlier in the pandemic. Weak foreign currencies in the company's international markets were the primary source of margin pressure. Netflix's cost base is primarily dollar-denominated, meaning that declining foreign currency values pressure profit margins. After the pullback in the stock, Netflix trades for 5.5x consensus 2022 revenue and 34x consensus EPS, which is compelling in the context of our expectations for future growth and profitability. We greatly admire Netflix's management team and the company's unique corporate culture. We are excited to invest alongside them as they capitalize on the enormous opportunity in streamed entertainment.

The next purchase is a return appearance to the Fund, Parker Hannifin. In our opinion, investors have a stale perception of the company. It is still viewed as a short-cycle, diversified manufacturer that is heavily tied to industrial production. This ignores the fine job that CEO Thomas Williams has done since his promotion in 2015. He has vastly improved operations and shifted the portfolio to longer cycled, higher growth, higher margin and higher return end markets. The results are impressive. Margins, returns and earnings have increased substantially. With the expected closing of the Meggitt acquisition in the calendar year third quarter, the highly depressed aerospace segment will be the largest end market. We anticipate a rebound in

See accompanying Disclosures and Endnotes on page 100.

40 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2022

Portfolio Manager Commentary (continued)

aerospace revenue, which—combined with the company's strong position in attractive businesses including clean technologies and factory automation—should accelerate revenue growth. Parker Hannifin trades at a discount to other high-quality industrials, which we believe is unwarranted since its growth and returns should be similar or better. At a low-teens multiple of next year's normalized cash earnings, Parker Hannifin is an attractive investment in our view.

We eliminated three equity holdings as well as a very small spinoff distribution received from Zimmer Biomet in the quarter. We sold Nestlé and Regeneron Pharmaceuticals as they approached their sell targets. Zimmer Biomet was also a profitable investment that we sold as we reevaluated its growth in intrinsic value to be less compelling. The net impact on equity asset allocation was quite modest.

We thank you for your interest in the Equity and Income Fund.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 41

Oakmark Equity and Income Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 60.8%
FINANCIALS - 12.5%
DIVERSIFIED FINANCIALS - 5.1%
Ally Financial, Inc.	4,607	$200,295
The Charles Schwab Corp.	706	59,506
State Street Corp.	653	56,907
KKR & Co., Inc.	696	40,677
BlackRock, Inc.	24	18,493
		375,878
BANKS - 4.3%
Bank of America Corp.	4,473	184,361
Citigroup, Inc.	2,530	135,083
		319,444
INSURANCE - 3.1%
Reinsurance Group of America, Inc.	1,298	142,134
American International Group, Inc.	1,460	91,619
		233,753
		929,075
COMMUNICATION SERVICES - 9.5%
MEDIA & ENTERTAINMENT - 9.5%
Alphabet, Inc., Class A (a)	130	361,297
Charter Communications, Inc., Class A (a)	274	149,364
Comcast Corp., Class A	1,760	82,408
Meta Platforms, Inc., Class A (a)	245	54,478
Netflix, Inc. (a)	100	37,534
Warner Music Group Corp., Class A	618	23,385
		708,466
CONSUMER DISCRETIONARY - 8.3%
AUTOMOBILES & COMPONENTS - 6.2%
General Motors Co. (a)	4,052	177,226
BorgWarner, Inc.	3,140	122,161
Lear Corp.	672	95,840
Thor Industries, Inc.	808	63,568
		458,795
RETAILING - 0.8%
Amazon.com, Inc. (a)	14	44,009
Lithia Motors, Inc.	60	18,007
		62,016
CONSUMER DURABLES & APPAREL - 0.8%
Carter's, Inc.	602	55,350
CONSUMER SERVICES - 0.5%
Booking Holdings, Inc. (a)	16	38,374
		614,535
INFORMATION TECHNOLOGY - 5.7%
SOFTWARE & SERVICES - 3.3%
Global Payments, Inc.	671	91,833
Fiserv, Inc. (a)	776	78,707
salesforce.com, Inc. (a)	350	74,291
		244,831
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 2.4%
TE Connectivity, Ltd.	1,364	$178,640
		423,471
INDUSTRIALS - 5.5%
CAPITAL GOODS - 5.2%
Carlisle Cos., Inc.	614	151,087
Howmet Aerospace, Inc.	2,483	89,250
General Dynamics Corp.	312	75,296
Parker-Hannifin Corp.	130	36,946
Johnson Controls International PLC	542	35,530
		388,109
COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
KAR Auction Services, Inc. (a)	1,322	23,855
		411,964
CONSUMER STAPLES - 5.2%
FOOD, BEVERAGE & TOBACCO - 5.2%
Philip Morris International, Inc.	2,257	212,004
Keurig Dr Pepper, Inc.	3,617	137,077
Constellation Brands, Inc., Class A	163	37,427
		386,508
HEALTH CARE - 4.9%
HEALTH CARE EQUIPMENT & SERVICES - 4.9%
HCA Healthcare, Inc.	636	159,294
LivaNova PLC (a)	1,280	104,743
CVS Health Corp.	714	72,217
Humana, Inc.	58	25,066
		361,320
ENERGY - 4.4%
PDC Energy, Inc.	2,111	153,412
ChampionX Corp. (a)	3,756	91,941
Diamondback Energy, Inc.	367	50,261
Nov, Inc.	1,615	31,674
		327,288
MATERIALS - 3.5%
Glencore PLC	28,371	184,600
Arconic Corp. (a)	1,761	45,111
Sealed Air Corp.	521	34,893
		264,604
REAL ESTATE - 1.3%
The Howard Hughes Corp. (a)	904	93,612
TOTAL COMMON STOCKS - 60.8% (COST $2,552,291)		4,520,843
PREFERRED STOCKS - 0.1%
COMMUNICATION SERVICES - 0.1%
Liberty Broadband Corp., 7.00% (b)	224	6,079
TOTAL PREFERRED STOCKS - 0.1% (COST $6,229)		6,079

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.8%
CORPORATE BONDS - 22.0%
FINANCIALS - 5.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, due 10/29/26	$19,000	$17,574
3.40%, due 10/29/33	7,500	6,722
Ally Financial, Inc. 4.70%(5 year Treasury Constant Maturity Rate + 3.868%) (b) (c)	23,750	22,356
3.875%, due 05/21/24	7,950	8,041
2.20%, due 11/02/28	8,750	7,904
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (d)	20,373	18,489
Bank Of America Corp. 2.551% (SOFR + 1.050%), due 02/04/28 (c)	13,575	12,971
Bank of America Corp. 4.45%, due 03/03/26	5,000	5,171
Blackstone Mortgage Trust, Inc. REIT, 144A 3.75%, due 01/15/27 (d)	27,500	25,575
Citigroup, Inc.
3.40%, due 05/01/26	15,000	15,116
3.352%(3 mo. USD LIBOR + .897%), due 04/24/25 (c)	6,360	6,375
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	6,115
E*TRADE Financial Corp. 2.95%, due 08/24/22	11,965	12,024
Equitable Financial Life Global Funding, 144A 1.70%, due 11/12/26 (d)	15,000	13,918
JPMorgan Chase & Co. 1.47%(SOFR + .765%), due 09/22/27 (c)	31,000	28,569
1.489%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	20,003
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (d)	9,350	8,873
Nasdaq, Inc. 1.65%, due 01/15/31	8,750	7,377
Pershing Square Holdings, Ltd, 144A 3.25%, due 11/15/30 (d)	14,000	12,846
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	6,900	6,646
3.95%, due 09/15/26	4,905	5,012
RGA Global Funding, 144A 2.00%, due 11/30/26 (d)	8,500	8,060
S&P Global, Inc. 2.95%, due 01/22/27	7,810	7,776
Stifel Financial Corp. 4.00%, due 05/15/30	12,242	12,363
SVB Financial Group 2.10%, due 05/15/28	21,500	19,595
1.80%, due 10/28/26	14,250	13,241
4.25%(5 year Treasury Constant Maturity Rate + 3.074%) (b) (c)	13,900	12,858
	Par Value	Value
The Goldman Sachs Group, Inc. 3.615%(SOFR + 1.846%), due 03/15/28 (c)	$14,200	$14,180
1.948%(SOFR + .913%), due 10/21/27 (c)	13,500	12,546
3.20%, due 02/23/23	7,000	7,062
Wells Fargo & Co. 2.393%(SOFR + 2.100%), due 06/02/28 (c)	11,000	10,402
1.529%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,642
		394,402
CONSUMER DISCRETIONARY - 4.7%
Aramark Services, Inc., 144A 6.375%, due 05/01/25 (d)	9,900	10,163
AutoNation, Inc. 1.95%, due 08/01/28	4,940	4,421
Booking Holdings, Inc. 3.55%, due 03/15/28	9,950	10,035
3.60%, due 06/01/26	8,230	8,378
4.625%, due 04/13/30	4,950	5,369
Brunswick Corp. 2.40%, due 08/18/31	25,757	21,814
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (d)	2,980	2,862
5.125%, due 05/01/27 (d)	250	250
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, due 03/15/28	9,950	10,055
Daimler Trucks Finance North America LLC, 144A 2.50%, due 12/14/31 (d)	3,750	3,282
Dick S Sporting Goods 3.15%, due 01/15/32	20,000	18,334
Expedia Group, Inc. 4.625%, due 08/01/27	18,526	19,244
3.25%, due 02/15/30	5,860	5,578
5.00%, due 02/15/26	4,334	4,538
Hyatt Hotels Corp. 1.80%, due 10/01/24	18,596	17,892
1.30%, due 10/01/23	2,000	1,949
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	19,600	20,554
6.25%, due 01/15/27 (d)	200	211
Kontoor Brands, Inc. 144A 4.125%, due 11/15/29 (d)	3,300	3,019
Lear Corp. 2.60%, due 01/15/32	14,850	13,117
3.50%, due 05/30/30	6,950	6,654
Lithia Motors, Inc., 144A 3.875%, due 06/01/29 (d)	4,250	4,017
4.625%, due 12/15/27 (d)	2,980	2,958
M/I Homes, Inc. 3.95%, due 02/15/30	7,100	6,248
Marriott International, Inc. 2.75%, due 10/15/33	13,750	12,135
4.625%, due 06/15/30	9,400	9,735
4.15%, due 12/01/23	8,094	8,243
3.60%, due 04/15/24	6,960	7,031

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark Equity and Income Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.8% (continued)
CORPORATE BONDS - 22.0% (continued)
MGM Resorts International 4.75%, due 10/15/28	$13,875	$13,429
6.75%, due 05/01/25	9,850	10,162
Sands China, Ltd. 5.40%, due 08/08/28	5,000	4,901
5.125%, due 08/08/25	3,000	2,974
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (d)	19,910	20,408
Starbucks Corp. 3.80%, due 08/15/25	9,950	10,161
3.00%, due 02/14/32	5,750	5,483
4.00%, due 11/15/28	2,985	3,081
Tapestry, Inc. 3.05%, due 03/15/32	6,375	5,793
Thor Industries, Inc., 144A 4.00%, due 10/15/29 (d)	19,500	17,119
Tractor Supply Co. 1.75%, due 11/01/30	1,980	1,701
Under Armour, Inc. 3.25%, due 06/15/26	12,565	12,157
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,376
		351,831
INDUSTRIALS - 4.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons LLC, 144A 3.50%, due 02/15/23 (d)	12,470	12,470
AutoNation, Inc. 3.85%, due 03/01/32	9,250	8,955
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	4,900	5,015
BAT Capital Corp. 3.557%, due 08/15/27	6,965	6,779
2.259%, due 03/25/28	2,975	2,669
BAT International Finance PLC 1.668%, due 03/25/26	4,460	4,093
Carlisle Cos., Inc. 2.20%, due 03/01/32	25,000	21,780
Carrier Global Corp. 2.242%, due 02/15/25	691	673
Delta Air Lines, Inc. 3.80%, due 04/19/23	6,440	6,480
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (d)	12,985	13,084
Embecta Corp, 144A 5.00%, due 02/15/30 (d)	10,000	9,432
Fedex Corp. Pass Through Trust 1.875%, due 08/20/35	11,270	10,262
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	13,664
4.00%, due 09/21/23	9,945	10,140
GXO Logistics, Inc., 144A 1.65%, due 07/15/26 (d)	6,750	6,094
	Par Value	Value
Hilton Domestic Operating Co., Inc., 144A 4.00%, due 05/01/31 (d)	$19,250	$18,167
3.625%, due 02/15/32 (d)	13,500	12,251
3.75%, due 05/01/29 (d)	9,000	8,448
Howmet Aerospace, Inc. 3.00%, due 01/15/29	25,500	23,285
Lennox International, Inc. 1.35%, due 08/01/25	2,000	1,872
MIWD Hold Co / MIWD Finance Corporation, 144A 5.50%, due 02/01/30 (d)	8,000	7,470
Southwest Airlines Co. 5.125%, due 06/15/27	15,853	16,947
5.25%, due 05/04/25	7,875	8,270
2.625%, due 02/10/30	8,444	7,702
The Boeing Co. 2.70%, due 02/01/27	41,847	40,137
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (d)	21,430	22,774
7.50%, due 05/15/25 (d)	7,940	8,285
7.50%, due 09/15/27 (d)	4,470	4,766
4.50%, due 08/15/29 (d)	4,710	4,416
US Foods, Inc., 144A 4.75%, due 02/15/29 (d)	4,830	4,607
Viterra Finance BV, 144A 2.00%, due 04/21/26 (d)	6,400	5,892
		326,879
ENERGY - 2.0%
Apergy Corp. 6.375%, due 05/01/26	7,447	7,596
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 2.061%, due 12/15/26	2,500	2,381
Boardwalk Pipelines LP 3.60%, due 09/01/32	3,798	3,621
BP Capital Markets America Co. 2.721%, due 01/12/32	13,500	12,705
Chesapeake Energy Corp, 144A 5.875%, due 02/01/29 (d)	14,525	14,997
Diamondback Energy, Inc. 3.125%, due 03/24/31	10,200	9,742
3.50%, due 12/01/29	2,900	2,873
Florida Gas Transmission Co. LLC, 144A 2.30%, due 10/01/31 (d)	14,750	13,053
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (d)	20,000	18,872
NOV, Inc. 3.60%, due 12/01/29	24,835	24,414
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (d)	20,576	20,466
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (d)	9,830	9,990
Vine Energy Holdings LLC, 144A 6.75%, due 04/15/29 (d)	8,000	8,473
		149,183

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.8% (continued)
CORPORATE BONDS - 22.0% (continued)
COMMUNICATION SERVICES - 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 07/23/25	$2,985	$3,095
2.30%, due 02/01/32	2,665	2,278
Magallanes, Inc.144A 4.054%, due 03/15/29 (d)	3,750	3,769
Netflix, Inc. 4.875%, due 04/15/28	33,740	35,385
5.875%, due 02/15/25	11,940	12,732
5.875%, due 11/15/28	6,965	7,678
Netflix, Inc., 144A 5.375%, due 11/15/29 (d)	4,970	5,380
T-Mobile USA, Inc. 3.75%, due 04/15/27	19,855	19,971
3.50%, due 04/15/25	1,985	1,998
Twitter, Inc., 144A 5.00%, due 03/01/30 (d)	750	746
		93,032
REAL ESTATE - 1.2%
CBRE Services, Inc. 2.50%, due 04/01/31	10,750	9,713
GLP Capital, LP / GLP Financing II, Inc. REIT 5.375%, due 11/01/23	12,000	12,300
4.00%, due 01/15/31	9,425	9,141
5.75%, due 06/01/28	4,975	5,354
5.25%, due 06/01/25	4,975	5,121
5.375%, due 04/15/26	3,925	4,101
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,032
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	3,098	3,146
5.25%, due 01/15/26	1,992	2,066
RHP Hotel Properties, LP / RHP Finance Corp. REIT, 144A 4.50%, due 02/15/29 (d)	20,000	18,800
Sun Communities Operating, LP REIT 2.70%, due 07/15/31	1,750	1,579
The Howard Hughes Corp., 144A 4.375%, due 02/01/31 (d)	8,750	8,225
5.375%, due 08/01/28 (d)	3,400	3,414
Ventas Realty, LP REIT 3.50%, due 02/01/25	900	902
		86,894
HEALTH CARE - 1.0%
Bio-Rad Laboratories, Inc. 3.70%, due 03/15/32	8,750	8,647
CVS Health Corp. 5.00%, due 12/01/24	6,880	7,187
HCA, Inc. 5.625%, due 09/01/28	2,985	3,227
	Par Value	Value
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	$4,000	$4,070
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	20,959	18,188
Universal Health Services, Inc., 144A 1.65%, due 09/01/26 (d)	7,750	7,109
Zimmer Biomet Holdings, Inc. 2.60%, due 11/24/31	21,850	19,941
3.05%, due 01/15/26	4,965	4,911
		73,280
INFORMATION TECHNOLOGY - 0.9%
Apple, Inc. 1.65%, due 02/08/31	9,750	8,774
2.65%, due 02/08/51	6,000	5,175
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,433
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.50%, due 01/15/28	4,975	4,885
Broadcom, Inc., 144A 3.469%, due 04/15/34 (d)	9,955	9,220
3.419%, due 04/15/33 (d)	6,950	6,487
Dell International LLC / EMC Corp. 5.45%, due 06/15/23	3,927	4,045
Micron Technology, Inc. 2.703%, due 04/15/32	3,500	3,169
Motorola Solutions, Inc. 4.60%, due 02/23/28	2,985	3,069
NortonLifeLock, Inc.,144A 5.00%, due 04/15/25 (d)	1,000	998
NXP BV / NXP Funding LLC / NXP USA, Inc., 144A 2.50%, due 05/11/31 (d)	3,750	3,368
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	10,031
		67,654
MATERIALS - 0.7%
Anglo American Capital PLC, 144A 3.875%, due 03/16/29 (d)	1,000	1,000
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (d)	18,750	17,124
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	9,950	9,983
2.625%, due 09/23/31 (d)	10,000	8,945
3.875%, due 10/27/27 (d)	4,950	4,929
Novelis Corp, 144A 3.875%, due 08/15/31 (d)	9,681	8,855
3.25%, due 11/15/26 (d)	4,345	4,151
		54,987
CONSUMER STAPLES - 0.4%
Altria Group, Inc. 2.45%, due 02/04/32	30,400	26,426
Smithfield Foods, Inc., 144A 4.25%, due 02/01/27 (d)	995	1,005
		27,431

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark Equity and Income Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 30.8% (continued)
CORPORATE BONDS - 22.0% (continued)
UTILITIES - 0.2%
The Southern Co. 3.75% (5 year Treasury Constant Maturity Rate + 2.915%), due 09/15/51 (c)	$13,750	$12,678
Total Corporate Bonds (Cost $1,695,976)		1,638,251
GOVERNMENT AND AGENCY SECURITIES - 7.7%
U.S. GOVERNMENT NOTES - 7.7%
United States Treasury Notes 1.25%, due 12/31/26	150,000	141,721
1.375%, due 11/15/31	150,000	137,625
2.375%, due 02/15/42	100,000	96,453
2.00%, due 11/30/22	74,625	74,951
1.125%, due 10/31/26	75,000	70,547
2.125%, due 12/31/22	49,745	49,998
		571,295
Total Government and Agency Securities (Cost $587,750)		571,295
BANK LOANS - 0.9%
HEALTH CARE - 0.3%
Medline Industries, Inc. Usd Term Loan B 3.75% (1 mo. USD LIBOR + 3.250%), due 10/23/28 (c)	20,000	19,790
INDUSTRIALS - 0.2%
Skymiles IP, Ltd. 2020 Term Loan B 4.75% (3 mo. USD LIBOR + 3.750%), due 10/20/27 (c)	14,000	14,435
Naked Juice Llc Term Loan 3.75% (6 mo. SOFR + 3.250%), due 01/24/29 (c)	945	928
Naked Juice Llc Delayed Draw Term Loan 3.75% (6 mo. SOFR + 3.250%), due 01/24/29 (c)	55	54
		15,417
MATERIALS - 0.2%
Asplundh Tree Expert LLC 2021 Term Loan B 2.21% (1 mo. USD LIBOR + 1.750%), due 09/07/27 (c)	13,830	13,659
ENERGY - 0.2%
Apergy Corp. 2020 Term Loan 6.00% (1 mo. USD LIBOR + 5.000%), due 06/03/27 (c)	12,501	12,522
FINANCIALS - 0.0% (e)
Allspring Buyer LLC Term Loan B 4.31% (3 mo. USD LIBOR + 3.250%), due 11/01/28 (c)	2,661	2,641
CONSUMER DISCRETIONARY - 0.0% (e)
Rent A Center, Inc. 2021 First Lien Term Loan B 3.81% (3 mo. USD LIBOR + 3.250%), due 02/17/28 (c)	990	968
Total Bank Loans (Cost $65,343)		64,997
	Par Value	Value
CONVERTIBLE BOND - 0.2%
Peloton Interactive, Inc., 0.00%, due 02/15/26 (f) (Cost $13,442)	$15,765	$13,026
Total Convertible Bond (Cost $13,442)		13,026
TOTAL FIXED INCOME - 30.8% (COST $2,362,511)		2,287,569
SHORT-TERM INVESTMENTS - 7.6%
REPURCHASE AGREEMENT - 5.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $412,040, collateralized by United States Treasury Notes, 2.375% - 4.250% due 03/31/27 - 11/15/40, aggregate value plus accrued interest of $420,278 (Cost: $412,037)	412,037	412,037
COMMERCIAL PAPER - 2.1%
Walgreens Boots, 144A, 0.76% - 1.02%, due 04/04/22 - 05/04/22 (d) (g)	59,750	59,718
Kellogg Co., 144A, 0.63% - 0.71%, due 04/01/22 - 04/07/22 (d) (g)	56,700	56,695
American Honda Finance Corp., 0.83%, due 04/05/22 (g)	39,800	39,797
Total Commercial Paper (Cost $156,212)		156,210
TOTAL SHORT-TERM INVESTMENTS - 7.6% (COST $568,249)		568,247
TOTAL INVESTMENTS - 99.3% (COST $5,489,280)		7,382,738
Foreign Currencies (Cost $0) (h) - 0.0% (e)		0	(h)
Other Assets In Excess of Liabilities - 0.7%		53,069
NET ASSETS - 100.0%		$7,435,807

(a)  Non-income producing security

(b)  Security is perpetual and has no stated maturity date.

(c)  Floating Rate Note. Rate shown is as of March 31, 2022.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Amount rounds to less than 0.1%.

(f)  Zero Coupon Bond.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

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Oakmark.com 47

Oakmark Bond Fund  March 31, 2022

Summary Information

VALUE OF A $1,000,000 INVESTMENT

Since Inception - 06/10/20 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/22)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	-5.19%	-3.19%	N/A	N/A	N/A	0.26%	06/10/20
Bloomberg U.S. Aggregate Bond Index	-5.93%	-4.15%	N/A	N/A	N/A	-3.25%
Lipper Core Plus Bond Fund Index[20]	-5.75%	-3.78%	N/A	N/A	N/A	-1.63%
Oakmark Bond Fund (Advisor Class)	-5.19%	-3.12%	N/A	N/A	N/A	0.20%	06/10/20
Oakmark Bond Fund (R6 Class)	-5.17%	-3.01%	N/A	N/A	N/A	-2.77%	12/15/20
Oakmark Bond Fund (Investor Class)	N/A	N/A	N/A	N/A	N/A	-3.39%	01/28/22

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN FIXED INCOME HOLDINGS[4]	% of Net Assets
U.S. Treasury Note 0.875% due 09/30/26	10.0
Fed Farm Credit CC 06/21 0.320% due 12/23/24	5.4
Fed Farm Credit CC 09/21 0.360% due 09/24/24	4.3
U.S. Treasury Note 1.250% due 06/30/28	3.2
Fedl Home Ln Bks QC 09/21 0.480% due 09/10/24	2.7
U.S. Treasury Note 1.375% due 10/31/28	2.1
Parsley Energy CC 2/23 144A 4.125% due 02/15/28	1.7
Chesapeake CC 02/24 144A 5.875% due 02/01/29	1.3
U.S. Treasury Note 1.875% due 11/15/51	1.3
Altria Group CC 11/31 2.450% due 02/04/32	1.2
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	88
Net Assets	$88.2 million
Weighted Average Maturity	9.4 years
Effective Duration	5.6 years
30-Day SEC Yield-Unsubsidized*@	2.04%
30-Day SEC Yield-Subsidized*@	2.83%
Gross Expense Ratio - Institutional Class*^	0.89%
Net Expense Ratio - Institutional Class*†^	0.52%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Advisor, R6 and Investor Classes.

†  The net expense ratio reflects an expense limitation agreement through January 27, 2023.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

^  The Gross Expense Ratio and Net Expense Ratio are from the Fund's Prospectus dated January 28, 2022.

SECTOR ALLOCATION	% of Net Assets
Corporate Debt	52.0
U.S. Treasury	18.6
U.S. Agency	12.4
Bank Loans	4.9
Asset Backed Securities	3.9
Collateralized Mortgage Obligations	2.2
Convertible Bonds	0.6
Preferred Stock	1.1
Short-Term Investments and Other	4.3

See accompanying Disclosures and Endnotes on page 100.

48 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2022

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

To understand the Fed's policies today, we need to understand the events that brought us here. In just the first decade of this century, there was a dot-com explosion, followed by a housing boom and bust, and then rounded off by a global financial crisis. Policymakers, confounded by both the severity and frequency of these economic events, searched for answers. That search led them to Japan and its Prime Minister Shinzo Abe who was garnering attention for fighting the ghosts of a deflationary past through a novel monetary policy called "quantitative easing." The concept was fairly simple: A government could create new money and then use that newly minted money to buy financial instruments (typically bonds) in the open market. This in turn would lower interest rates, increase the amount of money in the system and ultimately stimulate economic growth. Facing a full systemic collapse in the wake of the global financial crisis, acting U.S. Federal Reserve Chairman Ben Bernanke took a chance and adopted the policy on November 25, 2008. The program, titled "QE1," called for the Federal Reserve to purchase $600 billion in bank debt, U.S.

Treasury notes and mortgage-backed securities (MBS) from member banks. At the time, no one understood just how historic that day was. Over the next decade, the Federal Reserve launched subsequent quantitative programs, including QE2, QE3, operation twist and QE4, totaling more than $2.5 trillion in stimulus.

Fast forward to March 2020, when the U.S. was hit with the once-in-a-century Covid-19 pandemic that halted the global economy. A full 12 years after "QE1," the Federal Reserve acted with almost no hesitation and embarked on another quantitative easing plan that dwarfed any previous program. Even though the pandemic quantitative easing plan was orders of magnitude larger than anything the world had ever seen, market experts, pundits and passive participants welcomed it—even expected it—with limited scrutiny. Financial markets, awash in an unprecedented amount of liquidity, quickly found their footing, and over the next 18 months, investors enjoyed significant gains.

Chart 1: Stimulus Response to Global Financial Crisis vs. Covid-19 Crisis (1) (2)

1  2019 GDP used as the base for COVID 19, % of GDP calculation

2  Source: International Monetary Fund, "Global economic policies and prospects," March 2009

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 49

Oakmark Bond Fund  March 31, 2022

Portfolio Manager Commentary (continued)

But as growth forecasts brightened and asset prices improved, liabilities quietly grew as well. Supply-chain shortages and labor imbalances were the first signs of trouble. By the second half of 2021, central bankers, as well as consumers, could see that inflation was the primary obstacle to further prosperity. Not only was it dangerously high, but it was also unrelenting. The limits of easy money policies that had gone on for more than two decades were finally being realized. Federal Reserve Chairman Jerome Powell and his counterparts around the globe had simply no other choice, and they began the largest and sharpest policy pivot in financial history. Policy normalization was underway for the third time this century.

Today, inflation is sticky at 8%, most global growth indicators are slowing and the markets predict a 75% probability for a 50 basis points hike to the Fed Funds rate in May. The infamous 10s-versus-2 spread, a relatively accurate historical signal for economic recessions when it inverts, is currently inverted by three basis points. On top of that, the Ukrainian/Russian war threatens to further exacerbate inflation and supply-chain issues and it poses the threat of a broader, major world war. There is no reason to sugarcoat it. The risks to financial markets have increased quite significantly since our last letter.

We mentioned this on a recent podcast,1 but one emerging risk we don't think is getting enough coverage is just how little flexibility central banks have at the moment. The Federal Reserve has maximum flexibility during periods of moderate growth (1-3% real GDP growth) and benign inflation (inflation less than 3%). Other than the pandemic slowdown in 2020, that's essentially been the prevailing profile of the U.S. since the global financial crisis. Under these "goldilocks" economic conditions, the Federal Reserve could opt to slowly raise rates to mitigate market excess, slowly lower rates to create an inflationary growth impulse or do absolutely nothing. Today, however,

1  Griffin, Graham. "Value Investing Live Recap: Adam Abbas." GuruFocus, https://www.gurufocus.com/news/1638694/value-investing-live-recap-adam-abbas. Accessed February 9, 2022.

inflation is four to five times the last 20-year average, which means the market won't have the luxury of leaning on a flexible Federal Reserve any time soon. Instead, the exact opposite of a "goldilocks" environment has been created by a kind of perfect storm of disrupted supply chains and trade, significantly higher food and energy prices, tighter financial conditions, and lower business and consumer confidence. Now, growth threatens to be too cold, while inflation remains too hot.

Increased risks don't necessarily mean doom and gloom for markets, however. The recovery in the U.S. and other developed economies has been shaken by a few punches, but it is still upright. Although economic growth forecasts are decreasing, the U.S. economy can still grow 1.5%-2.5% in the remaining three quarters of the year. Moreover, our bottom-up research suggests our Fund's holdings remain fundamentally solid; a majority now boast net leverage (net debt versus profitability) that has returned to pre-pandemic levels and equity cushions that have grown. Their interest coverage (profitability versus interest costs) and free-cash-flow-to-debt are also up quite significantly versus 2019.

In summary, investors should expect more volatility as the interplay between aggressive central bank policies, inflationary forces and growth continues for the remainder of the year. The Ukrainian/Russian war, depending on both the length and possible resolution, also poses significant risks that are very

See accompanying Disclosures and Endnotes on page 100.

50 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2022

Portfolio Manager Commentary (continued)

difficult to handicap. Regardless, the Federal Reserve cannot pivot to a more supportive policy stance if growth decelerates more quickly than expected or if the war escalates. Investors who have grown used to the Fed backstop should not count on it this time around. Fortunately, U.S. corporations are arguably more creditworthy than before the pandemic, and cash flow and valuation cushions will make them more resilient as we face cycle headwinds. Consumers are also in relatively good shape due to a savings build-up over the last several years. For all of these reasons, we recommend turning down the volume on doomsayers predicting a near-term default cycle or major recession. However, we do recognize that a larger number of variables are generating a wider set of outcomes and producing a thicker cloud of uncertainty than financial markets have faced since the spring of 2020. As we navigate the fog, we will prioritize portfolio flexibility and look for compelling opportunities if or when market pricing detaches from our values.

MARKET OUTLOOK POSITIONING

Performance and Outlook

The Oakmark Bond Fund returned –5.19% in the first quarter ending March 31, 2022, and generated 74 basis points of excess returns versus its benchmark, the Bloomberg U.S. Aggregate Bond Index.19 Inception-to-date performance was 0.26% through March 31, 2022, generating excess return against the benchmark of 351 basis points on an annualized basis.

The Fund's outperformance in the quarter was driven by the Fund's curve positioning in our government allocation and our overall short duration position versus the index. Specifically, curve flattening and significantly higher rates translated to relative gains given our current barbell approach to curve positioning in U.S. Treasurys and our overall portfolio duration of 5.4 years versus our peers and index averages of 6.2 and 6.7, respectively. Although our relative overweight in corporate credit was a detractor to performance as credit spreads widened, our security selection continues to serve as a tailwind to attribution versus the index. Our strongest contributors included securities issued by T-Mobile, Parsley Energy, Marriott and Kraton. Our largest detractors from selection came from securities issued by Ally Financial, Brunswick Corporation, NXP Semiconductors and Aercap.

Outlook and Positioning

As highlighted above, credit markets may weaken further if the Ukrainian/Russian war escalates or if central banks enact tighter policies to combat heightened inflationary pressures. As a result, our credit positioning remains focused on resiliency, liquidity and principal preservation in anticipation of a wide array of scenarios. However, this is not a time to be idle. In fact, quite the opposite. Amid the largest quarterly sell-off in the core plus funds on record, we picked up activity in the Fund. Toward the end of the quarter, we actively began to reposition out of our shorter duration Treasury and credit and into longer duration corporate credit and structured products. Going forward, we see the potential to increase spread risk opportunistically in our portfolios, but with a preference for quality. We recognize the possibility of a "wider set of outcomes, across a wider set of variables." As a result, we are prepared to rotate into credit risk, but in a cautious, measured manner. With such a highly uncertain environment, we are broadening the ranges of inputs into our base case model, focusing on our downside cases, and prioritizing hard asset value, good collateral and visible cash flows.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 51

Oakmark Bond Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
PREFERRED STOCKS - 1.1%
COMMUNICATION SERVICES - 1.1%
Liberty Broadband Corp. 7.00% (a)	35	$937
TOTAL PREFERRED STOCKS - 1.1% (COST $929)		937
	Par Value	Value
FIXED INCOME - 94.6%
CORPORATE BONDS - 52.0%
INDUSTRIALS - 12.2%
AutoNation, Inc. 3.85%, due 03/01/32	$500	484
BAT Capital Corp. 2.259%, due 03/25/28	1,000	897
Carlisle Cos., Inc. 2.20%, due 03/01/32	500	436
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (b)	750	756
Embecta Corp, 144A 5.00%, due 02/15/30 (b)	500	472
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (b)	1,000	907
Howmet Aerospace, Inc. 3.00%, due 01/15/29	600	548
MIWD Hold Co / MIWD Finance Corporation, 144A 5.50%, due 02/01/30 (b)	500	467
Mozart Debt Merger Sub, 144A 5.25%, due 10/01/29 (b)	750	697
Ritchie Bros Holdings, Inc. 144A 4.75%, due 12/15/31 (b)	1,000	975
Southwest Airlines Co. 5.125%, due 06/15/27	1,000	1,069
The Boeing Co. 2.70%, due 02/01/27	750	719
Uber Technologies, Inc., 144A 4.50%, due 08/15/29 (b)	1,100	1,031
US Foods, Inc., 144A 4.75%, due 02/15/29 (b)	370	353
Viterra Finance BV, 144A 2.00%, due 04/21/26 (b)	1,000	921
		10,732
ENERGY - 8.5%
Boardwalk Pipelines LP 3.60%, due 09/01/32	1,000	953
BP Capital Markets America Co. 2.721%, due 01/12/32	1,000	941
Chesapeake Energy Corp, 144A 5.875%, due 02/01/29 (b)	1,117	1,153
Diamondback Energy, Inc. 3.125%, due 03/24/31	500	478
Enable Midstream Partners, LP 4.15%, due 09/15/29	500	501
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (b)	750	708
NOV, Inc. 3.60%, due 12/01/29	750	737
	Par Value	Value
Parsley Energy LLC / Parsley Finance Corp, 144A 4.125%, due 02/15/28 (b)	$1,500	$1,492
Weatherford International Ltd, 144A 8.625%, due 04/30/30 (b)	500	508
		7,471
FINANCIALS - 7.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, due 10/29/26	500	462
3.40%, due 10/29/33	500	448
Ally Financial, Inc. 4.70%(H15T7Y + 3.481%) (a) (c)	1,000	910
2.20%, due 11/02/28	500	452
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (b)	500	454
Blackstone Mortgage Trust, Inc. REIT, 144A 3.75%, due 01/15/27 (b)	1,000	930
LPL Holdings, Inc., 144A 4.00%, due 03/15/29 (b)	500	474
Signature Bank/New York NY 4.00% (AMERIBOR + 3.890%), due 10/15/30 (c)	1,000	987
SVB Financial Group 4.25%(H15T5Y + 3.074%) (a) (c)	750	694
1.80%, due 10/28/26	500	465
The Goldman Sachs Group, Inc. 3.615% (SOFR + 1.846%), due 03/15/28 (c)	500	499
		6,775
CONSUMER DISCRETIONARY - 6.5%
Brunswick Corp. 2.40%, due 08/18/31	1,100	932
Daimler Trucks Finance North America LLC, 144A 2.375%, due 12/14/28 (b)	1,000	910
Kontoor Brands, Inc. 144A 4.125%, due 11/15/29 (b)	500	457
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (b)	500	483
M/I Homes, Inc. 3.95%, due 02/15/30	500	440
Marriott International, Inc. 2.75%, due 10/15/33	1,000	883
3.125%, due 06/15/26	250	247
Starbucks Corp. 3.00%, due 02/14/32	1,000	954
Thor Industries, Inc., 144A 4.00%, due 10/15/29 (b)	500	439
		5,745
HEALTH CARE - 3.9%
Bio-Rad Laboratories, Inc. 3.70%, due 03/15/32	1,000	988
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	1,250	1,085
Tenet Healthcare Corp, 144A 4.25%, due 06/01/29 (b)	500	479
Zimmer Biomet Holdings, Inc. 2.60%, due 11/24/31	1,000	913
		3,465

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 94.6% (continued)
CORPORATE BONDS - 52.0% (continued)
REAL ESTATE - 3.7%
CBRE Services, Inc. 2.50%, due 04/01/31	$1,000	$904
GLP Capital, LP / GLP Financing II, Inc. REIT 4.00%, due 01/15/31	500	485
RHP Hotel Properties, LP / RHP Finance Corp. REIT, 144A 4.50%, due 02/15/29 (b)	1,000	940
Sun Communities Operating, LP REIT 2.70%, due 07/15/31	1,000	902
		3,231
MATERIALS - 2.8%
Anglo American Capital PLC, 144A 3.875%, due 03/16/29 (b)	1,000	1,000
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (b)	1,000	895
Novelis Corp, 144A 3.875%, due 08/15/31 (b)	362	331
3.25%, due 11/15/26 (b)	210	201
		2,427
COMMUNICATION SERVICES - 2.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 2.30%, due 02/01/32	270	231
Magallanes, Inc.144A 4.054%, due 03/15/29 (b)	1,000	1,005
Twitter, Inc., 144A 5.00%, due 03/01/30 (b)	1,000	995
		2,231
INFORMATION TECHNOLOGY - 2.0%
Micron Technology, Inc. 2.703%, due 04/15/32	1,000	905
NXP BV / NXP Funding LLC / NXP USA, Inc., 144A 2.50%, due 05/11/31 (b)	1,000	898
		1,803
CONSUMER STAPLES - 1.2%
Altria Group, Inc. 2.45%, due 02/04/32	1,250	1,086
UTILITIES - 1.0%
The Southern Co. 3.75% (H15T5Y + 2.915%), due 09/15/51 (c)	1,000	922
Total Corporate Bonds (Cost $48,647)		45,888
GOVERNMENT AND AGENCY SECURITIES - 31.0%
U.S. GOVERNMENT NOTES - 18.6%
United States Treasury Notes 0.875%, due 09/30/26	9,500	8,843
1.25%, due 06/30/28	3,000	2,791
1.375%, due 10/31/28	2,000	1,870
	Par Value	Value
United States Treasury Bonds 1.875%, due 11/15/51	$1,250	$1,096
2.25%, due 02/15/52	500	480
0.75%, due 08/31/26	500	463
2.00%, due 11/15/41	500	452
2.00%, due 08/15/51	500	451
		16,446
U.S. GOVERNMENT AGENCIES - 12.4%
Federal Farm Credit Banks Funding Corp. 0.32%, due 12/23/24	5,000	4,720
0.36%, due 09/24/24	4,000	3,821
Federal Home Loan Banks, 0.48%, due 09/10/24	2,500	2,396
		10,937
Total Government and Agency Securities (Cost $29,090)		27,383
BANK LOANS - 4.9%
INDUSTRIALS - 2.3%
Naked Juice Llc Term Loan 3.75% (6 mo. Term SOFR+ 3.25%), due 01/24/29 (c)	945	928
Naked Juice Llc Delayed Draw Term Loan 3.75% (6 mo. Term SOFR+ 3.25%), due 01/24/29 (c)	55	54
Skymiles IP, Ltd. 2020 Term Loan B 4.75% (3 mo. USD LIBOR + 3.75%), due 10/20/27 (c)	1,000	1,031
		2,013
ENERGY - 1.0%
Apergy Corp. 2020 Term Loan 6.00% (3 mo. USD LIBOR + 5.00%), due 06/03/27 (c)	913	914
FINANCIALS - 1.0%
Allspring Buyer LLC Term Loan B 4.31% (3 mo. USD LIBOR + 3.25%), due 11/01/28 (c)	887	880
HEALTH CARE - 0.6%
Owens & Minor Distribution, Inc. 0.00%, due 03/29/29 (d)	500	498
Total Bank Loans (Cost $4,298)		4,305
ASSET BACKED SECURITIES - 3.9%
Santander Drive Auto Receivable, 3.76%, due 07/16/29	1,000	994
Carvana Auto Receivables Trust, 4.80%, due 01/10/29	1,000	989
Sierra Receivables Funding Co. 144A 3.94%, due 10/20/38 (b)	1,000	988
Carvana Auto Receivables Trust 144A 4.13%, due 12/11/28 (b) (c)	500	495
Total Asset Backed Securities (Cost $3,487)		3,466

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Bond Fund  March 31, 2022 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 94.6% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
BANK 2022-BNK40, 3.507%, due 03/15/64 (c)	$1,000	$1,007
JP Morgan Mortgage Trust, 144A 3.122%, due 08/25/52 (b) (c)	1,000	892
Total Collateralized Mortgage Obligations (Cost $1,948)		1,899
CONVERTIBLE BOND - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Peloton Interactive, Inc., 144A 0.00%, due 02/15/26 (b) (e) (Cost $551)	645	533
Total Convertible Bond (Cost $551)		533
TOTAL FIXED INCOME - 94.6% (COST $88,021)		83,474
SHORT-TERM INVESTMENTS - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.28% dated 03/31/22 due 04/01/22, repurchase price $1,974, collateralized by United States Treasury Note, 0.125% due 10/15/25, value plus accrued interest of $2,013 (Cost: $1,974)	1,974	1,974
TOTAL SHORT-TERM INVESTMENTS - 2.2% (COST $1,974)		1,974
TOTAL INVESTMENTS - 97.9% (COST $90,924)		86,385
Other Assets In Excess of Liabilities - 2.1%		1,809
NET ASSETS - 100.0%		$88,194

(a)  Security is perpetual and has no stated maturity date.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(c)  Floating Rate Note. Rate shown is as of March 31, 2022.

(d)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(e)  Zero Coupon Bond.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2022 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$17,967,374		$5,364,691		$1,424,000
Foreign currency, at value (b)	0		0		0	(c)
Receivable for:
Securities sold	4,708		0		4,388
Fund shares sold	68,665		5,775		278
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	14,893		322		864
Forward foreign currency contracts	0		0		57
Tax reclaim from unaffiliated securities	0		0		1,888
Total receivables	88,266		6,097		7,475
Other assets	106		30		8
Total assets	$18,055,746		$5,370,818		$1,431,483
Liabilities and net assets
Payable for:
Securities purchased	0		11,626		2,362
Fund shares redeemed	16,961		1,606		357
Options written, at value	36,088	(d)	16,700	(d)	0
Investment advisory fee	2,123		749		221
Other shareholder servicing fees	986		299		52
Transfer and dividend disbursing agent fees	216		114		58
Trustee fees	2		3		4
Deferred trustee compensation	1,505		640		381
Other	2,806		503		808
Total liabilities	60,687		32,240		4,243
Net assets applicable to Fund shares outstanding	$17,995,059		$5,338,578		$1,427,240
Analysis of net assets
Paid in capital	$9,721,655		$2,916,687		$892,531
Distributable earnings	8,273,404		2,421,891		534,709
Net assets applicable to Fund shares outstanding	$17,995,059		$5,338,578		$1,427,240
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$116.04		$60.35		$32.78
Investor Class—Net assets	$8,545,221		$1,794,296		$734,334
Investor Class—Shares outstanding (Unlimited shares authorized)	73,638		29,732		22,403
Net asset value, offering and redemption price per share: Advisor Class	$116.07		$60.24		$32.77
Advisor Class—Net assets	$3,144,201		$2,559,409		$205,787
Advisor Class—Shares outstanding (Unlimited shares authorized)	27,090		42,484		6,280
Net asset value, offering and redemption price per share: Institutional Class	$116.07		$60.29		$32.77
Institutional Class—Net assets	$4,890,944		$644,836		$399,164
Institutional Class—Shares outstanding (Unlimited shares authorized)	42,138		10,695		12,182
Net asset value, offering and redemption price per share: R6 Class	$116.10		$60.29		$32.76
R6 Class—Net assets	1,414,693		340,037		87,955
R6 Class—Shares outstanding (Unlimited shares authorized)	12,185		5,640		2,685
(a) Identified cost of investments in unaffiliated securities.	$11,403,798		$3,397,449		$1,010,620
(b) Identified cost of foreign currency.	$0		$0		$0	(c)
(c) Amount rounds to less than $1,000.
(d) Written options premiums received of $54,383 and $29,260 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2022 (Unaudited) (continued)

(in thousands except per share amounts)

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,572,112		$23,352,937	$1,432,826
Investments in affiliated securities, at value (b)	0		1,425,775	0
Foreign currency, at value (c)	0	(d)	25,944	0	(d)
Receivable for:
Securities sold	10,925		48,748	3,694
Fund shares sold	395		34,727	993
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	434		43,278	7,180
Forward foreign currency contracts	55		949	62
Tax reclaim from unaffiliated securities	2,754		27,308	3,965
Total receivables	14,563		155,010	15,894
Other assets	8		139	8
Total assets	$1,586,683		$24,959,805	$1,448,728
Liabilities and net assets
Payable for:
Securities purchased	73,791		38,175	2,391
Fund shares redeemed	375		34,293	516
Investment advisory fee	226		3,485	274
Other shareholder servicing fees	120		622	44
Transfer and dividend disbursing agent fees	23		123	23
Trustee fees	3		9	3
Deferred trustee compensation	298		2,256	362
Other	228		15,507	293
Total liabilities	75,064		94,470	3,906
Net assets applicable to Fund shares outstanding	$1,511,619		$24,865,335	$1,444,822
Analysis of net assets
Paid in capital	$1,126,891		$26,774,530	$1,451,213
Distributable Earnings	384,728		(1,909,195)	(6,391)
Net assets applicable to Fund shares outstanding	$1,511,619		$24,865,335	$1,444,822
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$21.13		$25.65	$17.56
Investor Class—Net assets	$516,109		$7,568,386	$443,493
Investor Class—Shares outstanding (Unlimited shares authorized)	24,422		295,030	25,261
Net asset value, offering and redemption price per share: Advisor Class	$21.11		$25.63	$17.57
Advisor Class—Net assets	$221,846		$3,105,575	$171,181
Advisor Class—Shares outstanding (Unlimited shares authorized)	10,507		121,186	9,743
Net asset value, offering and redemption price per share: Institutional Class	$21.12		$25.63	$17.52
Institutional Class—Net assets	$657,384		$10,721,361	$461,798
Institutional Class—Shares outstanding (Unlimited shares authorized)	31,133		418,333	26,360
Net asset value, offering and redemption price per share: R6 Class	$21.12		$25.64	$17.52
R6 Class—Net assets	116,280		3,470,013	368,350
R6 Class—Shares outstanding (Unlimited shares authorized)	5,505		135,337	21,029
(a) Identified cost of investments in unaffiliated securities.	$1,264,381		$23,004,590	$1,440,068
(b) Identified cost of investments in affiliated securities.	0		2,252,290	0
(c) Identified cost of foreign currency.	$0	(d)	$26,144	$0	(d)
(d) Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2022 (Unaudited) (continued)

(in thousands except per share amounts)

	Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$7,382,738		$86,385
Cash	4,389		0
Foreign currency, at value (b)	0	(c)	0
Receivable for:
Securities sold	25,049		2,801
Fund shares sold	5,309		0
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	24,394		503
Forward foreign currency contracts	0		0
Tax reclaim from unaffiliated securities	1,836		0
Total receivables	56,588		3,304
Other assets	40		1
Total assets	$7,443,755		$89,690
Liabilities and net assets
Payable for:
Securities purchased	80		1,387
Fund shares redeemed	2,759		0
Investment advisory fee	759		(5)
Other shareholder servicing fees	700		0
Transfer and dividend disbursing agent fees	153		1
Trustee fees	6		2
Deferred trustee compensation	1,464		45
Other	2,027		66
Total liabilities	7,948		1,496
Net assets applicable to Fund shares outstanding	$7,435,807		$88,194
Analysis of net assets
Paid in capital	$4,824,468		$93,331
Distributable Earnings	2,611,339		(5,137)
Net assets applicable to Fund shares outstanding	$7,435,807		$88,194
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$33.00		$9.52	(d)(e)
Investor Class—Net assets	$5,346,475		$655
Investor Class—Shares outstanding (Unlimited shares authorized)	162,035		69
Net asset value, offering and redemption price per share: Advisor Class	$32.98		$9.53	(e)
Advisor Class—Net assets	$873,410		$1,598
Advisor Class—Shares outstanding (Unlimited shares authorized)	26,481		168
Net asset value, offering and redemption price per share: Institutional Class	$32.98		$9.53	(e)
Institutional Class—Net assets	$1,124,529		$3,064
Institutional Class—Shares outstanding (Unlimited shares authorized)	34,096		322
Net asset value, offering and redemption price per share: R6 Class	$32.99		$9.53
R6 Class—Net assets	91,393		82,877
R6 Class—Shares outstanding (Unlimited shares authorized)	2,770		8,699
(a) Identified cost of investments in unaffiliated securities.	$5,489,280		$90,924
(b) Identified cost of foreign currency.	0	(c)	0
(c) Amount rounds to less than $1,000.
(d) Commenced on 1/28/2022.
(e) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2022.

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Operations—March 31, 2022 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$145,032	$31,027	$5,509
Interest income from unaffiliated securities	260	68	78
Non-cash dividends from unaffiliated securities	0	0	8,319
Foreign taxes withheld	0	0	(168)
Total investment income	145,292	31,095	13,738
Expenses:
Investment advisory fee	56,263	20,179	6,271
Transfer and dividend disbursing agent fees	439	224	106
Other shareholder servicing fees—Investor Class	2,714	487	199
Other shareholder servicing fees—Advisor Class	711	1,434	49
Other shareholder servicing fees—Service Class	27	12	5
Other shareholder servicing fees—Institutional Class	1,132	140	60
Service fee—Investor Class	9,233	1,718	727
Service fee—Service Class	31	13	6
Reports to shareholders	290	128	20
Custody and accounting fees	246	128	137
Registration and blue sky expenses	169	87	66
Trustees fees	187	102	74
Legal fees	146	76	54
Audit and tax services fees	24	21	27
Other	240	119	78
Total expenses	71,852	24,868	7,879
Advisory fee waiver	(1,797)	(553)	(154)
Net expenses	70,055	24,315	7,725
Net investment income	75,237	6,780	6,013
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(17,384)	(14,696)	129,918	(a)
Unaffiliated in-kind transactions	1,741,937	483,404	0
Forward foreign currency contracts	0	0	605
Foreign currency transactions	0	0	72
Purchased options	275	(3,580)	0
Written options	24,012	6,662	0
Net realized gain	1,748,840	471,790	130,595
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,532,899)	(644,187)	(161,702	)(b)
Forward foreign currency contracts	0	0	(694)
Foreign currency translation	0	0	(54)
Written options	18,295	12,149	0
Net change in unrealized appreciation (depreciation)	(1,514,604)	(632,038)	(162,450)
Net realized and unrealized gain (loss)	234,236	(160,248)	(31,855)
Net increase (decrease) in net assets resulting from operations	$309,473	$(153,468)	$(25,842)

(a)  Net of capital gain withholding taxes of $410 and $3,047 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $536 and $4,647 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—March 31, 2022 (Unaudited) (continued)

(in thousands)

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$4,788	$188,921		$14,390
Interest income from unaffiliated securities	18	1,451		7
Non-cash dividends from affiliated securities	0	3,357		0
Non-cash dividends from unaffiliated securities	12,544	140,159		0
Other income	0	(145)		0
Foreign taxes withheld	(252)	(23,277)		(1,463)
Total investment income	17,098	310,466		12,934
Expenses:
Investment advisory fee	6,616	100,424		8,041
Transfer and dividend disbursing agent fees	39	245		45
Other shareholder servicing fees—Investor Class	174	2,938		157
Other shareholder servicing fees—Advisor Class	106	1,930		88
Other shareholder servicing fees—Service Class	0	55		0
Other shareholder servicing fees—Institutional Class	204	2,584		88
Service fee—Investor Class	540	9,604		544
Service fee—Service Class	0	67		0
Reports to shareholders	23	646		31
Custody and accounting fees	120	1,486		198
Registration and blue sky expenses	57	193		52
Trustees fees	78	260		75
Legal fees	54	199		55
Audit and tax services fees	25	29		24
Other	79	337		79
Total expenses	8,115	120,997		9,477
Advisory fee waiver	(169)	(2,708)		(160)
Net expenses	7,946	118,289		9,317
Net investment income	9,152	192,177		3,617
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	82,951	729,417	(a)	30,476
Affiliated investments	0	(41,649)		0
Forward foreign currency contracts	526	10,755		593
Foreign currency transactions	(51)	(1,420)		(118)
Purchased options	230	0		0
Written options	2,253	0		0
Net realized gain	85,909	697,103		30,951
Net change in unrealized depreciation on:
Unaffiliated investments	(181,166)	(2,869,923	)(b)	(204,962)
Affiliated investments	0	(160,525)		0
Forward foreign currency contracts	(597)	(12,225)		(675)
Foreign currency translation	(10)	(43)		(92)
Net change in unrealized appreciation (depreciation)	(181,773)	(3,042,716)		(205,729)
Net realized and unrealized loss	(95,864)	(2,345,613)		(174,778)
Net increase (decrease) in net assets resulting from operations	$(86,712)	$(2,153,436)		$(171,161)

(a)  Net of capital gain withholding taxes of $410 and $3,047 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

(b)  Includes net change in capital gain withholding taxes of $536 and $4,647 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Operations—March 31, 2022 (Unaudited) (continued)

(in thousands)

	Oakmark Equity and Income Fund	Oakmark Bond Fund
Investment Income:
Dividends from unaffiliated securities	$34,698	$53
Interest income from unaffiliated securities	34,423	1,130
Total investment income	69,121	1,183
Expenses:
Investment advisory fee	21,238	185
Transfer and dividend disbursing agent fees	286	1
Other shareholder servicing fees—Investor Class	1,881	0 (a)
Other shareholder servicing fees—Advisor Class	134	0 (a)
Other shareholder servicing fees—Service Class	69	0
Other shareholder servicing fees—Institutional Class	191	0
Service fee—Investor Class	5,975	0 (a)
Service fee—Service Class	80	0
Reports to shareholders	86	0 (a)
Custody and accounting fees	178	47
Registration and blue sky expenses	72	42
Trustees fees	103	69
Legal fees	89	45
Audit and tax services fees	22	20
Other	149	36
Total expenses	30,553	445
Advisory fee waiver / Expense reimbursement from Advisor	(777)	(234)
Net expenses	29,776	211
Net investment income	39,345	972
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	93,549	(613)
Unaffiliated in-kind transactions	605,754	0
Net realized gain (loss)	699,303	(613)
Net change in unrealized depreciation on:
Unaffiliated investments	(738,174)	(5,430)
Net change in unrealized appreciation (depreciation)	(738,174)	(5,430)
Net realized and unrealized loss	(38,871)	(6,043)
Net increase (decrease) in net assets resulting from operations	$474	$(5,071)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$75,237	$79,732
Net realized gain (loss)	1,748,840	2,028,398
Net change in unrealized appreciation (depreciation)	(1,514,604)	4,345,862
Net increase in net assets from operations	309,473	6,453,992
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(129,975)	(11,993)
Distributions to shareholders—Advisor Class	(45,944)	(10,727)
Distributions to shareholders—Institutional Class	(82,975)	(7,585)
Distributions to shareholders—Service Class	(820)	0
Distributions to shareholders—R6 Class	(20,063)	0
Total distributions to shareholders	(279,777)	(30,305)
From Fund share transactions:
Proceeds from shares sold—Investor Class	982,943	1,081,638
Proceeds from shares sold—Investor Class converted from Service Class (a)	62,110	0
Proceeds from shares sold—Advisor Class	785,921	1,361,365
Proceeds from shares sold—Institutional Class	1,129,598	3,880,650
Proceeds from shares sold—Service Class	2,408	7,162
Proceeds from shares sold—Class R6	3,140,191	3,232,987
Reinvestment of distributions—Investor Class	122,219	11,275
Reinvestment of distributions—Advisor Class	43,233	9,621
Reinvestment of distributions—Institutional Class	70,864	7,201
Reinvestment of distributions—Service Class	711	0
Reinvestment of distributions—Class R6	19,842	0
Payment for shares redeemed—Investor Class	(1,154,460)	(2,113,893)
Payment for shares redeemed—Advisor Class	(511,979)	(3,655,588)
Payment for shares redeemed—Institutional Class	(826,422)	(2,218,379)
Payment for shares redeemed—Service Class	(4,878)	(26,149)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(62,110)	0
Payment for shares redeemed—Class R6	(2,806,407)	(2,346,348)
Net increase (decrease) in net assets from Fund share transactions	993,784	(768,458)
Total increase in net assets	1,023,480	5,655,229
Net assets:
Beginning of period	16,971,579	11,316,350
End of period	$17,995,059	$16,971,579

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	8,280	10,358
Shares sold—shares converted from Service Class (a)	536	0
Shares issued in reinvestment of dividends	1,041	127
Less shares redeemed	(9,711)	(21,673)
Net increase (decrease) in shares outstanding	146	(11,188)
Fund share transactions—Advisor Class:
Shares sold	6,539	13,142
Shares issued in reinvestment of dividends	369	108
Less shares redeemed	(4,241)	(33,820)
Net increase (decrease) in shares outstanding	2,667	(20,570)
Fund share transactions—Institutional Class:
Shares sold	9,457	37,553
Shares issued in reinvestment of dividends	604	81
Less shares redeemed	(6,991)	(23,866)
Net increase in shares outstanding	3,070	13,768
Fund share transactions—Service Class:
Shares sold	20	73
Shares issued in reinvestment of dividends	6	0
Less shares redeemed	(40)	(263)
Less shares redeemed—shares converted Investor Class (a)	(538)	0
Net decrease in shares outstanding	(552)	(190)
Fund share transactions—R6 Class:
Shares sold	26,387	31,170
Shares issued in reinvestment of dividends	169	0
Less shares redeemed	(23,717)	(21,824)
Net increase in shares outstanding	2,839	9,346

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$6,780	$1,252
Net realized gain (loss)	471,790	634,107
Net change in unrealized appreciation (depreciation)	(632,038)	1,478,101
Net increase (decrease) in net assets from operations	(153,468)	2,113,460
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(5,682)	0
Distributions to shareholders—Advisor Class	(10,556)	(4,450)
Distributions to shareholders—Institutional Class	(3,374)	(1,826)
Distributions to shareholders—Service Class	(53)	(38)
Distributions to shareholders—R6 Class	(1,737)	0
Total distributions to shareholders	(21,402)	(6,314)
From Fund share transactions:
Proceeds from shares sold—Investor Class	66,540	120,191
Proceeds from shares sold—Investor Class converted from Service Class (a)	21,426	0
Proceeds from shares sold—Advisor Class	364,527	495,225
Proceeds from shares sold—Institutional Class	90,568	335,564
Proceeds from shares sold—Service Class	664	20,598
Proceeds from shares sold—Class R6	800,095	960,405
Reinvestment of distributions—Investor Class	5,478	0
Reinvestment of distributions—Advisor Class	10,344	4,233
Reinvestment of distributions—Institutional Class	2,930	1,706
Reinvestment of distributions—Service Class	53	38
Reinvestment of distributions—Class R6	1,735	0
Payment for shares redeemed—Investor Class	(220,190)	(385,428)
Payment for shares redeemed—Advisor Class	(184,708)	(400,177)
Payment for shares redeemed—Institutional Class	(64,500)	(531,622)
Payment for shares redeemed—Service Class	(5,019)	(7,728)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(21,426)	0
Payment for shares redeemed—Class R6	(780,072)	(694,242)
Net increase (decrease) in net assets from Fund share transactions	88,445	(81,237)
Total increase (decrease) in net assets	(86,425)	2,025,909
Net assets:
Beginning of period	5,425,003	3,399,094
End of period	$5,338,578	$5,425,003

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	1,046	2,116
Shares sold—shares converted from Service Class (a)	344	0
Shares issued in reinvestment of dividends	87	0
Less shares redeemed	(3,465)	(7,523)
Net decrease in shares outstanding	(1,988)	(5,407)
Fund share transactions—Advisor Class:
Shares sold	5,782	9,093
Shares issued in reinvestment of dividends	164	88
Less shares redeemed	(2,913)	(7,532)
Net increase in shares outstanding	3,033	1,649
Fund share transactions—Institutional Class:
Shares sold	1,419	7,237
Shares issued in reinvestment of dividends	47	36
Less shares redeemed	(1,023)	(11,496)
Net increase (decrease) in shares outstanding	443	(4,223)
Fund share transactions—Service Class:
Shares sold	10	504
Shares issued in reinvestment of dividends	1	1
Less shares redeemed	(81)	(154)
Less shares redeemed—shares converted Investor Class (a)	(349)	0
Net increase (decrease) in shares outstanding	(419)	351
Fund share transactions—R6 Class:
Shares sold	12,763	17,641
Shares issued in reinvestment of dividends	28	0
Less shares redeemed	(12,469)	(12,323)
Net increase in shares outstanding	322	5,318

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$6,013	$6,517
Net realized gain (loss)	130,595	143,096
Net change in unrealized appreciation (depreciation)	(162,450)	397,180
Net increase (decrease) in net assets from operations	(25,842)	546,793
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(69,039)	(1,297)
Distributions to shareholders—Advisor Class	(18,838)	(778)
Distributions to shareholders—Institutional Class	(38,791)	(1,351)
Distributions to shareholders—Service Class	(999)	0
Distributions to shareholders—R6 Class	(8,204)	0
Total distributions to shareholders	(135,871)	(3,426)
From Fund share transactions:
Proceeds from shares sold—Investor Class	28,823	83,443
Proceeds from shares sold—Investor Class converted from Service Class (a)	11,221	0
Proceeds from shares sold—Advisor Class	20,762	54,219
Proceeds from shares sold—Institutional Class	37,414	130,315
Proceeds from shares sold—Service Class	491	2,325
Proceeds from shares sold—Class R6	574	88,736
Reinvestment of distributions—Investor Class	67,452	1,268
Reinvestment of distributions—Advisor Class	17,655	704
Reinvestment of distributions—Institutional Class	37,386	1,336
Reinvestment of distributions—Service Class	839	0
Reinvestment of distributions—Class R6	8,130	0
Payment for shares redeemed—Investor Class	(93,400)	(220,213)
Payment for shares redeemed—Advisor Class	(24,728)	(151,870)
Payment for shares redeemed—Institutional Class	(61,299)	(146,167)
Payment for shares redeemed—Service Class	(420)	(2,984)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(11,221)	0
Payment for shares redeemed—Class R6	(3,010)	(8,056)
Net increase (decrease) in net assets from Fund share transactions	36,669	(166,944)
Total increase (decrease) in net assets	(125,044)	376,423
Net assets:
Beginning of period	1,552,284	1,175,861
End of period	$1,427,240	$1,552,284

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	834	2,384
Shares sold—shares converted from Service Class (a)	334	0
Shares issued in reinvestment of dividends	1,980	41
Less shares redeemed	(2,705)	(6,558)
Net increase (decrease) in shares outstanding	443	(4,133)
Fund share transactions—Advisor Class:
Shares sold	597	1,597
Shares issued in reinvestment of dividends	519	23
Less shares redeemed	(705)	(4,198)
Net increase (decrease) in shares outstanding	411	(2,578)
Fund share transactions—Institutional Class:
Shares sold	1,060	3,517
Shares issued in reinvestment of dividends	1,098	43
Less shares redeemed	(1,796)	(4,404)
Net increase (decrease) in shares outstanding	362	(844)
Fund share transactions—Service Class:
Shares sold	14	67
Shares issued in reinvestment of dividends	26	0
Less shares redeemed	(12)	(96)
Less shares redeemed—shares converted Investor Class (a)	(346)	0
Net decrease in shares outstanding	(318)	(29)
Fund share transactions—R6 Class:
Shares sold	16	2,735
Shares issued in reinvestment of dividends	239	0
Less shares redeemed	(83)	(222)
Net increase in shares outstanding	172	2,513

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$9,152	$6,541
Net realized gain (loss)	85,909	177,761
Net change in unrealized appreciation (depreciation)	(181,773)	368,068
Net increase (decrease) in net assets from operations	(86,712)	552,370
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(51,810)	0
Distributions to shareholders—Advisor Class	(21,418)	(530)
Distributions to shareholders—Institutional Class	(72,901)	(825)
Distributions to shareholders—R6 Class	(11,585)	0
Total distributions to shareholders	(157,714)	(1,355)
From Fund share transactions:
Proceeds from shares sold—Investor Class	35,794	76,233
Proceeds from shares sold—Advisor Class	29,715	121,079
Proceeds from shares sold—Institutional Class	107,025	467,094
Proceeds from shares sold—Class R6	5,617	147,923
Reinvestment of distributions—Investor Class	50,153	0
Reinvestment of distributions—Advisor Class	20,925	469
Reinvestment of distributions—Institutional Class	62,435	741
Reinvestment of distributions—Class R6	11,504	0
Payment for shares redeemed—Investor Class	(65,759)	(189,439)
Payment for shares redeemed—Advisor Class	(54,067)	(430,685)
Payment for shares redeemed—Institutional Class	(159,303)	(274,986)
Payment for shares redeemed—Class R6	(7,296)	(40,841)
Net increase (decrease) in net assets from Fund share transactions	36,743	(122,412)
Total increase (decrease) in net assets	(207,683)	428,603
Net assets:
Beginning of period	1,719,302	1,290,699
End of period	$1,511,619	$1,719,302

See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	1,533	3,267
Shares issued in reinvestment of dividends	2,247	0
Less shares redeemed	(2,870)	(8,445)
Net increase (decrease) in shares outstanding	910	(5,178)
Fund share transactions—Advisor Class:
Shares sold	1,297	5,200
Shares issued in reinvestment of dividends	939	23
Less shares redeemed	(2,267)	(17,996)
Net decrease in shares outstanding	(31)	(12,773)
Fund share transactions—Institutional Class:
Shares sold	4,654	19,016
Shares issued in reinvestment of dividends	2,801	36
Less shares redeemed	(7,500)	(12,446)
Net increase (decrease) in shares outstanding	(45)	6,606
Fund share transactions—R6 Class:
Shares sold	247	6,732
Shares issued in reinvestment of dividends	516	0
Less shares redeemed	(330)	(1,660)
Net increase in shares outstanding	433	5,072

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$192,177	$315,380
Net realized gain (loss)	697,103	746,591
Net change in unrealized appreciation (depreciation)	(3,042,716)	7,603,780
Net increase (decrease) in net assets from operations	(2,153,436)	8,665,751
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(104,445)	(31,246)
Distributions to shareholders—Advisor Class	(45,714)	(37,862)
Distributions to shareholders—Institutional Class	(177,875)	(48,820)
Distributions to shareholders—Service Class	(1,306)	(110)
Distributions to shareholders—R6 Class	(51,583)	0
Total distributions to shareholders	(380,923)	(118,038)
From Fund share transactions:
Proceeds from shares sold—Investor Class	691,265	1,523,448
Proceeds from shares sold—Investor Class converted from Service Class (a)	132,197	0
Proceeds from shares sold—Advisor Class	493,492	1,903,742
Proceeds from shares sold—Institutional Class	1,855,983	8,102,302
Proceeds from shares sold—Service Class	8,998	33,300
Proceeds from shares sold—Class R6	1,143,913	3,462,881
Reinvestment of distributions—Investor Class	100,150	29,913
Reinvestment of distributions—Advisor Class	44,817	21,958
Reinvestment of distributions—Institutional Class	104,275	42,668
Reinvestment of distributions—Service Class	713	53
Reinvestment of distributions—Class R6	51,009	0
Payment for shares redeemed—Investor Class	(1,353,565)	(3,870,003)
Payment for shares redeemed—Advisor Class	(435,496)	(7,548,317)
Payment for shares redeemed—Institutional Class	(1,861,292)	(6,404,347)
Payment for shares redeemed—Service Class	(12,578)	(143,916)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(132,197)	0
Payment for shares redeemed—Class R6	(391,532)	(401,906)
Net increase (decrease) in net assets from Fund share transactions	440,152	(3,248,224)
Total increase (decrease) in net assets	(2,094,207)	5,299,489
Net assets:
Beginning of period	26,959,542	21,660,053
End of period	$24,865,335	$26,959,542

See accompanying Notes to Financial Statements.

Oakmark.com 69

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	25,047	55,752
Shares sold—shares converted from Service Class (a)	4,905	0
Shares issued in reinvestment of dividends	3,677	1,174
Less shares redeemed	(49,435)	(145,872)
Net decrease in shares outstanding	(15,806)	(88,946)
Fund share transactions—Advisor Class:
Shares sold	17,623	69,568
Shares issued in reinvestment of dividends	1,648	864
Less shares redeemed	(15,882)	(268,475)
Net increase (decrease) in shares outstanding	3,389	(198,043)
Fund share transactions—Institutional Class:
Shares sold	66,830	282,388
Shares issued in reinvestment of dividends	3,835	1,677
Less shares redeemed	(69,110)	(230,444)
Net increase in shares outstanding	1,555	53,621
Fund share transactions—Service Class:
Shares sold	313	1,237
Shares issued in reinvestment of dividends	26	2
Less shares redeemed	(438)	(5,457)
Less shares redeemed—shares converted Investor Class (a)	(4,857)	0
Net decrease in shares outstanding	(4,956)	(4,218)
Fund share transactions—R6 Class:
Shares sold	41,728	120,129
Shares issued in reinvestment of dividends	1,875	0
Less shares redeemed	(14,567)	(13,828)
Net increase in shares outstanding	29,036	106,301

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

70 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$3,617	$20,341
Net realized gain (loss)	30,951	205,165
Net change in unrealized appreciation (depreciation)	(205,729)	323,896
Net increase (decrease) in net assets from operations	(171,161)	549,402
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(8,861)	(9,119)
Distributions to shareholders—Advisor Class	(3,257)	(3,675)
Distributions to shareholders—Institutional Class	(9,896)	(15,216)
Distributions to shareholders—Service Class	(12)	(13)
Distributions to shareholders—R6 Class	(6,974)	0
Total distributions to shareholders	(29,000)	(28,023)
From Fund share transactions:
Proceeds from shares sold—Investor Class	32,511	128,773
Proceeds from shares sold—Investor Class converted from Service Class (a)	787	0
Proceeds from shares sold—Advisor Class	24,566	63,393
Proceeds from shares sold—Institutional Class	47,898	151,931
Proceeds from shares sold—Service Class	28	123
Proceeds from shares sold—Class R6	75,628	371,148
Reinvestment of distributions—Investor Class	8,647	8,902
Reinvestment of distributions—Advisor Class	3,198	3,299
Reinvestment of distributions—Institutional Class	6,902	8,177
Reinvestment of distributions—Service Class	7	7
Reinvestment of distributions—Class R6	2,222	0
Payment for shares redeemed—Investor Class	(97,045)	(143,753)
Payment for shares redeemed—Advisor Class	(23,140)	(102,250)
Payment for shares redeemed—Institutional Class	(54,588)	(519,412)
Payment for shares redeemed—Service Class	(13)	(442)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(787)	0
Payment for shares redeemed—Class R6	(26,605)	(6,074)
Net increase (decrease) in net assets from Fund share transactions	216	(36,178)
Total increase (decrease) in net assets	(199,945)	485,201
Net assets:
Beginning of period	1,644,767	1,159,566
End of period	$1,444,822	$1,644,767
See accompanying Notes to Financial Statements.

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Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	1,677	7,055
Shares sold—shares converted from Service Class (a)	42	0
Shares issued in reinvestment of dividends	454	539
Less shares redeemed	(5,022)	(7,927)
Net decrease in shares outstanding	(2,849)	(333)
Fund share transactions—Advisor Class:
Shares sold	1,265	3,308
Shares issued in reinvestment of dividends	168	200
Less shares redeemed	(1,176)	(5,396)
Net increase (decrease) in shares outstanding	257	(1,888)
Fund share transactions—Institutional Class:
Shares sold	2,473	8,098
Shares issued in reinvestment of dividends	363	497
Less shares redeemed	(2,938)	(27,112)
Net decrease in shares outstanding	(102)	(18,517)
Fund share transactions—Service Class:
Shares sold	2	7
Less shares redeemed	(1)	(28)
Less shares redeemed—shares converted Investor Class (a)	(42)	0
Net decrease in shares outstanding	(41)	(21)
Fund share transactions—R6 Class:
Shares sold	3,906	18,757
Shares issued in reinvestment of dividends	117	0
Less shares redeemed	(1,459)	(292)
Net increase in shares outstanding	2,564	18,465

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

72 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$39,345	$80,971
Net realized gain (loss)	699,303	1,730,949
Net change in unrealized appreciation (depreciation)	(738,174)	586,546
Net increase in net assets from operations	474	2,398,466
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(442,431)	(235,119)
Distributions to shareholders—Advisor Class	(70,199)	(43,545)
Distributions to shareholders—Institutional Class	(95,112)	(38,067)
Distributions to shareholders—Service Class	(12,652)	(6,284)
Distributions to shareholders—R6 Class	(7,171)	0
Total distributions to shareholders	(627,565)	(323,015)
From Fund share transactions:
Proceeds from shares sold—Investor Class	163,094	320,759
Proceeds from shares sold—Investor Class converted from Service Class (a)	158,931	0
Proceeds from shares sold—Advisor Class	93,693	162,480
Proceeds from shares sold—Institutional Class	129,788	1,256,141
Proceeds from shares sold—Service Class	7,082	23,414
Proceeds from shares sold—Class R6	880,516	826,248
Reinvestment of distributions—Investor Class	422,736	223,724
Reinvestment of distributions—Advisor Class	65,810	37,649
Reinvestment of distributions—Institutional Class	84,504	35,843
Reinvestment of distributions—Service Class	11,875	5,684
Reinvestment of distributions—Class R6	6,936	0
Payment for shares redeemed—Investor Class	(534,774)	(1,959,894)
Payment for shares redeemed—Advisor Class	(81,793)	(560,926)
Payment for shares redeemed—Institutional Class	(131,244)	(1,224,314)
Payment for shares redeemed—Service Class	(10,055)	(88,419)
Payment for shares redeemed—Service Class converted to Investor Class (a)	(158,931)	0
Payment for shares redeemed—Class R6	(887,107)	(754,844)
Net increase (decrease) in net assets from Fund share transactions	221,061	(1,696,455)
Total increase (decrease) in net assets	(406,030)	378,996
Net assets:
Beginning of period	7,841,837	7,462,841
End of period	$7,435,807	$7,841,837

See accompanying Notes to Financial Statements.

Oakmark.com 73

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	4,704	9,494
Shares sold—shares converted from Service Class (a)	4,740	0
Shares issued in reinvestment of dividends	12,514	7,381
Less shares redeemed	(15,378)	(61,162)
Net increase (decrease) in shares outstanding	6,580	(44,287)
Fund share transactions—Advisor Class:
Shares sold	2,738	4,816
Shares issued in reinvestment of dividends	1,950	1,243
Less shares redeemed	(2,341)	(16,526)
Net increase (decrease) in shares outstanding	2,347	(10,467)
Fund share transactions—Institutional Class:
Shares sold	3,741	39,287
Shares issued in reinvestment of dividends	2,504	1,184
Less shares redeemed	(3,781)	(39,515)
Net increase in shares outstanding	2,464	956
Fund share transactions—Service Class:
Shares sold	194	695
Shares issued in reinvestment of dividends	353	188
Less shares redeemed	(277)	(2,773)
Less shares redeemed—shares converted Investor Class (a)	(4,761)	0
Net decrease in shares outstanding	(4,491)	(1,890)
Fund share transactions—R6 Class:
Shares sold	25,662	23,588
Shares issued in reinvestment of dividends	206	0
Less shares redeemed	(25,522)	(21,164)
Net increase in shares outstanding	346	2,424

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

74 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
From Operations:
Net investment income	$972	$1,543
Net realized gain (loss)	(613)	1,964
Net change in unrealized appreciation (depreciation)	(5,430)	(127)
Net increase (decrease) in net assets from operations	(5,071)	3,380
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(2)	0
Distributions to shareholders—Advisor Class	(51)	(25)
Distributions to shareholders—Institutional Class	(90)	(630)
Distributions to shareholders—R6 Class	(2,612)	(1,242)
Total distributions to shareholders	(2,755)	(1,897)
From Fund share transactions:
Proceeds from shares sold—Investor Class	676	0
Proceeds from shares sold—Advisor Class	26	1,941
Proceeds from shares sold—Institutional Class	301	4,425
Proceeds from shares sold—Class R6	7,154	89,884
Reinvestment of distributions—Investor Class	2	0
Reinvestment of distributions—Advisor Class	51	25
Reinvestment of distributions—Institutional Class	90	630
Reinvestment of distributions—Class R6	1,867	1,209
Payment for shares redeemed—Advisor Class	(713)	(216)
Payment for shares redeemed—Institutional Class	(318)	(81,978)
Payment for shares redeemed—Class R6	(10,010)	(108)
Net increase (decrease) in net assets from Fund share transactions	(874)	15,812
Total increase (decrease) in net assets	(8,700)	17,295
Net assets:
Beginning of period	96,894	79,599
End of period	$88,194	$96,894

See accompanying Notes to Financial Statements.

Oakmark.com 75

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund (continued)
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Fund share transactions—Investor Class:
Shares sold	69	0
Shares issued in reinvestment of dividends	0	0
Less shares redeemed	0	0
Net increase in shares outstanding	69	0
Fund share transactions—Advisor Class:
Shares sold	3	189
Shares issued in reinvestment of dividends	5	2
Less shares redeemed	(70)	(21)
Net increase (decrease) in shares outstanding	(62)	170
Fund share transactions—Institutional Class:
Shares sold	30	429
Shares issued in reinvestment of dividends	9	61
Less shares redeemed	(31)	(7,942)
Net increase (decrease) in shares outstanding	8	(7,452)
Fund share transactions—R6 Class:
Shares sold	723	8,708
Shares issued in reinvestment of dividends	186	117
Less shares redeemed	(1,025)	(10)
Net increase (decrease) in shares outstanding	(116)	8,815

See accompanying Notes to Financial Statements.

76 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  ORGANIZATION

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income"), and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and R6 Class Shares. Shares of each Class are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Investor Class Shares are also offered to certain retirement plans, such as 401(k) and profit sharing plans. Investor Class Shares of a Fund each pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

On July 28, 2021, the Board of Trustees of Harris Associates Investment Trust approved the combination of the Investor Class and Service Class Shares and the conversion of the Funds' Service Class Shares to Investor Class Shares (the "Combination"). The class attributes of each Fund's Service Class and Investor Class were substantially similar. As a result of the Combination, the existing Service Class Shares were terminated, and those Shares of the Funds held by each shareholder were converted to Investor Class Shares of the same Fund, in each case with lower net total expenses. The Combination became effective on the close of business on December 17, 2021 and was not a taxable transaction for any Fund or its shareholders.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

Security valuation

The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is

Oakmark.com 77

Oakmark Funds

Notes to Financial Statements (continued)

not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange ("FLEX") options on a given day, each FLEX option purchased or written may be valued using the Option Valuation ("OVME") function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2022, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$16,818,658	$0	$0
Short-Term Investments	0	1,148,716	0
Call Options Written	(16,541)	0	0
Put Options Written	(19,547)	0	0
Total	$16,782,570	$1,148,716	$0
Select
Common Stocks	$4,927,571	$0	$0
Short-Term Investments	0	437,120	0
Call Options Written	(11,460)	0	0
Put Options Written	(5,240)	0	0
Total	$4,910,871	$437,120	$0

78 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global
Common Stocks	$756,011	$628,527	$0
Preferred Stocks	0	9,451	0
Short-Term Investments	0	30,011	0
Forward Foreign Currency Contracts - Assets	0	59	0
Forward Foreign Currency Contracts - Liabilities	0	(2)	0
Total	$756,011	$668,046	$0
Global Select
Common Stocks	$810,404	$607,339	$0
Preferred Stocks	0	40,431	0
Short-Term Investments	0	113,938	0
Forward Foreign Currency Contracts - Assets	0	58	0
Forward Foreign Currency Contracts - Liabilities	0	(3)	0
Total	$810,404	$761,763	$0
International
Common Stocks	$1,846,440	$21,901,525	$0
Preferred Stocks	0	325,649	0
Short-Term Investments	0	705,098	0
Forward Foreign Currency Contracts - Assets	0	1,010	0
Forward Foreign Currency Contracts - Liabilities	0	(61)	0
Total	$1,846,440	$22,933,221	$0
Int'l Small Cap
Common Stocks	$193,025	$1,206,529	$0
Short-Term Investments	0	33,272	0
Forward Foreign Currency Contracts - Assets	0	62	0
Forward Foreign Currency Contracts - Liabilities	0	0	0
Total	$193,025	$1,239,863	$0
Equity and Income
Common Stocks	$4,336,243	$184,600	$0
Preferred Stocks	6,079	0	0
Corporate Bonds	0	1,638,251	0
Government and Agency Securities	0	571,295	0
Bank Loans	0	64,997	0
Convertible Bonds	0	13,026	0
Short-Term Investments	0	568,247	0
Total	$4,342,322	$3,040,416	$0
Bond
Preferred Stocks	$937	$0	$0
Corporate Bonds	0	45,888	0
Government and Agency Securities	0	27,383	0
Bank Loans	0	4,305	0
Asset Backed Securities	0	3,466	0
Collateralized Mortgage Obligations	0	1,899	0
Convertible Bond	0	533	0
Short-Term Investments	0	1,974	0
Total	$937	$85,448	$0

Oakmark.com 79

Oakmark Funds

Notes to Financial Statements (continued)

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At March 31, 2022, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At March 31, 2022, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2022, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments. For Global, Global Select and Int'l Small Cap, the counterparties are Goldman Sachs and State Street Bank and Trust Company ("State Street"), and for International, the counterparty is State Street. These forward foreign currency contracts are listed in each Fund's Schedule of Investments.

For the period ended March 31, 2022, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$18,680	$20,819
Global Select	18,315	20,545
International	371,436	392,871
Int'l Small Cap	19,569	19,187

80 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At March 31, 2022, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2022, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark, Select and Global Select used purchased options during the period ended March 31, 2022. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in the Fund's Statement of Operations. Purchased options outstanding, if any, are listed on the Fund's Schedule of Investments.

Oakmark, Select and Global Select used options written during the period ended March 31, 2022. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in the Fund's Statement of Operations. Written options outstanding, if any, are listed on each Fund's Schedule of Investments and shown as liabilities on the Fund's Statement of Assets and Liabilities.

For the period ended March 31, 2022, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$23,639	$(114,080)
Select	5,161	(63,741)
Global Select	2,055	(2,438)

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Oakmark Funds

Notes to Financial Statements (continued)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2022.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2022, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2022, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statements of Operations.

At March 31, 2022, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the period ended March 31, 2022.

82 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

3.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Annual fee rates are as follows:

The annual rates of fees as a percentage of each Fund's net assets are as follows:

Fund	Advisory Fees
Oakmark	0.686% up to $250 million;
0.661% on the next $250 million;
0.641% on the next 4.5 billion;
0.626% on the next $10 billion;
0.596% on the next $5 billion;
0.566% on the next $5 billion;
0.536% on the next $10 billion; and
0.516% over $35 billion
Select	0.778% up to $250 million; 0.753% on the next $250 million; 0.733% on the next $3.5 billion; 0.713% on the next $5 billion; 0.653% on the next $2 billion; and 0.628% over $11 billion
Global	0.850% up to $250 million; 0.825% on the next $250 million; 0.805% on the next $4.5 billion; 0.790% on the next $10 billion; and 0.780% over $15 billion
Global Select	0.820% up to $250 million; 0.795% up to $250 million; 0.775% on the next $4.5 billion; 0.760% on the next $10 billion; and 0.750% over $15 billion
Fund	Advisory Fees
International	0.805% up to $250 million;
0.780% on the next $250 million;
0.760% on the next 4.5 billion;
0.745% on the next $10 billion;
0.730% on the next $20 billion;
0.720% on the next $5 billion;
0.710% on the next $5 billion; and
0.700% over $45 billion
Int'l Small Cap	1.040% up to $250 million; 1.015% on the next $250 million; 0.995% on the next $4.5 billion; 0.980% on the next $10 billion; and 0.970% over $15 billion
Equity and Income	0.600% up to $250 million;
0.575% on the next 250 million;
0.555% on the next $4.5 billion;
0.525% on the next $5 billion;
0.495% on the next $3 billion;
0.465% on the next $3.5 billion;
0.435% on the next $10 billion; and
0.405% over $26.5 billion
Bond	0.39% of net assets

The Adviser has contractually agreed, through January 27, 2023, to waive the advisory fee otherwise payable to it by 0.02% with respect to each Fund, except Bond Fund. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statements of Operations.

The Adviser has contractually agreed, through January 27, 2023, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark	1.40%	1.15%	1.10%	0.95%
Select	1.50	1.25	1.20	1.05
Global	1.55	1.30	1.25	1.10
Global Select	1.55	1.30	1.25	1.10
International	1.55	1.30	1.25	1.10
Int'l Small Cap	1.75	1.50	1.45	1.30
Equity and Income	1.25	1.00	0.95	0.80
Bond	0.74	0.54	0.52	0.44

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Oakmark Funds

Notes to Financial Statements (continued)

During the six-month period ended March 31, 2022, Fund Class expenses (in thousands) have been reimbursed as follows@:

Fund	Class	Amount
Bond	Investor	$1
Bond	Advisor	4
Bond	Institutional	7
Bond	R6 Class	223

@  Expenses reimbursed are subject to possible recovery until September 30, 2024.

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of March 31, 2022, the following amounts are subject to recoupment (in thousands).

		Amount & Expiration Date
Fund	Class	09/30/23	09/30/24	Total
Bond	Advisor	$5	$5	$10
Bond	Institutional	422	85	507
Bond	R6	0	339	339

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of one or more approved funds as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of any trustee who is not an "interested person" of the Trust, and any other Trustee that has been approved by the Governance Committee of the Board of Trustees of the Trust to receive compensation from the Trust for his or her service as a Trustee of the Trust, and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

4.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended March 31, 2022, remains subject to examination by taxing authorities.

At March 31, 2022, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$11,436,678	$6,603,313	$(108,706)	$6,494,607
Select	3,394,143	1,971,160	(17,313)	1,953,847
Global	1,012,942	486,187	(75,130)	411,057
Global Select	1,269,076	407,932	(104,896)	303,036
International	25,765,191	3,468,627	(4,455,106)	(986,479)
Int'l Small Cap	1,462,570	145,869	(175,613)	(29,744)
Equity and Income	5,489,280	2,008,235	(114,777)	1,893,458
Bond	90,924	115	(4,654)	(4,539)

84 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

As of March 31, 2022, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

Fund CLCF	Utilized During the Year	Short-Term	Long-Term	Total at Period End
Oakmark	$—	$—	$—	$—
Select	—	15,006	—	15,006
Global	—	—	—	—
Global Select	—	—	—	—
International	529,484	1,093,900	—	1,093,900
Intl Small Cap	110	—	—	—
Equity & Income	—	—	—	—
Bond	—	—	—	—

At March 31, 2022, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$14,236	$5,301	$19,537
Select	31	0	31
Global	4,003	111,672	115,675
Global Select	0	72,168	72,168
International	179,333	0	179,333
Int'l Small Cap	0	22,099	22,099
Equity and Income	15,393	77,956	93,349
Bond	83	0	83

During the six-month period ended March 31, 2022, and the year ended September 30, 2021, the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2022		Year Ended September 30, 2021
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$168,401	$111,376	$30,305	$—
Select	8,006	13,396	6,314	—
Global	15,999	119,872	3,425	—
Global Select	20,529	137,185	1,355	—
International	380,923	0	118,038	—
Int'l Small Cap	20,542	8,458	28,023	—
Equity and Income	81,435	546,130	90,402	232,614
Bond	2,350	405	1,897	—

On March 31, 2022, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, and deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits and redemptions in kind.

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Oakmark Funds

Notes to Financial Statements (continued)

Permanent differences incurred during the six-month period ended March 31, 2022, will result in the following reclassifications among the components of net assets for the year ended September 30, 2022 (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$1,760,765	$(1,760,765)
Select	483,657	(483,657)
Global	8,729	(8,729)
Global Select	9,779	(9,779)
International	6,051	(6,051)
Int'l Small Cap	1,723	(1,723)
Equity and Income	625,996	(625,996)
Bond	—	—

5.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2022, transactions in investment securities (excluding short-term, in-kind transactions and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity and Income	Bond
Purchases	$3,879,799	$986,618	$222,271	$347,326	$5,143,757	$283,098	$1,240,696	$34,039
Proceeds from sales	855,989	239,940	308,895	447,833	4,797,622	295,800	388,305	26,223

During the six-month period ended March 31, 2022, Oakmark, Select, and Equity and Income had in-kind sales transactions (in thousands) of $2,597,832; $766,621; and $879,285, respectively. These amounts are included in the Portfolio Turnover Rate presented in the Financial Highlights.

Purchases at cost (in thousands) of long-term U.S. government securities for the period ended March 31, 2022, were $463,248 and $6,169, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the period ended March 31, 2022 were $124,430 and $16,246, respectively, for Equity and Income and Bond.

During the six-month period ended March 31, 2022, Int'l Small Cap engaged in purchase transactions (in thousands) totaling $1,450, with funds that have a common investment advisor. International engaged in sale transactions (in thousands) totaling $1,450, with funds that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 Act.

6.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2022. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

7.  RUSSIAN INVASION OF UKRAINE

Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken, and the resulting market disruptions cannot be easily predicted.

8.  SUBSEQUENT EVENTS

The continued impact of the coronavirus pandemic ("Covid-19") on the financial results of each Fund will depend on future developments, including the duration and spread of Covid-19 and related advisories and restrictions. Covid-19 has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, global financial market declines, higher default rates, and substantial economic downturn in economies throughout the world. These developments and the impact of Covid-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. The effects of Covid-19 may materially impact the value and performance of each Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives. If the financial markets and/or the overall economy are impacted for an extended period, the future financial results of each Fund may be materially adversely affected.

86 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

9.  RECENT ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)." ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2021-01 clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

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Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
10/01/2021-03/31/22+	$115.48	0.42	(a)	1.88	2.30	(0.62)	(1.12)	(1.74)	0.00
09/30/21	$72.67	0.43	(a)	42.53	42.96	(0.15)	0.00	(0.15)	0.00
09/30/20	$77.89	0.58	(a)	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
09/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
09/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
09/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
Advisor Class
10/01/2021-03/31/22+	$115.58	0.55	(a)	1.90	2.45	(0.84)	(1.12)	(1.96)	0.00
09/30/21	$72.67	0.61	(a)	42.54	43.15	(0.24)	0.00	(0.24)	0.00
09/30/20	$77.88	0.66	(a)	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
09/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
09/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
09/30/17(b)	$71.35	0.66	(a)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
10/01/2021-03/31/22+	$115.64	0.56	(a)	1.89	2.45	(0.90)	(1.12)	(2.02)	0.00
09/30/21	$72.72	0.70	(a)	42.52	43.22	(0.30)	0.00	(0.30)	0.00
09/30/20	$77.95	0.71	(a)	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
09/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
09/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
09/30/17(b)	$71.35	0.67	(a)	10.95	11.62	0.00	0.00	0.00	0.00
Class R6
10/01/2021-03/31/22+	$115.67	0.60	(a)	1.88	2.48	(0.93)	(1.12)	(2.05)	0.00
09/30/21(c)	$88.42	0.52	(a)	26.73	27.25	0.00	0.00	0.00	0.00
Oakmark Select Fund
Investor Class
10/01/2021-03/31/22+	$62.27	0.05	(a)	(1.79)	(1.74)	(0.03)	(0.15)	(0.18)	0.00
09/30/21	$37.98	(0.03	)(a)	24.32	24.29	0.00	0.00	0.00	0.00
09/30/20	$39.20	0.05	(a)	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
09/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
09/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
09/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
Advisor Class
10/01/2021-03/31/22+	$62.21	0.09	(a)	(1.80)	(1.71)	(0.11)	(0.15)	(0.26)	0.00
09/30/21	$37.99	0.03	(a)	24.31	24.34	(0.12)	0.00	(0.12)	0.00
09/30/20	$39.21	0.10	(a)	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
09/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
09/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
09/30/17(b)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
10/01/2021-03/31/22+	$62.29	0.11	(a)	(1.79)	(1.68)	(0.17)	(0.15)	(0.32)	0.00
09/30/21	$38.01	0.09	(a)	24.32	24.41	(0.13)	0.00	(0.13)	0.00
09/30/20	$39.23	0.13	(a)	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
09/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
09/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
09/30/17(b)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
R6 Class
10/01/2021-03/31/22+	$62.29	0.12	(a)	(1.79)	(1.67)	(0.18)	(0.15)	(0.33)	0.00
09/30/21(c)	$47.61	0.08	(a)	14.60	14.68	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 11/30/2016.

(c)  Commenced on 12/15/2020.

88 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Fund
Investor Class
10/01/2021-03/31/22+	$116.04	1.98%	$8,545.2	0.71%†	0.92%†	0.90%†	21%
09/30/21	$115.48	59.18%	$8,486.6	0.43%	0.92%	0.90%	19%
09/30/20	$72.67	1.18%	$6,153.4	0.79%	0.96%	0.92%	35%
09/30/19	$77.89	-5.68%	$9,044.6	1.13%	0.92%	0.88%	51%
09/30/18	$88.99	11.84%	$12,626.2	0.68%	0.89%	0.85%	29%
09/30/17	$82.85	23.79%	$14,200.2	0.91%	0.90%	0.86%	19%
Advisor Class
10/01/2021-03/31/22+	$116.07	2.10%	$3,144.2	0.93%†	0.69%†	0.67%†	21%
09/30/21	$115.58	59.49%	$2,822.8	0.61%	0.73%	0.70%	19%
09/30/20	$72.67	1.30%	$3,269.5	0.90%	0.85%	0.81%	35%
09/30/19	$77.88	-5.59%	$4,786.4	1.23%	0.82%	0.78%	51%
09/30/18	$89.07	11.96%	$5,400.6	0.79%	0.77%	0.73%	29%
09/30/17(b)	$82.97	16.29%	$1,839.8	1.01%†	0.76%†	0.72%†	19%
Institutional Class
10/01/2021-03/31/22+	$116.07	2.10%	$4,890.9	0.95%†	0.69%†	0.67%†	21%
09/30/21	$115.64	59.56%	$4,517.7	0.68%	0.69%	0.66%	19%
09/30/20	$72.72	1.36%	$1,839.7	0.98%	0.79%	0.74%	35%
09/30/19	$77.95	-5.51%	$2,302.3	1.29%	0.75%	0.70%	51%
09/30/18	$89.09	12.01%	$3,330.6	0.83%	0.74%	0.70%	29%
09/30/17(b)	$82.97	16.29%	$2,569.2	1.02%†	0.73%†	0.68%†	19%
Class R6
10/01/2021-03/31/22+	$116.10	2.13%	$1,414.7	1.02%†	0.64%†	0.62%†	21%
09/30/21(c)	$115.67	30.82%	$1,081.0	0.60%†	0.65%†	0.63%†	19%
Oakmark Select Fund
Investor Class
10/01/2021-03/31/22+	$60.35	-2.84%	$1,794.3	0.15%†	1.00%†	0.98%†	19%
09/30/21	$62.27	64.01%	$1,975.3	(0.06%)	1.01%	0.98%	20%
09/30/20	$37.98	-2.45%	$1,410.1	0.14%	1.11%	1.04%	28%
09/30/19	$39.20	-10.34%	$3,154.9	1.14%	1.08%	1.00%	45%
09/30/18	$45.84	-0.08%	$4,376.3	0.20%	1.04%	0.97%	41%
09/30/17	$47.84	22.61%	$4,854.7	0.39%	1.03%	0.96%	22%
Advisor Class
10/01/2021-03/31/22+	$60.24	-2.76%	$2,559.4	0.28%†	0.87%†	0.85%†	19%
09/30/21	$62.21	64.18%	$2,454.2	0.05%	0.89%	0.87%	20%
09/30/20	$37.99	-2.31%	$1,436.2	0.27%	1.00%	0.92%	28%
09/30/19	$39.21	-10.24%	$638.5	1.31%	0.94%	0.86%	45%
09/30/18	$45.90	0.08%	$711.4	0.34%	0.89%	0.82%	41%
09/30/17(b)	$47.90	14.24%	$571.3	0.54%†	0.89%†	0.81%†	22%
Institutional Class
10/01/2021-03/31/22+	$60.29	-2.72%	$644.8	0.35%†	0.80%†	0.78%†	19%
09/30/21	$62.29	64.35%	$638.6	0.18%	0.79%	0.76%	20%
09/30/20	$38.01	-2.27%	$550.2	0.33%	0.93%	0.85%	28%
09/30/19	$39.23	-10.18%	$660.3	1.36%	0.90%	0.82%	45%
09/30/18	$45.91	0.10%	$852.0	0.37%	0.86%	0.79%	41%
09/30/17(b)	$47.91	14.26%	$768.9	0.58%†	0.87%†	0.79%†	22%
R6 Class
10/01/2021-03/31/22+	$60.29	-2.72%	$340.0	0.37%†	0.75%†	0.73%†	19%
09/30/21(c)	$62.29	30.85%	$331.2	0.16%†	0.76%†	0.74%†	20%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 11/30/2016.

(c)  Commenced on 12/15/2020.

Oakmark.com 89

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
10/01/2021-03/31/22+	$36.53	0.12	(a)	(0.66)	(0.54)	(0.34)	(2.87)	(3.21)	0.00
09/30/21	$24.73	0.11	(a)	11.74	11.85	(0.05)	0.00	(0.05)	0.00
09/30/20	$27.52	0.02	(a)	(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
09/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
09/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
09/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
Advisor Class
10/01/2021-03/31/22+	$36.57	0.15	(a)	(0.66)	(0.51)	(0.42)	(2.87)	(3.29)	0.00
09/30/21	$24.74	0.18	(a)	11.74	11.92	(0.09)	0.00	(0.09)	0.00
09/30/20	$27.53	0.07	(a)	(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
09/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
09/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
09/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
10/01/2021-03/31/22+	$36.58	0.16	(a)	(0.66)	(0.50)	(0.44)	(2.87)	(3.31)	0.00
09/30/21	$24.75	0.18	(a)	11.76	11.94	(0.11)	0.00	(0.11)	0.00
09/30/20	$27.54	0.08	(a)	(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
09/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
09/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
09/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
R6 Class
10/01/2021-03/31/22+	$36.58	0.16	(a)	(0.67)	(0.51)	(0.44)	(2.87)	(3.31)	0.00
09/30/21(c)	$31.38	0.23	(a)	4.97	5.20	0.00	0.00	0.00	0.00
Oakmark Global Select Fund
Investor Class
10/01/2021-03/31/22+	$24.45	0.11	(a)	(1.22)	(1.11)	(0.20)	(2.01)	(2.21)	0.00
09/30/21	$16.86	0.06	(a)	7.53	7.59	0.00	0.00	0.00	0.00
09/30/20	$16.81	0.03	(a)	0.24	0.27	(0.22)	0.00	(0.22)	0.00
09/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
09/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
09/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
Advisor Class
10/01/2021-03/31/22+	$24.44	0.12	(a)	(1.20)	(1.08)	(0.24)	(2.01)	(2.25)	0.00
09/30/21	$16.85	0.09	(a)	7.52	7.61	(0.02)	0.00	(0.02)	0.00
09/30/20	$16.80	0.05	(a)	0.24	0.29	(0.24)	0.00	(0.24)	0.00
09/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
09/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
09/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
10/01/2021-03/31/22+	$24.46	0.14	(a)	(1.21)	(1.07)	(0.26)	(2.01)	(2.27)	0.00
09/30/21	$16.86	0.11	(a)	7.53	7.64	(0.04)	0.00	(0.04)	0.00
09/30/20	$16.81	0.06	(a)	0.24	0.30	(0.25)	0.00	(0.25)	0.00
09/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
09/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
09/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
Class R6
10/01/2021-03/31/22+	$24.47	0.14	(a)	(1.21)	(1.07)	(0.27)	(2.01)	(2.28)	0.00
09/30/21(c)	$20.65	0.15	(a)	3.67	3.82	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 11/30/2016.

(c)  Commenced on 12/15/2020.
90 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
10/01/2021-03/31/22+	$32.78	-1.81%	$734.3	0.67%†	1.13%†	1.11%†	15%
09/30/21	$36.53	47.96%	$802.1	0.31%	1.16%	1.13%	40%
09/30/20	$24.73	-6.73%	$645.2	0.10%	1.26%	1.20%	24%
09/30/19	$27.52	-2.48%	$1,077.3	1.82%	1.23%	1.17%	20%
09/30/18	$32.21	1.02%	$1,492.7	0.68%	1.21%	1.15%	25%
09/30/17	$34.32	31.64%	$1,811.8	0.96%	1.21%	1.15%	32%
Advisor Class
10/01/2021-03/31/22+	$32.77	-1.73%	$205.8	0.87%†	0.93%†	0.91%†	15%
09/30/21	$36.57	48.25%	$214.6	0.51%	0.96%	0.93%	40%
09/30/20	$24.74	-6.61%	$209.0	0.26%	1.14%	1.08%	24%
09/30/19	$27.53	-2.35%	$263.0	1.79%	1.10%	1.05%	20%
09/30/18	$32.22	1.10%	$440.2	0.89%	1.12%	1.06%	25%
09/30/17(b)	$34.36	26.23%	$499.9	0.89%†	1.07%†	1.01%†	32%
Institutional Class
10/01/2021-03/31/22+	$32.77	-1.71%	$399.2	0.90%†	0.90%†	0.88%†	15%
09/30/21	$36.58	48.31%	$432.4	0.53%	0.92%	0.89%	40%
09/30/20	$24.75	-6.57%	$313.4	0.33%	1.08%	1.02%	24%
09/30/19	$27.54	-2.30%	$313.8	2.17%	1.06%	1.00%	20%
09/30/18	$32.25	1.18%	$333.5	0.93%	1.04%	0.98%	25%
09/30/17(b)	$34.38	26.30%	$309.6	1.55%†	1.02%†	0.96%†	32%
R6 Class
10/01/2021-03/31/22+	$32.76	-1.72%	$88.0	0.93%†	0.87%†	0.85%†	15%
09/30/21(c)	$36.58	16.57%	$91.9	0.77%†	0.89%†	0.87%†	40%
Oakmark Global Select Fund
Investor Class
10/01/2021-03/31/22+	$21.13	-4.99%	$516.1	0.95%†	1.10%†	1.08%†	22%
09/30/21	$24.45	45.02%	$574.8	0.27%	1.12%	1.09%	49%
09/30/20	$16.86	1.50%	$483.7	0.16%	1.25%	1.19%	33%
09/30/19	$16.81	-4.90%	$798.4	1.88%	1.25%	1.18%	21%
09/30/18	$18.58	-0.86%	$1,404.8	1.15%	1.19%	1.12%	26%
09/30/17	$19.78	26.41%	$2,035.3	1.25%	1.18%	1.12%	39%
Advisor Class
10/01/2021-03/31/22+	$21.11	-4.89%	$221.8	1.05%†	0.93%†	0.91%†	22%
09/30/21	$24.44	45.21%	$257.6	0.43%	0.95%	0.92%	49%
09/30/20	$16.85	1.64%	$392.7	0.29%	1.14%	1.07%	33%
09/30/19	$16.80	-4.85%	$449.0	2.25%	1.14%	1.07%	21%
09/30/18	$18.60	-0.75%	$457.6	1.32%	1.09%	1.02%	26%
09/30/17(b)	$19.81	20.87%	$148.4	1.58%†	1.07%†	1.00%†	39%
Institutional Class
10/01/2021-03/31/22+	$21.12	-4.88%	$657.4	1.18%†	0.89%†	0.87%†	22%
09/30/21	$24.46	45.33%	$762.7	0.46%	0.89%	0.86%	49%
09/30/20	$16.86	1.70%	$414.3	0.36%	1.07%	1.00%	33%
09/30/19	$16.81	-4.79%	$538.8	2.15%	1.07%	1.01%	21%
09/30/18	$18.61	-0.66%	$780.8	1.39%	1.03%	0.96%	26%
09/30/17(b)	$19.81	20.87%	$608.0	1.46%†	1.00%†	0.94%†	39%
Class R6
10/01/2021-03/31/22+	$21.12	-4.85%	$116.3	1.20%†	0.84%†	0.82%†	22%
09/30/21(c)	$24.47	18.50%	$124.1	0.76%†	0.84%†	0.82%†	49%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 11/30/2016.

(c)  Commenced on 12/15/2020.

Oakmark.com 91

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
10/01/2021-03/31/22+	$28.17	0.17	(a)	(2.34)	(2.17)	(0.35)	0.00	(0.35)	0.00
09/30/21	$19.91	0.27	(a)	8.08	8.35	(0.09)	0.00	(0.09)	0.00
09/30/20	$22.88	0.08	(a)	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
09/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
09/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
09/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
Advisor Class
10/01/2021-03/31/22+	$28.15	0.20	(a)	(2.34)	(2.14)	(0.38)	0.00	(0.38)	0.00
09/30/21	$19.89	0.27	(a)	8.11	8.38	(0.12)	0.00	(0.12)	0.00
09/30/20	$22.86	0.12	(a)	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
09/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
09/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
09/30/17(b)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
10/01/2021-03/31/22+	$28.19	0.21	(a)	(2.35)	(2.14)	(0.42)	0.00	(0.42)	0.00
09/30/21	$19.92	0.37	(a)	8.04	8.41	(0.14)	0.00	(0.14)	0.00
09/30/20	$22.89	0.13	(a)	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
09/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
09/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
09/30/17(b)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Class R6
10/01/2021-03/31/22+	$28.20	0.22	(a)	(2.35)	(2.13)	(0.43)	0.00	(0.43)	0.00
09/30/21(c)	$25.83	0.38	(a)	1.99	2.37	0.00	0.00	0.00	0.00
Oakmark International Small Cap Fund
Investor Class
10/01/2021-03/31/22+	$19.92	0.03	(a)	(2.07)	(2.04)	(0.32)	0.00	(0.32)	0.00
09/30/21	$13.67	0.22	(a)	6.35	6.57	(0.32)	0.00	(0.32)	0.00
09/30/20	$14.61	0.31	(a)	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
09/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(d)
09/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(d)
09/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(d)
Advisor Class
10/01/2021-03/31/22+	$19.96	0.05	(a)	(2.09)	(2.04)	(0.35)	0.00	(0.35)	0.00
09/30/21	$13.69	0.23	(a)	6.38	6.61	(0.34)	0.00	(0.34)	0.00
09/30/20	$14.64	0.30	(a)	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
09/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(d)
09/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(d)
09/30/17(b)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(d)
Institutional Class
10/01/2021-03/31/22+	$19.91	0.05	(a)	(2.07)	(2.02)	(0.37)	0.00	(0.37)	0.00
09/30/21	$13.65	0.26	(a)	6.35	6.61	(0.35)	0.00	(0.35)	0.00
09/30/20	$14.59	0.33	(a)	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
09/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(d)
09/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(d)
09/30/17(b)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(d)
R6 Class
10/01/2021-03/31/22+	$19.91	0.06	(a)	(2.08)	(2.02)	(0.37)	0.00	(0.37)	0.00
09/30/21(c)	$16.66	0.25	(a)	3.00	3.25	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 11/30/2016.

(c)  Commenced on 12/15/2020.

(d)  Amount rounds to less than $0.01 per share.

92 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
10/01/2021-03/31/22+	$25.65	-7.79%	$7,568.4	1.24%†	1.06%†	1.04%†	18%
09/30/21	$28.17	41.96%	$8,756.6	0.99%	1.05%	1.02%	42%
09/30/20	$19.91	-11.37%	$7,959.9	0.39%	1.05%	1.00%	32%
09/30/19	$22.88	-6.41%	$14,446.5	2.84%	1.04%	0.98%	35%
09/30/18	$26.14	-6.33%	$24,866.2	1.84%	1.01%	0.96%	36%
09/30/17	$28.77	34.88%	$31,058.2	1.72%	1.00%	0.95%	41%
Advisor Class
10/01/2021-03/31/22+	$25.63	-7.69%	$3,105.6	1.44%†	0.88%†	0.86%†	18%
09/30/21	$28.15	42.22%	$3,316.0	1.03%	0.88%	0.85%	42%
09/30/20	$19.89	-11.28%	$6,282.8	0.59%	0.95%	0.90%	32%
09/30/19	$22.86	-6.34%	$6,701.4	3.35%	0.95%	0.90%	35%
09/30/18	$26.17	-6.25%	$5,757.4	2.53%	0.88%	0.83%	36%
09/30/17(b)	$28.82	31.24%	$914.3	2.42%†	0.86%†	0.81%†	41%
Institutional Class
10/01/2021-03/31/22+	$25.63	-7.66%	$10,721.4	1.50%†	0.81%†	0.79%†	18%
09/30/21	$28.19	42.30%	$11,748.6	1.34%	0.80%	0.77%	42%
09/30/20	$19.92	-11.19%	$7,233.5	0.62%	0.87%	0.82%	32%
09/30/19	$22.89	-6.27%	$9,457.3	3.20%	0.86%	0.81%	35%
09/30/18	$26.19	-6.16%	$12,174.4	2.25%	0.84%	0.79%	36%
09/30/17(b)	$28.82	31.24%	$7,658.7	2.06%†	0.83%†	0.77%†	41%
Class R6
10/01/2021-03/31/22+	$25.64	-7.64%	$3,470.0	1.55%†	0.77%†	0.75%†	18%
09/30/21(c)	$28.20	9.18%	$2,997.8	1.62%†	0.77%†	0.75%†	42%
Oakmark International Small Cap Fund
Investor Class
10/01/2021-03/31/22+	$17.56	-10.38%	$443.5	0.28%†	1.35%†	1.33%†	18%
09/30/21	$19.92	48.51%	$560.1	1.18%	1.37%	1.35%	48%
09/30/20	$13.67	-6.23%	$388.9	2.21%	1.45%	1.45%	42%
09/30/19	$14.61	-2.91%	$546.4	1.88%	1.38%	1.38%	39%
09/30/18	$16.34	-6.43%	$1,013.6	1.32%	1.36%	1.36%	45%
09/30/17	$18.12	25.98%	$1,835.5	1.40%	1.36%	1.36%	34%
Advisor Class
10/01/2021-03/31/22+	$17.57	-10.35%	$171.2	0.48%†	1.17%†	1.15%†	18%
09/30/21	$19.96	48.76%	$189.3	1.26%	1.20%	1.19%	48%
09/30/20	$13.69	-6.16%	$155.7	2.14%	1.35%	1.35%	42%
09/30/19	$14.64	-2.72%	$142.5	2.13%	1.26%	1.26%	39%
09/30/18	$16.33	-6.39%	$346.6	1.41%	1.32%	1.32%	45%
09/30/17(b)	$18.14	28.11%	$388.5	1.29%†	1.21%†	1.21%†	34%
Institutional Class
10/01/2021-03/31/22+	$17.52	-10.29%	$461.8	0.53%†	1.10%†	1.08%†	18%
09/30/21	$19.91	48.93%	$526.9	1.41%	1.11%	1.09%	48%
09/30/20	$13.65	-6.09%	$614.2	2.37%	1.26%	1.26%	42%
09/30/19	$14.59	-2.75%	$735.8	2.03%	1.23%	1.23%	39%
09/30/18	$16.36	-6.23%	$863.3	1.49%	1.17%	1.17%	45%
09/30/17(b)	$18.15	28.18%	$839.1	1.47%†	1.14%†	1.14%†	34%
R6 Class
10/01/2021-03/31/22+	$17.52	-10.27%	$368.3	0.58%†	1.07%†	1.05%†	18%
09/30/21(c)	$19.91	19.51%	$367.6	1.55%†	1.09%†	1.07%†	48%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 11/30/2016.

(c)  Commenced on 12/15/2020.

(d)  Amount rounds to less than $0.01 per share.

Oakmark.com 93

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
10/01/2021-03/31/22+	$35.94	0.16	(a)	(0.20)	(0.04)	(0.29)	(2.61)	(2.90)	0.00
09/30/21	$27.50	0.32	(a)	9.40	9.72	(0.35)	(0.93)	(1.28)	0.00
09/30/20	$30.30	0.42	(a)	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
09/30/19	$32.52	0.52	(a)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
09/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
09/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
Advisor Class
10/01/2021-03/31/22+	$35.98	0.21	(a)	(0.22)	(0.01)	(0.38)	(2.61)	(2.99)	0.00
09/30/21	$27.51	0.39	(a)	9.40	9.79	(0.39)	(0.93)	(1.32)	0.00
09/30/20	$30.31	0.46	(a)	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
09/30/19	$32.55	0.55	(a)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
09/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
09/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
10/01/2021-03/31/22+	$35.99	0.21	(a)	(0.21)	0.00	(0.40)	(2.61)	(3.01)	0.00
09/30/21	$27.52	0.41	(a)	9.40	9.81	(0.41)	(0.93)	(1.34)	0.00
09/30/20	$30.33	0.47	(a)	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
09/30/19	$32.56	0.59	(a)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
09/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
09/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
R6 Class
10/01/2021-03/31/22+	$36.00	0.24	(a)	(0.24)	0.00	(0.40)	(2.61)	(3.01)	0.00
09/30/21(c)	$30.24	0.49	(a)	5.27	5.76	0.00	0.00	0.00	0.00
Oakmark Bond Fund
Investor Class
03/31/22+(d)	$9.89	0.04	(a)	(0.19)	(0.15)	(0.03)	(0.19)	(0.22)	0.00
Advisor Class
10/01/2021-03/31/22+	$10.35	0.10	(a)	(0.63)	(0.53)	(0.10)	(0.19)	(0.29)	0.00
09/30/21	$10.16	0.16	(a)	0.24	0.40	(0.16)	(0.05)	(0.21)	0.00
09/30/20(e)	$10.00	0.04	(a)	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
10/01/2021-03/31/22+	$10.35	0.10	(a)	(0.63)	(0.53)	(0.10)	(0.19)	(0.29)	0.00
09/30/21	$10.17	0.18	(a)	0.22	0.40	(0.17)	(0.05)	(0.22)	0.00
09/30/20(e)	$10.00	0.04	(a)	0.17	0.21	(0.04)	0.00	(0.04)	0.00
R6 Class
10/01/2021-03/31/22+	$10.35	0.10	(a)	(0.63)	(0.53)	(0.10)	(0.19)	(0.29)	0.00
09/30/21(c)	$10.32	0.14	(a)	0.04	0.18	(0.15)	0.00	(0.15)	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(c)  Commenced on 12/15/2020.

(d)  Commenced on 01/28/2022.

(e)  Commenced on 06/20/2020.

94 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
10/01/2021-03/31/22+	$33.00	-0.27%	$5,346.5	0.94%†	0.85%†	0.83%†	20%
09/30/21	$35.94	36.19%	$5,587.1	0.97%	0.87%	0.84%	14%
09/30/20	$27.50	-0.90%	$5,492.4	1.52%	0.94%	0.84%	15%
09/30/19	$30.30	2.29%	$9,006.7	1.74%	0.91%	0.81%	11%
09/30/18	$32.52	5.29%	$12,159.5	1.51%	0.88%	0.78%	23%
09/30/17	$33.41	15.30%	$14,249.1	1.71%	0.87%	0.78%	18%
Advisor Class
10/01/2021-03/31/22+	$32.98	-0.19%	$873.4	1.20%†	0.60%†	0.58%†	20%
09/30/21	$35.98	36.49%	$868.4	1.20%	0.66%	0.62%	14%
09/30/20	$27.51	-0.76%	$951.9	1.65%	0.81%	0.71%	15%
09/30/19	$30.31	2.41%	$1,347.6	1.86%	0.78%	0.68%	11%
09/30/18	$32.55	5.42%	$1,720.5	1.72%	0.74%	0.64%	23%
09/30/17(b)	$33.46	11.64%	$724.7	2.07%†	0.71%†	0.61%†	18%
Institutional Class
10/01/2021-03/31/22+	$32.98	-0.19%	$1,124.5	1.20%†	0.60%†	0.58%†	20%
09/30/21	$35.99	36.57%	$1,138.5	1.22%	0.62%	0.58%	14%
09/30/20	$27.52	-0.73%	$844.3	1.72%	0.75%	0.65%	15%
09/30/19	$30.33	2.49%	$1,188.9	1.96%	0.72%	0.63%	11%
09/30/18	$32.56	5.47%	$1,035.0	1.77%	0.69%	0.59%	23%
09/30/17(b)	$33.46	11.64%	$536.3	2.19%†	0.69%†	0.59%†	18%
R6 Class
10/01/2021-03/31/22+	$32.99	-0.17%	$91.4	1.39%†	0.56%†	0.54%†	20%
09/30/21(c)	$36.00	19.05%	$87.3	1.78%†	0.57%†	0.55%†	14%

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets		Ratio of Waiver/ Reimbursement to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Bond Fund
Investor Class
03/31/22+(d)	$9.52	-3.39%	$0.7	2.11	%†	1.73	%†	(0.99	%)†	0.74	%†	44%
Advisor Class
10/01/2021-03/31/22+	$9.53	-5.25%	$1.6	1.93	%†	0.95	%†	(0.41	%)†	0.54	%†	44%
09/30/21	$10.35	3.81%	$2.4	1.59%		0.93%		(0.37%)		0.57%		112%
09/30/20(e)	$10.16	2.04%	$0.6	1.19	%†	3.14	%†	(2.60	%)†	0.54	%†	25%
Institutional Class
10/01/2021-03/31/22+	$9.53	-5.25%	$3.1	1.97	%†	0.96	%†	(0.44	%)†	0.52	%†	44%
09/30/21	$10.35	3.88%	$3.3	1.75%		0.89%		(0.43%)		0.46%		112%
09/30/20(e)	$10.17	2.07%	$79.0	1.32	%†	2.42	%†	(1.98	%)†	0.44	%†	25%
R6 Class
10/01/2021-03/31/22+	$9.53	-5.21%	$82.9	2.05	%†	0.94	%†	(0.50	%)†	0.44	%†	44%
09/30/21(c)	$10.35	1.74%	$91.3	1.71	%†	0.93	%†	(0.49	%)†	0.44	%†	112%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(c)  Commenced on 12/15/2020.

(d)  Commenced on 01/28/2022.

(e)  Commenced on 06/20/2020.

Oakmark.com 95

The Oakmark Funds Disclosure Regarding the Board of Trustees' Approval of Investment Advisory Agreements as Approved October 27, 2021

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Harris Associates Investment Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust or of Harris Associates L.P. (the "Adviser") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considers whether to continue the investment advisory agreements with the Adviser (each, an "Agreement," and collectively, the "Agreements") with respect to each series of the Trust (each a "Fund"), except the Oakmark Small Cap Fund. At a meeting held on October 27, 2021, the Board, including all of the Independent Trustees, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of each Agreement through October 31, 2022.

In evaluating the Agreements with respect to each Fund, the Board's Committee on Contracts (the "Committee"), together with the other Independent Trustees, requested, received, reviewed and considered extensive materials provided by the Adviser in response to questions submitted by the Independent Trustees that they believed to be relevant to the continuation of the Agreements with respect to each Fund in light of (i) legal advice furnished to them by their legal counsel that is experienced in 1940 Act matters and that is independent from the Adviser ("Independent Counsel"); (ii) their own business judgment; and (iii) developments in the industry, the markets and mutual fund regulation and litigation. The Committee leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of Independent Trustees, and more than 75% of the Board is comprised of Independent Trustees. During the annual contract approval process, the Committee and the other Independent Trustees met multiple times specifically to review and consider materials related to the proposed continuation of each Agreement; and to ensure that the Adviser had time to respond to questions from the Independent Trustees and that the Independent Trustees had time to consider those responses. They also met with senior representatives of the Adviser regarding, among other things, its personnel, operations and financial condition as they relate to the Funds. In addition, the Board retained Broadridge Financial Solutions, Inc. ("Broadridge"), an independent consulting firm that specializes in the analysis of fund industry data, to provide performance and expense information for each Fund and a peer group of comparable funds, as selected by Broadridge. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Adviser. While the Board considered the continuation of the Agreements for all of the Funds at the same meetings, the Board considered each Fund's Agreement separately from those of each other Fund.

In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract approval process that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance and liquidity management reports and related portfolio information for each Fund, as well as reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder support and other services provided by the Adviser and its affiliates.

The Independent Trustees were advised by Independent Counsel throughout the annual contract approval process and they received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract approval process, the Committee and the other Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

Provided below is a description of the Board's annual contract approval process and material factors that the Board considered regarding continuation of the Agreements and the compensation to be paid thereunder. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract approval process.

This description is not intended to include all of the factors considered by the Board. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the qualifications, experience and capabilities of, and the resources available to, the Adviser's investment and other personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and the Adviser's compliance program. The Board also considered the Adviser's resources and reviewed key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund, and the investment results produced as a result of the Adviser's in-house research. The Trustees also reviewed information regarding each Fund's "active share" in relation to its benchmark index.

The Board noted the extensive range of services that the Adviser provides to the Funds beyond the investment management services. The Board considered that, pursuant to each Agreement, the Adviser provides administrative services, including, among others, oversight of shareholder communications, fund administration and accounting services, regulatory and legal obligation oversight, supervision of Fund operations, and Board support. The Board also considered the Adviser's policies and practices regarding brokerage, commissions, trade execution, transaction and other trading costs, and allocation of portfolio transactions. The Board noted that the Adviser is also responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also considered that the Adviser's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and on a regular basis it considers information regarding the Adviser's processes for identifying, monitoring and managing risk. The Board also noted the Adviser's oversight of the Funds' various outside service providers, including its negotiation of certain service providers' fees and its evaluation of service

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providers' infrastructure, cybersecurity programs, compliance programs and business continuity programs, among other matters. The Board further noted the additional responsibilities of the Adviser in administering the Funds' liquidity risk management program. The Board also considered the Adviser's ongoing development of its own internal infrastructure, including, among other things, its operational and trading capabilities, and its information technology to support the Funds' compliance structure through, among other things, cybersecurity programs, business continuity planning and risk management. The Board also noted the Adviser's largely seamless implementation of its business continuity plan in response to the Covid-19 pandemic, and its success in continuously providing services to the Funds not withstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of the Adviser.

The Board also considered the general structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and whether this structure provides appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the ability of the Adviser to attract and retain qualified personnel to service the Funds. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders.

The Board also considered the manner in which the Adviser addressed various matters that arose during the year. These matters may have been the result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered the Adviser's response to recent market conditions, such as the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of Covid-19 and considered the overall performance of the Adviser in this context.

Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, net of the Fund's fees and expenses, both on an absolute basis and compared to the performance of a broader group of comparable funds pursuing generally similar strategies with the same investment classification and/or objective as each Fund (the Fund's "Performance Universe"), as selected by Broadridge. As a general matter, the Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups. The performance periods considered by the Board were those ended April 30, 2021. The Board considered the 1-, 3-, 5- and 10-year performance for each Fund.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2021.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2021.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2021.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 5- and 10-year periods ending April 30, 2021 and was the same as the median annual return of its respective Performance Universe during the 3-year period ending April 30, 2021.

Oakmark International Fund. The Board considered that the Oakmark International Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2021.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2021.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2021.

Oakmark Bond Fund. The Board considered that the Oakmark Bond Fund outperformed the median annualized return of its respective Performance Universe since inception and during the year-to-date period ending April 30, 2021. The Fund was launched in June 2020 and therefore does not have 1-, 3-, 5-, or 10-year performance as of April 30, 2021.

The Board also considered the quintile ranking of each Fund against its Performance Universe for the 1-year period ended April 30, 2021. In addition to considering each Fund's performance as compared to that of its respective Performance Universe, the Board also considered each Fund's performance as compared to that of its benchmark, and other comparative data provided by Broadridge, including each Fund's total return and performance relative to risk and separate comparative data provided by the Adviser. The Board also considered updated performance information at its October meeting at which the Agreements were approved. The Board met quarterly with the portfolio managers of each Fund to discuss the Fund's performance during the year prior to voting on the contract renewal. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance.

Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fee structure for each Fund under its Agreement as compared to the peer group provided by Broadridge, including funds that the Adviser identified as comparable peer funds. Specifically, using the information provided by Broadridge, the Board considered each Fund's management fee and the management fees for other mutual funds comparable in fund type, investment classification/objective, load type and asset size to each Fund (the Fund's "Expense Group"), and considered each Fund's total expense ratio, which reflects the total fees paid by an investor (excluding any 12b-1/non-12b-1 service fees), and those of its Expense Group.

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Further detail considered by the Board regarding each Fund's management fee and total expense ratio as of the conclusion of its fiscal year ended September 30, 2020, is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark International Fund. The Board considered that the Oakmark International Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund's management fee and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Bond Fund. The Board considered that the Oakmark Bond Fund's management fee was higher than the corresponding median of its respective Expense Group and the Fund's total expense ratio was the same as the corresponding median of its respective Expense Group.

In considering this comparative information, the Board took into account the impact that recent changes to the Funds' share class and fee structures, which took effect on December 15, 2020 (the "Fee Restructure"), had on each Fund's management fees and total expense ratios relative to its Expense Group. Specifically, using supplemental information provided by Broadridge, the Board also considered each Fund's management fee and total expense ratio compared to its Expense Group, based on an assumption that the Fee Restructure had been in effect during the fiscal year ended September 30, 2020. The Board noted that under the Fee Restructure, the management fee (net of fees waived, if applicable) quintile ranking for each Fund improved or stayed the same, and the total expense ratios for most Funds' share classes improved or stayed the same. The Board further noted that Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, and Oakmark Equity and Income Fund all decreased their management fees as part of the Fee Restructure.

The Board also reviewed the Adviser's management fees for comparable institutional separate account clients and sub-advised funds (for which the Adviser provides portfolio management services only). The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and any such comparable separate account clients and/or sub-advised funds, including any breakpoints, and noted the Adviser's explanation that, although in most instances the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services with respect to the Funds. The Board further noted the more extensive regulatory obligations and the various risks (e.g., operational, enterprise, legal, regulatory, compliance) associated with managing the Funds as compared to any such comparable separate account clients and/or sub-advised funds.

The Board also noted that each Fund's management fee is a single fee that compensates the Adviser for its services as investment adviser and manager under the Agreements, and further noted that, for comparative purposes, where possible, Broadridge aggregated the separate investment advisory and administrative fees into a single management fee for the mutual funds in the Expense Group that clearly identify two separate fees. The Board noted that some mutual funds in the Expense Group may pay directly from fund assets for certain services that the Adviser is compensated for out of the management fee for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its respective Expense Group as a way of taking account of these differences. The Board also considered the Adviser's agreement to continue the expense limitation agreement for each Fund. In addition, the Board considered the Adviser's agreement to continue the investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, and Oakmark Equity and Income Fund.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Broadridge. The Board examined the estimated pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds, for purposes of calculating its estimated profitability, and recognized that the methodology may not reflect all of the costs or risks associated with offering and managing a mutual fund complex. The Board also recognized that the Adviser and its affiliates are entitled to earn a reasonable level of profits for services they provide to each Fund.

Economies of Scale

The Board considered whether each Fund's management fee structure reflects any potential economies of scale that may be realized by the Adviser for the benefit of each Fund's shareholders. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as Fund assets increase. In addition, the Board considered each Fund's expense limitation agreement and the investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, and Oakmark Equity and Income Fund that reduces each Fund's expenses at all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provides protection from an increase in expenses if a Fund's assets decline. The Board also considered that the

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Adviser has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Other Benefits Derived from the Relationship with the Funds

The Board considered any fall-out benefits likely to accrue to the Adviser or its affiliates from their relationship with each Fund. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually. The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research and brokerage products and services benefiting the Funds and/or other clients of the Adviser, and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research and brokerage products and services was consistent with regulatory requirements.

Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, in its business judgment, concluded that approval of the continuation of each Agreement was in the best interests of the respective Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser; that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund; that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser; that the profitability of the Adviser's relationship with each Fund appeared to be reasonable in relation to the services performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs and risks associated with providing the investment advisory and other services to each Fund and the benefits accruing to each Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual contract approval process.

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Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit www.oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under-perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, Oakmark International Small Cap, and Oakmark Bond Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International, Oakmark International Small Cap and Oakmark Bond Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

Oakmark Equity and Income and Oakmark Bond Funds invest in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Oakmark Equity and Income and Oakmark Bond Funds: The Funds' may be subject to prepayment and extension risk, which may shorten or lengthen the duration of the Funds' investments. The Funds' may also be subject to credit risk, which is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Funds' yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. Investing in when-issued or forward-settling transactions may be less favorable than the price or yield available in the market when the transaction takes place. The Funds' exposure to loan interests may be subject to restrictions on transfer, illiquid and difficult to value.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large-Cap Value Funds Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

6.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

7.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

8.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

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Disclosures and Endnotes (continued)

10.  EBITDA refers to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization, which is a measure of operating income.

11.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

17.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

18.  The compound return is the rate of return, usually expressed as a percentage that represents the cumulative effect that a series of gains or losses has on an original amount of capital over a period of time. Compound returns are usually expressed in annual terms, meaning that the percentage number that is reported represents the annualized rate at which capital has compounded over time.

19.  The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

20.  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

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Oakmark Funds

Trustees and Officers

Trustees

Thomas H. Hayden—Chair

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Rana J. Wright

Officers

Rana J. Wright—President and Principal Executive Officer

Adam D. Abbas—Vice President

Joseph J. Allessie—Vice President, Secretary and Chief Legal Officer

Anthony P. Coniaris—Executive Vice President

Rick J. Dercks—Vice President and Assistant Treasurer*

Kathleen O. Gerdes—Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President

William C. Nygren—Vice President

Howard M. Reich—Vice President

Zachary D. Weber—Vice President, Principal Accounting Officer, Principal Financial Officer and Treasurer

*  Mr. Dercks became Assistant Treasurer effective January 26, 2022.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

www.oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

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Oakmark.com

SAN (06/22)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(2)	Certifications of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3) Not applicable.

(4) Not applicable.

(b)	Certification of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	June 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	June 2, 2022

By:	/s/ Zachery D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	June 2, 2022